UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07763

LITMAN GREGORY FUNDS TRUST

(Exact name of registrant as specified in charter)

4 Orinda Way, Suite 200-D

Orinda, CA 94563

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)

Jeremy DeGroot

4 Orinda Way, Suite 200-D

Orinda, CA 94563

Registrant’s telephone number, including area code: (925) 254-8999

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1: Report to Shareholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

LITMAN GREGORY FUNDS TRUST

Annual Report

Litman Gregory Masters Equity Fund

Litman Gregory Masters International Fund

Litman Gregory Masters Smaller Companies Fund

Litman Gregory Masters Alternative Strategies Fund

December 31, 2015

Litman Gregory Masters Funds Concept

Investment Philosophy: Alternative Strategies Fund

The Alternative Strategies Fund was created based on the following fundamental beliefs:

First, Litman Gregory believes it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on Litman Gregory’s extensive experience evaluating managers and mutual funds on behalf of their clients. The five managers in this fund were chosen for their specialized and demonstrated expertise, as well as for their complementary, non-correlated investment approaches.

Second, not only do we want high-quality managers, but we want to offer access to them at an acceptable cost. We spent the last couple of years engaged in research to find the right mix of managers we believe can deliver on both fronts.

Third, this fund doesn’t seek to simply replicate what each manager is already doing elsewhere, but to bring investors additional value-add through flexibility, concentration, and the ability to be more opportunistic.

The Litman Gregory Masters Alternative Strategies Fund Concept

The Alternative Strategies Fund is a multi-manager fund that combines alternative and absolute-return-oriented strategies chosen based on Litman Gregory’s conviction that each individual strategy is compelling and that collectively the overall fund portfolio is well diversified. This fund is intended to complement traditional stock and bond portfolios by offering diversification, seeking to reduce volatility, and to potentially enhance returns relative to various measures of risk.

This fund will contain many risk-control factors including the selection of strategies that seek lower risk exposure than conventional stock or stock-bond strategies, the risk-sensitive nature of the managers, the skill of the managers, and the overall strategy diversification.

Typically, each manager will run their specified percentage of the portfolio, but Litman Gregory may tactically alter the managers’ allocations to attempt to take advantage of particularly compelling opportunities for a specific strategy or to further manage risk. We will have a high hurdle for making a tactical allocation shift and don’t expect such top-down shifts to happen frequently.

Investment Philosophy: The Equity Funds

Our equity funds are based on two fundamental beliefs:

First, it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on our extensive experience evaluating stock pickers and mutual funds on behalf of our investment management clients.

Second, that most stock pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform a more diversified portfolio over a market cycle. However, most stock pickers typically manage portfolios that are diversified beyond these highest-conviction holdings in order to reduce risk and to facilitate the management of the larger amounts of money they oversee.

The Concept Behind Our Equity Funds

Based on the above beliefs, these funds seek to isolate the stock-picking skills of a group of highly regarded investment managers. To meet this objective, the funds are designed with both risk and return in mind, placing particular emphasis on the following factors:

•	We only choose stock pickers we believe to be exceptionally skilled.

•	Each stock picker runs a very concentrated sub-portfolio of not more than 15 of his or her “highest-conviction” stocks.

•	Although each manager’s portfolio is concentrated, our equity funds seek to manage risk partly by building diversification into each fund.

¡	The Equity and International funds offer diversification by including managers with differing investment styles and market- cap orientations.

¡	The Smaller Companies Fund brings together managers who use different investment approaches, though each focuses on the securities of smaller companies.

•	We believe that excessive asset growth often results in diminished performance. Therefore, each fund may close to new investors at a level that Litman Gregory believes will preserve each manager’s ability to effectively implement the Litman Gregory Masters Funds concept. If more sub-advisors are added to a particular fund, the fund’s closing asset level may be increased.

Diversification does not assure a profit or protect against a loss in a declining market.

ii	Litman Gregory Funds Trust

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Litman Gregory Masters Funds. Statements and other information in this report are dated and are subject to change.

Litman Gregory Fund Advisors, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Table of Contents	1

Litman Gregory Fund Advisors’

Commitment to Shareholders

We are deeply committed to making each Litman Gregory Masters Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the Litman Gregory Masters concept.

•	We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•	We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their Litman Gregory Masters Funds mandate. Consistent with this mandate, we focus on long-term performance evaluation so that the Masters managers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•	Investments from new shareholders in each fund are expected to be limited so that each fund’s asset base remains small enough to retain flexibility to add value.

•	The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest, when appropriate, in an opportunistic manner knowing that the potential volatility within his or her portfolio will be diluted at the fund level by the performance of the other managers. In this way, the multi-manager structure seeks to provide fund-level diversification.

•	We will work hard to discourage short-term speculators so that cash flows into the funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•	We will remain attentive to fund overhead, and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•	We will provide investors with a low minimum, no-load, no 12b-1 Institutional share class for all Litman Gregory Masters Funds, and a low minimum, no-load Investor share class for the Equity, International, and Alternative Strategies funds

•	We also will work closely with our managers to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the managers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Litman Gregory Masters Funds is also evidenced by our own investment. Our employees have, collectively, substantial investments in the funds, as does our company retirement plan. In addition, we use the funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Litman Gregory Masters Funds held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the funds in our client accounts because each Litman Gregory Masters Fund is capacity constrained (they may be closed as mentioned above), and by using them in client accounts we are using up capacity for which we may not be paid. But we believe these funds offer value that we can’t get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

While the funds are no-load, there are management fees and operating expenses that do apply, as well as a 12b-1 fee that applies to Investor class shares. Please refer to the prospectus for further details.

Diversification does not assure a profit or protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

2	Litman Gregory Funds Trust

Each of the funds may invest in foreign securities. Investing in foreign securities exposes investors to economic, political, and market risks and fluctuations in foreign currencies. Each of the funds may invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless. The International Fund will invest in emerging markets. Investments in emerging market countries involve additional risks such as government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Alternative Strategies Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Merger arbitrage investments risk loss if a proposed reorganization in which the fund invests is renegotiated or terminated.

Investments in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies.

Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisors and advisor and the allocation of assets amongst them.

Past performance does not guarantee future results.

Mutual fund investing involves risk; loss of principal is possible.

Performance discussions for the Equity Fund, the International Fund, and the Alternative Strategies Fund are specifically related to the Institutional share class.

Some of the comments are based on current management expectation and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statement by words such as “estimate”, “may”, “expect”, “should”, “could”, “believe”, “plan”, and similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

See pages 8, 16 and 27 for each fund’s top contributors. See pages 9, 17-18 and 28 for each fund’s portfolio composition. See pages 36-37 for the Alternative Strategies Fund’s individual strategy portfolio allocations. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

References to other mutual funds should not be interpreted as an offer of these securities.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Please see page 104 for index definitions. You cannot invest directly in an index.

Please see page 106 for industry definitions.

Fund Summary	3

Litman Gregory Masters Funds’ Performance

	Average Annual Total Returns
Institutional Class Performance as of 12/31/2015	1-Year	3-Year	5-Year	10-Year	15-Year	Since Inception
Litman Gregory Masters Equity Fund (12/31/96)	-1.87%	13.78%	9.94%	5.33%	5.02%	7.62%
Russell 3000 Index	0.48%	14.74%	12.18%	7.35%	5.39%	7.60%
Morningstar Large Blend Category Average	-1.47%	12.73%	10.16%	5.95%	3.85%	6.13%
Gross Expense Ratio: 1.27% Net Expense Ratio* as of 4/30/15: 1.17%

Litman Gregory Masters International Fund (12/1/97)	-5.52%	3.74%	2.33%	3.89%	4.81%	7.53%
Russell Global ex US Large Cap Index	-4.53%	2.60%	1.94%	3.78%	4.55%	5.43%
MSCI EAFE Index	-0.40%	5.45%	4.06%	3.50%	3.98%	4.93%
Morningstar Foreign Large Blend Category Average	-1.61%	3.65%	2.55%	2.57%	2.83%	3.90%
Gross Expense Ratio: 1.24% Net Expense Ratio* as of 4/30/15: 0.99%

Litman Gregory Masters Smaller Companies Fund (6/30/2003)	-13.24%	4.44%	6.29%	4.39%	n/a	7.01%
Russell 2000 Index	-4.41%	11.65%	9.19%	6.80%	n/a	9.14%
Morningstar Small Blend Category Average	-5.34%	10.57%	8.34%	5.91%	n/a	8.60%
Gross Expense Ratio: 1.55% Net Expense Ratio* as of 4/30/15: 1.45%

Litman Gregory Masters Alternative Strategies Fund (9/30/2011)	-0.77%	3.00%	n/a	n/a	n/a	5.12%
Barclays Aggregate Bond Index	0.57%	1.45%	n/a	n/a	n/a	2.28%
Russell 1000 Index	0.92%	15.01%	n/a	n/a	n/a	17.45%
40/60 Blend of Russell 1000 Index & Barclays Aggregate Bond Index	0.94%	6.83%	n/a	n/a	n/a	8.29%
3-Month LIBOR	0.28%	0.26%	n/a	n/a	n/a	0.33%
Morningstar Multialternative Category Average	-2.72%	0.73%	n/a	n/a	n/a	1.66%
Net Expense Ratio Excluding Dividend Expense on Short Sales and Interest & Borrowing Costs on Leverage Line of Credit[1] as of 4/30/15: 1.49%
Total Operating Expenses[2] as of 4/30/15: 1.74%
Gross Expense Ratio as of 4/30/15: 1.87%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com.

The performance quoted does not include a deduction for taxes that a shareholder would pay on distributions or the redemption of fund shares. Indexes are unmanaged, do not incur expenses, taxes or fees and cannot be invested in directly.

* Gross and net expense ratios are for the institutional share class per the Prospectus dated 4/30/2015. There are contractual fee waivers in effect through 4/30/2016. Through 4/30/2016, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations.

1.  Does not include dividend expense on short sales of 0.20% and interest expense of 0.05%

2.  The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2016. The total operating expense includes dividend and interest expense on short sales and interest and borrowing costs incurred for investment purposes, which are not included in the expense ratio.

4	Litman Gregory Funds Trust

Dear Fellow Shareholder:

2015 was not an easy year to be an investor. Every major asset class delivered disappointing returns and many fell into negative territory. Global equity and bond indexes were in the red. It was so bad that U.S. stocks and U.S. investment-grade bonds (represented by the Russell 3000 Index and the Barclays Aggregate Bond Index) were relative stars for the year with barely positive returns of 0.48% and 0.57%, respectively. But taking a closer look at the U.S. stock market, the story is even more discouraging as there were a few stocks—mostly big tech and Internet companies like Facebook and Amazon.com—that delivered huge returns while the rest of the stock market was largely in the red.

It was also a momentum year, with momentum stocks returning almost 10%. A momentum market is one in which stocks with strong price performance continue to outperform. However, this is not sustainable for an extended time period. The managers of our funds are fundamentally oriented—focusing on the strength of the underlying company’s fundamentals relative to its price. Momentum markets are generally not strong environments for fundamentally oriented investors.

Looking ahead, Litman Gregory continues to see the best potential returns and increasingly good value in foreign stocks. Our research, which is based on valuation and earnings analysis, suggests that non-U.S. stocks are likely to deliver much higher returns than U.S. stocks over the next several years (our analysis looks forward five years). While we can’t anticipate the timing of when non-U.S. outperformance will kick in and there is no guarantee we will be right, we believe the outperformance could be sizable—in our base case scenario the amount is in the ballpark of 10 percentage points per year. Perhaps not coincidentally, broadly diversified international equity benchmarks have lagged the U.S. equity market by about this amount over the last five years.

As it turns out, multiyear cycles of out- and underperformance of international versus U.S. equities seem to be the norm, and these performance trends often result in discouraged investors making ill-timed investments into the previously outperforming asset class while reducing exposure to the underperforming asset class. In the late 2000s many investors moved to higher allocations in non-U.S. stocks after they had strongly outperformed over the six years through 2007. But now that U.S. stock returns have crushed the returns of foreign stock indexes over the past eight years, U.S. investors wonder why they should leave home to invest in stocks. This view is reinforced by headlines suggesting a continued poor outlook for non-U.S. economies. But seasoned investors understand that neither recent performance history nor economic headlines are reliable indicators of future performance, though at times they can be very effective contrarian indicators. This is because investors tend to chase asset performance, so good performers tend to become overvalued as investors price in a too-optimistic future. The reverse is true for underperforming asset classes. At present, investor sentiment is quite negative in regard to foreign stocks at a time when, based on our analysis, they are priced to offer better value than U.S. stocks and their earnings outlook is better than we believe investors expect.

We were not at all surprised to see the low returns delivered by the bond market in 2015. As we’ve stated in the past, the very low yields offered by investment-grade bonds virtually guarantee low single-digit returns or worse over the next five years. While investment-grade bonds still serve as an important recession hedge within diversified portfolios, on a pure return standpoint in our view they are not attractive. It is partly for this reason we continue to believe there are a small handful of well-priced and well-managed diversified “liquid” alternative funds that can add value as a replacement for a portion of the stock and investment-grade bond allocations in a diversified portfolio.

Litman Gregory employees and the fund’s trustees continue to invest heavily in the Litman Gregory Masters Funds with a total of $19 million invested at the end of 2015. We and our sub-advisors remain intensely focused on our investment process and our goal of delivering strong long-term returns, and we continue to be thankful for the confidence you exhibit by joining us as investors in the funds.

Sincerely,

Ken Gregory, Chairman

Jeremy DeGroot, Portfolio Manager and Chief Investment Officer

Jack Chee Portfolio Manager

Rajat Jain, Portfolio Manager

Fund Summary	5

Litman Gregory Masters Equity Fund Review

Litman Gregory Masters Equity Fund fell 1.87% in 2015, lagging the Russell 3000 benchmark’s return of 0.48%. The fund also lags this benchmark over the trailing three-, five-, and 10-year periods, and is in line since its 12/31/96 inception. The fund has stacked up well relative to its peers (as defined by the Morningstar Large Blend Category), however, outperforming by 149 basis points (1.49%), annualized since inception.

The Equity Fund’s long-term performance versus the index is clearly disappointing at this point in time, but it is instructive to look more deeply at the fund’s history. The fund established a strong track record in its first nine years, beating its Russell 3000 benchmark by a sizable 2.33 percentage points, annualized. The fund then meaningfully lagged in 2006 and again in the second half of 2008 during the financial crisis. At various points in 2008, Litman Gregory made significant changes to the fund, hiring three sub-advisors and removing two from the fund’s lineup. We believed these changes would set the fund up for a period of outperformance, akin to the first nine years of its operation. Since December 31, 2008, through December 31, 2015, the fund’s performance has been strong with a 15.62% annualized return, 59 basis points better than its benchmark. While we expect to do better, this performance is encouraging considering the past several years since the crisis have been especially hard for active managers in the United States, with quantitative easing, risk-on and risk-off periods, the low dispersion of returns among stocks, and narrow momentum-driven markets more recently. As with other cycles in the financial markets, we expect these headwinds to active management in general, and our fundamentally oriented managers in particular, will turn into tailwinds, although the timing of such market shifts is never certain.

Performance as of 12/31/2015

	Average Annual Total Returns
	One- Year	Three- Year	Five- Year	Ten- Year	Fifteen- Year	Since Inception
Litman Gregory Masters Equity Fund Institutional (12/31/96)	-1.87%	13.78%	9.94%	5.33%	5.02%	7.62%
Russell 3000 Index	0.48%	14.74%	12.18%	7.35%	5.39%	7.60%
Morningstar Large Blend Category*	-1.46%	12.74%	10.16%	5.95%	3.85%	6.13%
Litman Gregory Masters Equity Fund Investor (4/30/2009)	-2.08%	13.61%	9.73%	5.12%	4.79%	14.56%
Russell 3000 Index	0.48%	14.74%	12.18%	7.35%	5.39%	16.09%
Morningstar Large Blend Category*	-1.46%	12.74%	10.16%	5.95%	3.85%	13.99%

* Although Morningstar categorizes the Equity Fund as Large Growth, we believe it is better categorized as Large Blend.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2015, the gross and net expense ratios for the Institutional Class were 1.27% and 1.17%, respectively; and for the Investor Class were 1.52% and 1.42%, respectively. There are contractual fee waivers in effect through 4/30/2016. Through 4/30/2016, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations. See page 3 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Equity Fund. All performance discussions in this report refer to the performance of the Institutional share class.

Performance of Managers

Performance of the sub-advisors was mixed during 2015: four managers outperformed their benchmarks, while three managers underperformed. Looking at longer-term performance, of the five sub-advisors with at least a five-year tenure on the Equity Fund, two of whom (Dick Weiss and Chris Davis) have been on the fund since inception, four are ahead of their respective benchmarks and one is in line.

Key Performance Drivers

Stock selection was the primary driver of the fund’s relative underperformance during the year, while sector allocation had a minor positive effect. It is important to understand that the portfolio is built stock by stock and that sector weightings are a residual of the bottom-up, fundamental stock-picking process employed by each sub-advisor. That said, we do report on the relative performance contributions of both sector weights and stock selection to help shareholders understand drivers of recent performance. It is also important to remember that the performance of a stock over a relatively short period tells us nothing about whether it will be a successful position for the fund; that is only known at the point when the stock is sold.

For the year ended December 31, 2015, information technology was the top-contributing sector to the fund’s performance. The technology sector did better than the broader index and the fund benefited from having a meaningful overweight there (29.55% versus the benchmark’s 19.30%). In addition, stock selection within the sector was strong, with four of the 10 highest individual contributors to performance being technology names; a few are discussed below.

6	Litman Gregory Funds Trust

Visa, the global payments technology company, is owned by two managers—Clyde McGregor (Harris Associates) and Frank Sands, Jr. and Mike Sramek (Sands Capital). McGregor says Visa is well managed and has significant competitive advantages in the banking industry through its deep payments network. Shares gained 19.13% in the portfolio over the 12-month period. He views the company as essential to the next generation of mobile payments, as indicated by the fact that over 500 Visa clients (which represent around 75% of U.S. aggregate payment volume) contracted with Apple Pay. Payments volume (adjusting for foreign currency fluctuations) grew 12% in the fourth quarter, helping adjusted earnings per share see 16% growth over the full year. McGregor notes the company announced a new $5 billion share repurchase plan and management is moving forward with its acquisition of Visa Europe, which when completed will create a single global Visa-branded company. Sands and Sramek agree that the shift to new payment technologies will benefit the company. They add that the ongoing secular shift from paper-based to electronic forms of payment will continue to drive Visa’s growth for years to come—despite the seeming ubiquity of credit cards, transactions made with paper still total over $11 trillion.

Another technology company among the top 10 contributors for 2015 is Facebook, owned by Sands Capital. Facebook shares increased 34.15% in the portfolio in the year. Throughout the year, the company reported results that exceeded the manager’s expectations across all key metrics: engagement, advertising revenue growth, and mobile monetization. Since the stock was added to the portfolio in 2012 at the time of the initial public offering, Sands and Sramek say a priority for the company has been transitioning from desktop to mobile. Mobile now accounts for over 50% of advertising dollars, so with this initiative winding down, the company is focused on executing three-, five-, and 10-year strategic plans. For at least the next three years, the company’s advertising business should remain the key driver of growth. Over the next five years, management has four primary goals. These include improving the experience on both Facebook Messenger and WhatsApp, helping developers build better experiences on the Facebook platform, expanding usage of the Facebook Audience Network among developers and publishers, and improving the “App Link” technology for mobile apps. Over the next ten years, Facebook plans to leverage its recent acquisition of Oculus to build a next-generation computing platform. The company also aims to extend the reach of Internet.org, its partnership with mobile carriers, in order to increase the number of worldwide users with Internet access—something that could further entrench its platform around the globe. Sands and Sramek are pleased with management’s long-term approach and believe there is broad opportunity for Facebook to sustain above-average growth, both within their five-year investment horizon and beyond.

Not all positions in the information technology sector were additive to performance. Teradata (owned by Dick Weiss of Wells Capital Management) fell 39.51% and was among the 10 leading detractors over the period.

Teradata provides analytic data platforms, consulting services, and marketing and analytic applications. The company’s solutions enable customers to integrate enterprise-wide data such as customer, financial, and operational data. Weiss originally bought the company when he felt it was trading too cheap relative to his estimate of private market value and was well positioned in a modestly growing market. Over time, new technology applications came to the fore in the market. This resulted in something of a pause for the business, with some of Teradata’s largest customers choosing not to add additional capacity to their network. As such, Teradata has seen a pause in its growth rate while this transition takes place. The main question is whether there are long-term alternatives for Teradata applications or whether the company’s customers can only run their systems for so long on limited capacity. Should customers need to add capacity, there should be a runway for multiple expansion and earnings per share upside in the stock. However, as a result of the aforementioned uncertainty the name has underperformed the broader market during the year. Weiss has a private market value on the name in the low to mid-$40s, while the stock traded at $26.42 on December 31, 2015.

The return for health care stocks in the portfolio averaged 19.80%, which compared favorably to the 7.24% return of the health care portion of the benchmark and was a positive for relative performance during the year. Regeneron Pharmaceuticals was among the top performers in health care.

Over the past year, Regeneron Pharmaceuticals (owned by Sands) gained 32.33%, benefiting from the success of treatments currently on the market, as well as those in its research and development pipeline. Its primary marketed therapy is Eylea, which has been approved to treat age-related macular degeneration and diabetic macular edema (DME). Regeneron’s results demonstrate rapid adoption of the drug as it continues to take market share. Eylea’s growth accelerated with February’s release of a post-clinical trial that found it to have a clear efficacy advantage over competing therapies in the treatment of DME. More recently, in November, the company reported that Eylea revenues in the United States grew 65% year over year. In 2015, Regeneron also received FDA approval for its drug Praluent, which treats high-cholesterol patients who do not respond well to statins. Sands and Sramek believe this therapy has a multibillion-dollar market opportunity and expect it to become an important growth driver. Regeneron also continues to develop new therapies, such as Dupilumab, a possible pipeline-in-a-drug with the potential to treat a variety of autoimmune diseases, including eczema and asthma. Sands and Sramek believe continued adoption of treatments currently on the market, combined with the potential within its pipeline, will continue to drive growth for Regeneron and provide support for its valuation.

Energy and materials were the leading detractors from a sector perspective during the year. The energy sector as a whole has faced significant challenges in recent quarters, and our managers struggled in an environment of near relentless commodity price weakness.

Fund Summary	7

Ultra Petroleum (down 66.83%) and Encana (down 52.46%) were names held by Davis—each for part of the year. Davis says he classifies these holdings as “headline risk investments,” adding that both Encana and Ultra Petroleum are in the energy exploration and development business, which is out of favor with investors because of weak energy prices. Davis points out that both Encana and Ultra Petroleum share certain key characteristics he considers essential in the energy industry, including having the majority of their reserves and operations in politically stable geographies (the United States and Canada), being low-cost producers, and having long life reserves located in areas where infrastructure is in place to transport the oil and natural gas quickly, easily, and cheaply to market. He believes these advantages allow these companies to drill wells with good returns even with today’s depressed prices. During 2015, he made the decision to sell Ultra Petroleum in part to offset taxable gains and also because he believed the risk/return dynamic favors Encana, which is a much larger company. Davis believes Encana has the management strength and financial and operational wherewithal to weather the current low energy price environment and is positioned well to prosper in the years ahead.

Within the materials sector, Potash Corporation of Saskatchewan, owned by Pat English and Andy Ramer of FMI, detracted the most. English and Ramer point out volatility in the company’s earnings and cash flow is largely driven by potash pricing. Over the past six to nine months, fertilizer pricing has come under pressure along with key crop prices as harvests have been plentiful the past few years. Further, potash demand and supply concerns have intensified as prices of global commodities fall and currency exchange rate changes present new challenges. Looking ahead, English and Ramer believe Potash possesses hard-to-replicate assets and provides necessary products with relatively stable demand profiles. They say the company has a long-term track record of generating above average returns on capital, maintaining a solid balance sheet, and returning excess cash flow to shareholders via dividends and share buybacks. English and Ramer believe Potash is trading at a significant discount to the intrinsic value of the company. The marketable securities on the company’s balance sheet alone offset the value of debt outstanding. FMI estimates the company’s nitrogen and phosphate business to equate to about $18 per share. This means the market is deeply undervaluing the company’s potash assets, which FMI estimates to be much more than the nitrogen and phosphate business. As of 31 December 2015, Potash stock traded at $17.12, implying significant upside potential over the long term.

Top 10 Individual Contributors as of the Year Ended December 31, 2015
Company Name	Fund Weight (%)	Benchmark Weight (%)	12-Month Return (%)	Contribution to Return (%)	Economic Sector
Alphabet Inc. Class A	2.77	0.78	46.60	1.13	Technology
Amazon.com Inc.	0.90	0.80	101.49	0.79	Consumer Discretionary
Alphabet Inc. Class C Capital Stock	1.66	0.77	44.56	0.66	Technology
Visa Inc. Class A	3.32	0.62	19.13	0.59	Technology
Facebook Inc. Class A	1.58	0.81	34.15	0.48	Technology
Markel Corporation	1.80	0.05	29.36	0.44	Financials
Regeneron Pharmaceuticals Inc.	1.44	0.17	32.33	0.43	Health Care
Salesforce.com Inc.	1.45	0.20	32.19	0.40	Technology
Health Net Inc.	1.42	0.02	27.89	0.36	Health Care
Lear Corp.	1.54	0.04	26.35	0.36	Consumer Discretionary

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Top 10 Individual Detractors as of the Year Ended December 31, 2015
Company Name	Fund Weight (%)	Benchmark Weight (%)	12-Month Return (%)	Contribution to Return (%)	Economic Sector
Ultra Petroleum Corp.	0.21	0.00	-66.83	-0.77	Energy
American Express Co.	2.59	0.30	-24.22	-0.74	Financials
Potash Corp of Saskatchewan Inc.	1.05	0.00	-49.33	-0.61	Materials
Encana Corp.	0.55	0.00	-52.46	-0.59	Energy
National Fuel Gas Co.	1.11	0.00	-36.63	-0.49	Utilities
Chesapeake Energy Corp.	0.29	0.03	-53.66	-0.48	Energy
Oracle Corp.	2.37	0.58	-17.63	-0.47	Technology
Devon Energy Corp.	0.80	0.10	-46.60	-0.38	Energy
Teradata Corp.	0.77	0.02	-39.51	-0.38	Technology
Berkshire Hathaway Inc. Class A	2.71	0.00	-12.48	-0.36	Financials

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

8	Litman Gregory Funds Trust

Portfolio Mix

The Equity Fund portfolio results from bottom-up stock selection, without a benchmark focus. So it is not surprising the fund’s portfolio is quite different than its benchmark, and this is reflected in its high active share of 86%. The fund’s sector exposure remains largely similar to what it was year-end 2014, with a notable exception being a 4.0% increase to industrials. Information technology remains the largest sector overweight relative to the Russell 3000 benchmark, at 31.0% versus 19.9%, and health care is the largest underweight, at 6.6% versus 14.7%.

The Equity Fund’s market-cap dispersion also remained similar during 2015. Large-cap stocks make up roughly 57% of the portfolio, while mid- and smaller-sized companies account for 29% and 13%, respectively. The fund’s weighted-average market cap is $100.5 billion. Foreign holdings continue to account for approximately 15% of the portfolio, while cash accounts for roughly 1% of the portfolio.

By Sector

	Sector Allocation
	Fund as of 12/31/15	Fund as of 12/31/14	Russell 3000 as of 12/31/15
Consumer Discretionary	14.6%	16.1%	13.5%
Consumer Staples	3.6%	2.0%	8.8%
Energy	6.2%	8.6%	5.9%
Finance	22.4%	21.2%	18.2%
Health Care & Pharmaceuticals	6.6%	7.9%	14.7%
Industrials	9.8%	5.7%	10.7%
Materials	3.4%	3.9%	3.1%
Technology	31.0%	27.9%	19.9%
Telecom	0.0%	0.0%	2.2%
Utilities	1.5%	1.9%	3.1%
Cash Equivalents & Other	0.9%	4.8%	0.0%

	100.0%	100.0%	100.0%

By Market Capitalization	By Domicile

Market Capitalization:

Micro-Cap < $1 billion

Small-Cap $1 billion - $4.3 billion

Small/Mid-Cap $4.3 billion - $10.2 billion

Mid-Cap $10.2 billion - $28.7 billion

Large-Cap > $28.7 billion

Totals may not add up to 100% due to rounding

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Fund Summary	9

Closing thoughts

As the U.S. equity markets continued to trend higher since the financial crisis, many active, fundamentally oriented managers have underperformed passive benchmarks. Over the trailing one- and three-year periods, the Russell 3000 Index has outperformed over 70% of the larger-cap blend category. An especially rough stretch of performance from 2006 through 2008 damaged the fund’s 10-year record and pulled down what previously had been a very strong longer record. We believe we have a strong manager lineup on the fund; five of the seven current sub-advisors were added to the fund since 2008, and the record since that time is strong on an absolute and relative basis (as noted earlier in this report). The manager changes we have made demonstrate our continued focus on re-establishing the Equity Fund as a very strong core equity holding.

Jeremy DeGroot, Portfolio Manager and Litman Gregory CIO

Jack Chee, Portfolio Manager

Rajat Jain, Portfolio Manager

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the funds

10	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
Christopher Davis	Davis Selected Advisers, L.P.	15%	Mostly large companies	Blend	S&P 500 Index
Pat English Andrew Ramer	Fiduciary Management, Inc.	15%	All sizes	Blend	S&P 500 Index
Bill Nygren	Harris Associates L.P.	15%	Mostly large- and mid-sized companies	Value	Russell 3000 Value Index
Clyde McGregor	Harris Associates L.P.	15%	All sizes, but mostly large- and mid-sized companies	Value	Russell 3000 Value Index
Scott Moore	Nuance Investments, LLC	10%	All sizes	Value	Russell 3000 Value Index
Frank Sands, Jr. A. Michael Sramek	Sands Capital Management, LLC	17%	All sizes, but mostly large- and mid-sized companies	Growth	Russell 1000 Growth Index
Richard Weiss	Wells Capital Management, Inc.	13%	All sizes, but mostly small- and mid-sized companies	Blend	Russell 2000 Index

Equity Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the Litman Gregory Masters Equity Fund from December 31, 1996 to December 31, 2015 compared with the Russell 3000 Index and Morningstar Large Blend Category

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

Fund Summary	11

Litman Gregory Masters Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2015

Shares		Value
COMMON STOCKS: 99.1%

Consumer Discretionary: 14.6%
36,000	Comcast Corp. - Class A	$2,031,480
56,500	Dollar General Corp.	4,060,655
225,000	Fiat Chrysler Automobiles N.V.*	3,147,750
133,100	General Motors Co.	4,526,731
182,657	Global Eagle Entertainment, Inc.*	1,802,825
74,500	HSN, Inc.	3,774,915
222,300	Interpublic Group of Cos., Inc. (The)	5,175,144
47,800	Lear Corp.	5,871,274
129,000	Liberty Interactive Corp. QVC Group - Class A*	3,524,280
2,500	Priceline Group, Inc. (The)*	3,187,375
28,400	PVH Corp.	2,091,660
60,200	Shutterfly, Inc.*	2,682,512
95,500	Twenty-First Century Fox, Inc. - Class B	2,600,465
105,387	Urban Outfitters, Inc.*	2,397,554

		46,874,620

Consumer Staples: 3.6%
17,490	Costco Wholesale Corp.	2,824,635
17,373	Diageo Plc - ADR	1,894,873
83,550	Fresh Market, Inc. (The)*	1,956,741
38,500	Henkel AG & Co. KGaA	3,704,777
21,854	Wal-Mart Stores, Inc.	1,339,651

		11,720,677

Energy: 6.2%
55,000	Anadarko Petroleum Corp.	2,671,900
27,800	Baker Hughes, Inc.	1,282,970
31,117	Cameron International Corp.*	1,966,594
35,000	Devon Energy Corp.	1,120,000
252,500	Encana Corp.	1,285,225
262,197	Frank’s International N.V.	4,376,068
48,500	Newfield Exploration Co.*	1,579,160
82,600	Noble Energy, Inc.	2,720,018
42,400	Schlumberger Ltd.	2,957,400

		19,959,335

Financials: 22.4%
21,200	ACE Ltd.	2,477,220
111,235	American Express Co.	7,736,394
56,500	American International Group, Inc.	3,501,305
222,000	Bank of America Corp.	3,736,260
185,575	Bank of New York Mellon Corp. (The)	7,649,402
43	Berkshire Hathaway, Inc. - Class A*	8,505,400
33,500	Berkshire Hathaway, Inc. - Class B*	4,423,340
70,000	Blackstone Group L.P. (The)	2,046,800
41,242	BOK Financial Corp.	2,465,859
40,000	Capital One Financial Corp.	2,887,200
68,000	Citigroup, Inc.	3,519,000
9,500	Fairfax Financial Holdings Ltd.	4,474,500
127,040	JPMorgan Chase & Co.	8,388,451
8,209	Markel Corp.*	7,251,420
64,500	PacWest Bancorp	2,779,950

		71,842,501

Health Care: 6.6%
20,600	Alexion Pharmaceuticals, Inc.*	3,929,450
19,200	athenahealth, Inc.*	3,090,624
75,600	Health Net, Inc.*	5,175,576
19,288	Johnson & Johnson	1,981,263

Shares		Value
Health Care (continued)
8,000	Regeneron Pharmaceuticals, Inc.*	$4,342,960
23,260	UnitedHealth Group, Inc.	2,736,307

		21,256,180

Industrials: 9.8%
51,500	Adecco S.A.*	3,541,798
46,495	American Science & Engineering, Inc.	1,923,963
16,048	Deere & Co.	1,223,981
51,438	Emerson Electric Co.	2,460,280
66,700	Flowserve Corp.	2,806,736
125,000	General Electric Co.	3,893,750
44,500	Honeywell International, Inc.	4,608,865
16,961	Lindsay Corp.	1,227,976
66,500	PACCAR, Inc.	3,152,100
21,054	United Parcel Service, Inc. - Class B	2,026,026
40,100	United Technologies Corp.	3,852,407
17,578	Xylem, Inc.	641,597

		31,359,479

Information Technology: 31.0%
33,500	Accenture Plc - Class A	3,500,750
22,250	Akamai Technologies, Inc.*	1,171,018
53,400	Alibaba Group Holding Ltd. - ADR*	4,339,818
14,730	Alphabet, Inc. - Class A*	11,460,087
9,447	Alphabet, Inc. - Class C*	7,169,139
71,000	Arrow Electronics, Inc.*	3,846,780
21,400	Baidu, Inc. - ADR*	4,045,456
56,600	Facebook, Inc. - Class A*	5,923,756
89,000	Intel Corp.	3,066,050
152,800	Itron, Inc.*	5,528,304
15,900	LinkedIn Corp. - Class A*	3,578,772
33,000	MasterCard, Inc. - Class A	3,212,880
28,335	MKS Instruments, Inc.	1,020,060
205,300	Oracle Corp.	7,499,609
185,000	Polycom, Inc.*	2,329,150
64,800	salesforce.com, Inc.*	5,080,320
157,000	TE Connectivity Ltd.	10,143,770
77,000	Teradata Corp.*	2,034,340
154,050	Visa, Inc. - Class A	11,946,578
35,100	Workday, Inc. - Class A*	2,796,768

		99,693,405

Materials: 3.4%
84,201	HB Fuller Co.	3,070,810
23,700	Monsanto Co.	2,334,924
125,500	Potash Corp. of Saskatchewan, Inc.	2,148,560
39,750	Royal Gold, Inc.	1,449,683
104,954	Steel Dynamics, Inc.	1,875,528

		10,879,505

Utilities: 1.5%
116,039	National Fuel Gas Co.	4,960,667

TOTAL COMMON STOCKS (Cost $244,667,314)		318,546,369

The accompanying notes are an integral part of these financial statements.

12	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2015

Principal Amount		Value
SHORT-TERM INVESTMENTS: 5.1%

REPURCHASE AGREEMENTS: 5.1%
$16,255,000	FICC, 0.03%, 12/31/15, due 01/04/2016 [collateral: par value $16,295,000, U.S. Treasury Note, 2.375%, due 08/15/2024 value $16,604,772] (proceeds $16,255,000)	$16,255,000

TOTAL SHORT-TERM INVESTMENTS (Cost $16,255,000)		16,255,000

TOTAL INVESTMENTS IN SECURITIES (Cost: $260,922,314): 104.2%		334,801,369

Liabilities in Excess of Other Assets: (4.2)%		(13,490,098)

Net Assets: 100.0%		$321,311,271

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt.
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	13

Litman Gregory Masters International Fund Review

The Litman Gregory Masters International Fund fell 5.52% in 2015, while its primary benchmark, the Russell Global (ex-U.S.) Large Cap Index, dropped 4.53%. The MSCI EAFE Index, an index that does not include emerging markets, lost 0.40% in the same calendar year period. The fund also trailed its average peer (down 1.61%) in the Morningstar Foreign Large Blend Category.

Performance as of 12/31/2015

	Average Annual Total Returns
	One- Year	Three- Year	Five- Year	Ten- Year	Fifteen- Year	Since Inception
Litman Gregory Masters International Fund Institutional (12/1/1997)	-5.52%	3.74%	2.33%	3.89%	4.81%	7.53%
Russell Global (ex-U.S.) Large Cap Index	-4.53%	2.60%	1.94%	3.78%	4.55%	5.43%
MSCI EAFE Index	-0.40%	5.45%	4.06%	3.50%	3.98%	4.93%
Morningstar Foreign Large Blend Category Average	-1.61%	3.65%	2.55%	2.57%	2.83%	3.90%
Litman Gregory Masters International Fund Investor (4/30/2009)	-5.69%	3.49%	2.07%	n/a	n/a	8.31%
Russell Global (ex-U.S.) Large Cap Index	-4.53%	2.60%	1.94%	n/a	n/a	8.69%
MSCI EAFE Index	-0.40%	5.45%	4.06%	n/a	n/a	9.19%
Morningstar Foreign Large Blend Category Average	-1.61%	3.65%	2.55%	n/a	n/a	8.29%
Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2015, the gross and net expense ratios for the Institutional Class were 1.24% and 0.99%, respectively; and for the Investor Class were 1.49% and 1.24%, respectively. There are contractual fee waivers in effect through 4/30/2016. Through 4/30/2016, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations. See page 3 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters International Fund. All performance discussions in this report refer to the performance of the Institutional share class.

Midway through 2015 the fund was ahead of its primary benchmark, MSCI EAFE, and peer group. As such, the fund’s relative underperformance in 2015 stems from a difficult second half of the year. It’s important to remember that Litman Gregory Masters International Fund has a high active share of over 90%, and there will be occasional periods of short-term underperformance like the one the fund just experienced. More importantly, the fund’s long-term relative performance remains extremely strong. Since its inception on December 1, 1997, the International Fund has returned 7.53%, annualized, compared to the Russell Global (ex-U.S.) Large Cap Index return of 5.43% and the MSCI EAFE Index return of 4.93%. The fund remains ahead of its primary benchmark over the trailing three-year, five-year, 10-year, and 15-year time periods.

Performance of Managers

In 2015, three of the four sub-advisors outperformed their respective benchmarks. Year-to-date performance of the four sub-advisors ranged from a 7.62% loss to a 3.25% gain. The fifth manager, Wellington Management, was terminated at the end of the third quarter.

In general, we believe investors should always assess a fund or a manager over the long term. This is because to outperform indexes one has to invest differently from them. By definition this means there will be shorter-term periods of both outperformance and underperformance relative to the index. This is especially true with this fund’s sub-advisors, who each have a mandate to pick no more than 15 of their highest-conviction ideas. What we expect to gain by being different from the indexes, however, is superior long-term performance, and over the 18-year history of the fund, we have gotten that from our sub-advisors. Of the four managers, three have been with the fund for at least five years, a time frame we consider reasonably long enough to assess performance, although we prefer a longer time frame. All three managers have outperformed their respective benchmarks by 300 basis points or more, annualized, since their respective inception dates. (The fourth manager is coming up on their three-year mark in early 2016 and is also ahead of their benchmark). Moreover, looking at all 12 of the fund’s current and former sub-advisors since the fund’s inception, 11 have beaten their respective benchmarks (the one underperforming manager was with the fund for less than three years). We think this high batting average is a strong validation of the Masters Funds concept and our belief that concentration, in the right hands, can add significant value. We also believe it’s indicative of the quality of the stock pickers who have been selected to manage the fund’s portfolio over almost 20 years. The fund’s overall long-term record also supports these beliefs.

Key Performance Drivers

Before we discuss some of the key drivers of both absolute and relative performance, it is important to understand that the portfolio is built stock by stock, and so the sector and country weightings are a residual of the bottom-up, fundamental stock-picking process employed by each sub-advisor. That said, we do report on the relative performance contributions from stock selection, as well as sector and country weightings, to help shareholders better understand drivers of performance.

14	Litman Gregory Funds Trust

Sector and regional allocations contributed positively to overall fund performance. The fund benefited from being underweight to energy and emerging markets. The fund’s largest sector overweight is to consumer discretionary. This overweighting was a positive as the sector outperformed the broader index.

Stock selection was the primary driver behind the fund’s underperformance in 2015. Stock selection was particularly weak in the industrials, consumer discretionary, and financial sectors. We will discuss a detractor in each of these sectors in detail later in the report.

The fund entered 2015 with the eurozone as its largest regional overweight and ended the year with that still being the case. This contributed slightly to the fund’s relative performance in 2015 as the region outperformed the broad market. Eurozone names within the portfolio, in aggregate, contributed positively. Five stocks from this region populated the top-10 contributor list in 2015; they include Valeo, Groupe Renault, Sampo Oyj, AXA, and Essilor International.

Essilor, owned by Northern Cross, has a dominant position in the research, manufacturing, and distribution of prescription eyeglasses. The Northern Cross team expects the company to sustain mid- to high single-digit top-line growth in most macroeconomic scenarios, as the company has a balanced exposure to both lower-end lenses in emerging markets and advanced lenses for more developed markets. Moreover, the company can serve both markets at the absolute lowest cost globally. While Essilor’s current market position should let it drive operating margins higher, the team expects the company to continue to invest in new product development and branding to further drive top-line growth. Essilor trades at a premium valuation relative to its peers, which reflects its industry’s high barriers to entry and the company’s unique ability to grow consistently. Having said that, Northern Cross believes this stock has a substantial growth opportunity in front of it for the next five to 10 years that is not priced into the stock.

Another strong performer for the year was Treasury Wine Estates, an Australia-based global winemaking and distribution business. David Herro of Harris Associates bought this smaller-cap stock ($2.5 billion market cap at the time of purchase) in late 2014. The company was trading at an attractive discount to Herro’s intrinsic value estimate. In addition, he liked that the company seemed to have resolved past inventory issues under the leadership of CEO Mike Clarke, who has generally been impressive in driving positive results for the company since he joined it in early 2014. In 2015 the stock rose nearly 40% and the valuation discount Herro saw at the outset narrowed. The stock was sold in December.

The top contributor to performance during the year was Telecity Group. This was owned by Vin Walden of Thornburg. Telecity is the leading provider of carrier-neutral data centers in Europe, operating highly connected facilities in key cities. These data centers are the places in which the separate networks that make up the Internet meet and where bandwidth-intensive applications, content, and information are hosted. A move to cloud computing in the long term will mean that more information technology spending will shift from desktops to these centralized data centers. A current shortage of supply and strong demand are drivers of strong pricing that was under appreciated by the market, according to Walden. Additionally, Telecity originally had a 1%–1.5% dividend, but they are coming to the end of a capital expenditure cycle and are expected to put money back into shareholders’ hands by raising the dividend rate. Shares of Telecity advanced over the year (up nearly 50%) as the company continued to perform well. Further, earlier in the year, investors reacted favorably both to the announcement of its intentions to merge with a Netherlands-based communications company and an even higher bid the company subsequently received from a second suitor. The original proposed merger was later approved by regulators, helping to drive the share price of the stock closer to the deal price. As a result, this stock was sold from the portfolio in the fourth quarter.

Valeo, a French auto supplier, has been a very successful fund holding since it was purchased by Mark Little of Lazard in January 2013. Yet again it made it to the top contributor list. As we have written in the past, following the financial crisis of 2008/09, a new management team rebuilt Valeo’s operating margins structure and its return on equity rose to over 20%. Yet the stock started 2013 trading on a very low multiple of earnings. The market viewed the company’s profitability as unsustainable because of its historical susceptibility to Europe’s cyclical auto demand and, in particular, relatively weak French automakers (Valeo’s customers) and French auto demand. However, Little believes the global auto market now drives Valeo’s profitability, through key global customers such as BMW and Daimler, rather than the French car market. Moreover, since the crisis its products and technologies, such as automatic emission-reducing stop-start systems, have found greater usage in newer car models. Finally, as auto parts companies have consolidated in many markets, Valeo is now an oligopoly supplier and, as a result, has pricing power. Valeo rose over 25% in 2015 as global car volumes remained resilient and the company continued to take material market share through geographic expansion and by increasing Valeo content per vehicle. It also set out ambitious targets for sales and margin expansion to 2020, underpinned by its strong order book. This stock remained a holding as of the end of the year.

With respect to detractors for the year, the worst stock selection was in industrials. Much of this can be attributed to the two emerging-markets airlines (AirAsia and Copa Holdings) which were held by Wellington Management. Both stocks have since been sold. Rolls-Royce Holdings was another industrial stock that detracted from performance last year. Shares of the company fell more than 36% last year. The Northern Cross team owns the position in Rolls-Royce. They attribute part of the poor stock performance to a lowering of near-term earnings estimates for the aero engine business, which faces short-term margin headwinds as it transitions to a new generation of engines on the Boeing 787 and Airbus A350. Northern Cross says margins in the early stages of a new aircraft program are typically much lower than on mature programs. Second, the company’s earnings within its marine and industrial activities are under pressure as oil and gas spending and industrial spending decline. Finally, Northern Cross has been disappointed with management execution in the

Fund Summary	15

past two years. While these factors explain the stock’s recent underperformance, Northern Cross retains conviction in this holding. They believe the new management team, led by recently appointed CEO Warren East, will improve execution and allow Rolls-Royce to gradually improve operating margins as its installed base grows, thereby allowing it to achieve its long-term earnings potential.

In the consumer discretionary sector, Brazilian education company Estácio Participações declined 60%. The stock, which is held by Mark Little, has suffered for a few reasons. In prior years, the government’s FIES student financing program gave a significant boost to student growth in the education sector. However, this program was curtailed in 2015 as Brazil struggled to manage its large fiscal deficit, and further curtailment remains a risk factor. In addition, the macro environment in Brazil has materially worsened over the last 18 months as commodities continue to fall. That has led the country into a deep recession, which has been further worsened by political instability. While some of these external factors are clearly negative, longer term Little still likes the business. He says Estácio remains a great business, offering defendable high or rising returns (20% return on equity on a balance sheet that has little to no debt) in a structurally growing market. Higher education remains materially underpenetrated in Brazil, and the larger private providers are constantly reinforcing barriers to entry through evolving teaching methods and through the cost and reach advantages of scale. Growth in student numbers over time expands margins on a relatively fixed cost base, both on campus and also in the distance-learning segment. Finally, the business is extremely well managed and has a strong balance sheet, yet trades today at a single digit multiple of its earnings, or at a 40% discount to the beaten-down Brazilian market and an over 60% discount relative to its international peers like Apollo Education Group in the United States and New Oriental Education & Technology Group in China. These positives have so far led Little to continue to hold the name. However, he has not been adding to it given the macro risks related to Brazilian economy. As of December 31, 2015, Estácio was less than a 1% position in the fund.

Turning to the financial sector, Credit Suisse Group, bought by Mark Little during the second half of 2015, was among the top 10 detractors for the year. The company has also been owned by David Herro since 2011. The company’s shares were impacted by news of a capital raise and the Financial Stability Board’s (FSB) issuance of new, higher capital buffer recommendations for systemically important banks. The FSB is calling for an increase in the capital buffer to 16% of a banking group’s equity and debt risk-weighted assets by 2019 and to 18% by January 2022. Herro and his team believe that given this adequate notice, Credit Suisse is well equipped to contend with future capital requirements. Additionally, he is pleased with the introduction of new CEO Tidjane Thiam, who plans to invest in growing, yet capital-light businesses, such as wealth management in Asia. Late in the year the bank was trading at a 50% discount to their estimate of its intrinsic value.

Top 10 Individual Contributors as of the Year Ended December 31, 2015
Company Name	Fund Weight (%)	Benchmark Weight (%)	12-Month Return (%)	Contribution to Return (%)	Country	Economic Sector
Telecity Group PLC	2.50	0.02	48.73	1.09	United Kingdom	Technology
Valeo SA	2.43	0.06	26.17	0.57	France	Consumer Discretionary
Novo Nordisk A/S B	1.68	0.59	39.62	0.53	Denmark	Health Care
Renault SA	1.13	0.10	26.81	0.47	France	Consumer Discretionary
Delphi Automotive PLC	1.46	0.06	19.34	0.38	United Kingdom	Consumer Discretionary
Sampo Oyj A	2.82	0.12	13.35	0.36	Finland	Financials
Informa PLC	1.37	0.03	27.33	0.31	United Kingdom	Consumer Discretionary
Treasury Wine Estates Ltd.	0.85	0.00	37.16	0.31	Australia	Consumer Staples
Essilor International SA	2.01	0.14	13.64	0.30	France	Health Care
AXA SA	1.17	0.31	23.27	0.28	France	Financials

Top 10 Individual Detractors as of the Year Ended December 31, 2015
Company Name	Fund Weight (%)	Benchmark Weight (%)	12-Month Return (%)	Contribution to Return (%)	Country	Economic Sector
AirAsia Bhd	1.03	0.00	-73.01	-1.74	Malaysia	Industrials
Estacio Participacoes SA	1.07	0.00	-61.06	-1.10	Brazil	Consumer Discretionary
Copa Holdings SA Class A	1.05	0.00	-55.17	-0.91	Panama	Industrials
SK Hynix Inc.	1.28	0.11	-40.39	-0.79	Korea	Technology
Valeant Pharmaceuticals International Inc.	2.66	0.00	-28.97	-0.62	Canada	Health Care
Standard Chartered PLC	1.19	0.00	-42.35	-0.61	United Kingdom	Financials
Rolls-Royce Holdings PLC	1.35	0.12	-36.67	-0.57	United Kingdom	Industrials
Credit Suisse Group AG	2.74	0.22	-10.15	-0.44	Switzerland	Financials
Turkiye Halk Bankasi AS	0.51	0.02	-41.77	-0.44	Turkey	Financials
Tom Tailor Holding AG	0.48	0.00	-60.24	-0.42	Germany	Consumer Discretionary

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

16	Litman Gregory Funds Trust

Portfolio Mix

Please see below for sector, regional, and market-cap allocations as of year-end.

The Litman Gregory Masters International Fund is built bottom-up and can at times look very different from its benchmark. As we stated earlier, we believe this is key to generating excess long-term returns. If we are unwilling to look much different than the benchmark, we shouldn’t expect to achieve returns much different from the benchmark.

Over the last 12 months the overall portfolio mix changed. Noteworthy items include:

•	The fund remains overweighted to the consumer discretionary sector. This is the largest active weighting versus the benchmark (28.4% versus 12.4%, respectively). Five of the fund’s top 10 positions are in this sector: Liberty Global, Numericable-SFR, Valeo, Don Quijote, and Richemont. It’s worth noting that stocks such as Numericable (cable and media) and Don Quijote (discount Japanese retailer) have products and services that our sub-advisors say are more essential than discretionary. But attribution software groups do not account for the subtleties of business models as our managers do and puts these companies within the consumer discretionary bucket.

•	The largest year-over-year bump in sector exposure is to financials. Exposure increased 5.8% since the beginning of 2015. However, the fund is still underweight to this sector relative to its benchmark (20.5% versus 26.3%). A portion of the increased weighting can be attributed to two financials stocks that were added in the second half of 2015. As noted above, one sub-advisor initiated a position in Credit Suisse in the last six months, which vaulted it to the fund’s top position at year-end. Another manager initiated a position in Lloyds Banking Group, so now two sub-advisors (different from the ones who own Credit Suisse) have a position in this U.K.-based bank.

•	The fund ended the year with no direct exposure to the energy sector. This is the fund’s largest sector underweight. The fund started the year heavily underweight to the sector, with just two energy names. Both positions were liquidated during the year. The energy sector represents 6.0% of the benchmark.

•	The largest regional overweight is to European companies. The fund’s exposure to European stocks increased 8.2% over the year and is now 21.2% greater than the weighting in the index. Of the fund’s top 10 holdings, all but one is domiciled in the region (the outlier being Don Quijote). It is worth noting that many of these businesses are global (i.e., they are domiciled in European countries but their end-markets are located throughout the world). Take, for example, Swiss-based Richemont, which—according to one of the sub-advisors who holds the name—earns 50% of its revenue from countries in Asia, the Middle East, and South America.

•	From the beginning of 2015 to the end of the year, the fund’s large-cap exposure increased by 14.1%. Large-cap equities now comprise 67.9% of the overall fund. Mid-cap stocks declined about six percentage points to comprise 22.7%, while small-cap exposure fell 10 percentage points to end the year at 2.1%.

•	The fund started 2015 with more than 10% of its foreign currency exposure hedged back to the U.S. dollar (i.e., protecting against dollar appreciation). As of December 31, 2015, 10.8% of the fund’s currency exposure is hedged. Sub-advisors have hedged 10.0%, 10.9%, 13.9%, and 18.4% of the fund’s exposure to the Australian dollar, British pound sterling, Swiss franc, and euro, respectively. None of the fund’s 8.7% exposure to the Japanese yen is hedged to the U.S. dollar.

By Sector

	Sector Allocation
	Fund as of 12/31/15	Fund as of 12/31/14	Russell Global ex-US Large-Cap Index as of 12/31/15
Consumer Discretionary	28.4%	28.4%	12.4%
Consumer Staples	8.3%	7.6%	10.5%
Energy	0.0%	1.5%	6.0%
Finance	20.5%	14.7%	26.3%
Health Care & Pharmaceuticals	13.7%	11.5%	9.6%
Industrials	12.1%	13.1%	11.4%
Materials	3.7%	7.8%	6.4%
Technology	4.8%	9.9%	8.9%
Telecom	1.1%	0.0%	4.9%
Utilities	0.0%	0.0%	3.4%
Cash Equivalents & Other	7.4%	5.5%	0.2%

	100.0%	100.0%	100.0%

By Region

	Regional Allocation
	Fund as of 12/31/15	Fund as of 12/31/14	Russell Global ex-US Large-Cap Index as of 12/31/15
Africa	0.0%	0.7%	1.3%
Australia/New Zealand	3.4%	3.8%	4.8%
Asia (ex Japan)	4.6%	8.8%	18.4%
Japan	8.7%	8.3%	16.1%
Western Europe & UK	70.7%	64.5%	49.6%
Latin America	0.9%	3.5%	2.4%
North America	4.3%	4.3%	6.4%
Middle East	0.0%	0.6%	0.8%
Cash Equivalents & Other	7.4%	5.5%	0.2%

	100.0%	100.0%	100.0%

Fund Summary	17

By Asset Class	By Market Capitalization

Asset Class: Developed Markets Small-Cap < $3.08 billion Developed Markets Large and Mid-Cap > $3.08 billion * Totals may not add up to 100% due to rounding	Market Capitalization: Small-Cap < $3.08 billion Mid-Cap $3.08 billion - $15 billion Large-Cap > $15 billion * Totals may not add up to 100% due to rounding

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

18	Litman Gregory Funds Trust

Reduction in Fund Expenses

Effective January 1, 2015, we entered into an expense limitation agreement so that the fund’s overall expenses are now capped at 0.99% for the institutional share class. The investor share class is capped at 1.24%.

Closing Thoughts

In a very tough year for foreign stocks, Litman Gregory Masters International Fund lagged its benchmark. This has happened on occasion for the fund. But more often than not the fund has out-returned its benchmarks, and this is the case relative to its primary benchmark over trailing periods, despite the recent underperformance, as mentioned in the opening of this report. We’re particularly encouraged by the long-term performance of the fund’s individual sub-advisors over the fund’s long history, with 11 of 12 beating their benchmarks. We believe that accomplishment suggests a process and concept that is working well.

Still, we know negative performance years are discouraging, and now we have experienced two in a row for the asset class and the fund. The silver lining is we believe foreign stocks are now attractively priced. Based on our analysis and what we believe are reasonable assumptions that factor in the challenges currently facing the global economy, we believe there is a strong case to be made that foreign stocks are capable of compounding at over 10% per year, on average, over the next five years. Moreover, we believe the outlook for non-U.S. stocks over this time frame is materially better than for U.S. stocks. We could be wrong and there are other more bullish and bearish scenarios we can imagine. Moreover, we can’t predict the timing of a sustained positive turnaround. It is possible that we will see some continued underperformance and losses in foreign stocks before markets turn around. But as investors we know that we can’t expect to get the timing right. What we do believe is that fundamental analysis pays off over time, and we believe this is the best formula for long-term investment success. Moreover, the best opportunities have often come after periods of weak performance, when investors have sold off an asset class to excess. Investing in these environments requires accepting some discomfort and a willingness to be patient.

Litman Gregory Masters International Fund has a long and successful history built on a distinctive investment concept. We will continue to stay focused on executing this concept with the objective of rewarding shareholders who want dedicated long-term exposure to foreign stocks for a portion of their portfolio.

Jeremy DeGroot, Portfolio Manager and Litman Gregory CIO

Rajat Jain, Portfolio Manager

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

Fund Summary	19

Litman Gregory Masters International Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
Vinson Walden	Thornburg Investment Management, Inc.	25%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks	MSCI All Countries World Free ex U.S. Index
David Herro	Harris Associates L.P.	25%	All sizes, but mostly large- and mid-sized companies	Value	MSCI World ex U.S. Value Index
Howard Appleby Jean-Francois Ducrest Jim LaTorre	Northern Cross, LLC	25%	Mostly large- and mid-sized companies	Blend	Russell Global ex-US Large Cap Index
Mark Little	Lazard Asset Management, LLC	25%	All sizes	Blend	Russell Global ex-US Large Cap Index

International Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the Litman Gregory Masters International Fund from December 1, 1997 to December 31, 2015 compared with the Russell Global (ex-U.S.) Large-Cap Index and Morningstar Foreign Large Blend Category.

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

20	Litman Gregory Funds Trust

Litman Gregory Masters International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2015

Shares		Value
COMMON STOCKS: 92.6%

Australia: 3.4%
960,642	Ansell Ltd.	$14,904,244
9,787,253	Incitec Pivot Ltd.	27,985,167

		42,889,411

Belgium: 1.7%
177,150	Anheuser-Busch InBev N.V.	21,864,328

Brazil: 0.9%
3,318,962	Estacio Participacoes S.A.	11,613,704

Canada: 1.9%
236,924	Valeant Pharmaceuticals International, Inc.*	24,083,325

China: 2.2%
146,463	Baidu, Inc. - ADR*	27,687,365

Denmark: 5.2%
323,878	Carlsberg A/S - Class B	28,611,915
256,682	DSV A/S	10,075,350
484,542	Novo Nordisk A/S - Class B	27,828,562

		66,515,827

Finland: 3.6%
896,634	Sampo Oyj - Class A	45,409,266

France: 14.3%
612,734	AXA S.A.	16,737,432
467,700	BNP Paribas S.A.	26,451,756
185,167	Danone S.A.	12,486,082
216,260	Essilor International S.A.	26,935,766
987,380	Numericable - SFR	35,820,059
167,119	Schneider Electric SE	9,507,183
227,648	Valeo S.A.	35,116,278
811,065	Vivendi S.A.	17,450,469

		180,505,025

Germany: 6.6%
144,700	Allianz SE	25,613,186
305,700	Daimler AG	25,495,710
127,233	Linde AG	18,452,991
176,957	SAP SE	14,083,160

		83,645,047

Ireland: 2.4%
97,099	Allergan Plc*	30,343,437

Japan: 8.7%
3,380,000	Daiwa Securities Group, Inc.	20,651,667
938,100	Don Quijote Holdings Co. Ltd.	32,936,111
79,200	FANUC Corp.	13,644,305
896,900	Honda Motor Co. Ltd.	28,718,941
272,600	SoftBank Corp.	13,728,362

		109,679,386

Netherlands: 3.8%
1,521,303	Altice NV - Class A*	21,736,291
3,811,800	CNH Industrial N.V.	25,962,097

		47,698,388

Philippines: 0.9%
35,207,400	Alliance Global Group, Inc.	12,019,568

South Korea: 1.5%
17,680	Samsung Electronics Co. Ltd.	18,879,263

Shares		Value
Spain: 5.6%
417,729	Aena S.A.*(a)	$47,553,507
1,926,870	Banco Bilbao Vizcaya Argentaria S.A.	14,040,218
409,361	Ferrovial S.A.	9,231,260

		70,824,985

Switzerland: 9.2%
426,642	Cie Financiere Richemont S.A.	30,639,484
2,313,924	Credit Suisse Group AG*	49,999,146
69,500	Kuehne & Nagel International AG	9,527,095
95,501	Roche Holding AG	26,312,374

		116,478,099

United Kingdom: 18.3%
787,072	Burberry Group Plc	13,846,070
180,451	Delphi Automotive Plc	15,470,064
1,544,876	Diageo Plc	42,136,668
2,489,344	Informa Plc	22,482,848
932,262	Liberty Global Plc - Series C*	38,008,322
36,599,285	Lloyds Banking Group Plc	39,399,198
169,076,402	Rolls-Royce Holdings Plc*	15,522,884
342,377	Shire Plc	23,468,384
2,557,326	Standard Chartered Plc	21,220,015

		231,554,453

United States: 2.4%
690,536	Las Vegas Sands Corp.	30,273,098

TOTAL COMMON STOCKS (Cost $1,128,188,966)		1,171,963,975

Principal Amount
SHORT-TERM INVESTMENTS: 7.1%

REPURCHASE AGREEMENTS: 7.1%
$90,226,000	FICC, 0.03%, 12/31/15, due 01/04/2016 [collateral: par value $45,060,000, U.S. Treasury Note, 2.375%, due 08/15/2024, value $45,916,603; par value $43,895,000 U.S. Treasury Note, 2.750%, due 02/15/2024, value $46,157,847] (proceeds $90,226,000)	90,226,000

TOTAL SHORT-TERM INVESTMENTS (Cost $90,226,000)		90,226,000

TOTAL INVESTMENTS IN SECURITIES (Cost: $1,218,414,966): 99.7%		1,262,189,975

Other Assets in Excess of Liabilities: 0.3%		4,153,009

Net Assets: 100.0%		$1,266,342,984

Percentages are stated as a percent of net assets.

*	Non-Income Producing Security.
(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.
ADR	American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	21

Litman Gregory Masters International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2015

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
USD	U.S. Dollar

22	Litman Gregory Funds Trust

Litman Gregory Masters International Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2015

At December 31, 2015, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2015	Fund Delivering	U.S. $ Value at December 31, 2015	Unrealized Appreciation	Unrealized Depreciation
State Street Bank and Trust	1/26/2016	GBP	$4,707,169	USD	$4,792,233	$—	$(85,064)
	1/26/2016	GBP	6,579,685	USD	6,735,147	—	(155,462)
	1/26/2016	GBP	14,586,723	USD	15,046,340	—	(459,617)
	1/26/2016	USD	46,094,760	GBP	44,148,857	1,945,903	—
	1/29/2016	USD	83,095,558	EUR	81,323,544	1,772,014	—
	3/1/2016	USD	2,812,010	CAD	2,825,013	—	(13,003)
	3/1/2016	USD	10,682,947	CAD	10,708,957	—	(26,010)
	3/16/2016	AUD	1,379,691	USD	1,350,925	28,766	—
	3/16/2016	AUD	1,503,137	USD	1,509,651	—	(6,514)
	3/16/2016	USD	7,171,629	AUD	6,871,586	300,043	—
	3/16/2016	USD	16,215,066	CHF	15,636,810	578,256	—

			$194,828,375		$190,949,063	$4,624,982	$(745,670)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	23

Litman Gregory Masters Smaller Companies Fund Review

Litman Gregory Masters Smaller Companies Fund fell 13.24% in 2015, lagging the Russell 2000 Index, which fell 4.41%. This is the third consecutive calendar year of underperformance, and the cumulative underperformance over this three-year period is 19.71%, most of which occurred in the last two years. The fund now lags the benchmark across all trailing time periods. The fund does have extremely high active share, and the fund will have occasional periods of underperformance. However, prior to this, the fund had not experienced back-to-back years of underperformance since its 2003 inception. Unusually, sector exposures, as opposed to stock selection, has had an extremely large negative impact on performance in recent years, driven mostly by a significant overweight to the plummeting energy sector.

While recent performance is disappointing and frustrating, our goal at Litman Gregory Masters Funds is to run our funds in a way that instills shareholder confidence via our investment philosophy, execution, and multimanager-focused approach, as well as a recognition of the importance of a longer-term outlook. We are working hard to ensure that the fund represents our best thinking and is positioned to meet our high expectations.

Performance as of 12/31/2015

	Average Annual Total Returns
	One- Year	Three- Year	Five- Year	Ten- Year	Since Inception
Litman Gregory Masters Smaller Companies Fund (6/30/03)	-13.24%	4.44%	6.29%	4.39%	7.01%
Russell 2000 Index	-4.41%	11.65%	9.19%	6.80%	9.14%
Morningstar Small Blend Category	-5.34%	10.57%	8.34%	5.91%	8.60%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2015, the gross and net expense ratios for the Smaller Companies Fund were 1.55% and 1.45%, respectively. There are contractual fee waivers in effect through 4/30/2016. Through 4/30/2016, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations. See page 3 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Smaller Companies Fund.

Performance of Managers

Performance of the fund’s three sub-advisors was mixed during 2015. Jeff Bronchick of Cove Street Capital outperformed, while Dick Weiss of Wells Capital Management and Dennis Bryan and Arik Ahitov of FPA both suffered one of their worst relative and absolute 12-month performance periods since the fund’s June 2003 inception. Until recently, FPA had a successful track record, but a poor 2015 caused their performance to fall to in line with their benchmark since inception. Weiss also struggled in 2015, but not as badly as FPA, and his performance since inception remains comfortably ahead of his benchmark. Bronchick, a sub-advisor since June 2007, has also outperformed.

Key Performance Drivers

Stock selection detracted from performance in 2015, but the primary driver of the fund’s relative underperformance was sector allocation. More typically, stock selection is the biggest performance driver. As is always the case, there were noteworthy contributors and detractors in the period. It is important to understand that the portfolio is built stock by stock and that sector weightings are a residual of the bottom-up, fundamental stock-picking process employed by each sub-advisor. That said, we do report on the relative performance contributions of both sector weights and stock selection to help shareholders understand drivers of recent performance. It is also important to remember that the performance of a stock over a relatively short period tells us nothing about whether it will be a successful position for the fund; that is only known at the point when the stock is sold.

For the year ended December 31, 2015, materials was by far the top-contributing sector due to strong stock selection. Despite the sector’s benchmark decline of 22.74%, materials holdings in the portfolio were up 32.32%. Four of the 10 biggest individual contributors to performance were in the materials sector: Signature Group Holdings, American Vanguard, FMC, and Newmont Mining.

American Vanguard, owned by Bronchick, was up 20.80%. Bronchick says American Vanguard continues to work through legacy inventory that was built up after the incredible demand for the company’s corn soil insecticide product in 2012 and 2013. As inventory declines, American Vanguard is generating a huge amount of cash that is being used to pay down debt and improve its leverage position. The market has rewarded the company for its cost-cutting efforts and has started to consider what the company’s earnings power will look like once its gross margins normalize and revenues start to grow again. Despite the recent gain, Bronchick sees additional upside from the current stock price.

24	Litman Gregory Funds Trust

FMC (which gained 19.10% in the portfolio for the period) was added to the portfolio by Bronchick in September of this year. It is a specialty chemicals company whose primary products target the agricultural, health and nutrition, and battery markets. Bronchick believes that although cyclical issues facing the global agricultural markets have not disappeared, FMC will be a beneficiary of greater demand for agricultural chemicals in addition to better pricing in lithium, as lithium ion batteries continue to take share globally. Despite the stock’s recent appreciation, Bronchick says FMC is still trading at a meaningful discount to his estimate of intrinsic value.

Signature Group and Newmont Mining were both sold in July of this year. Bronchick added Signature Group to the portfolio in late 2013 and sold after the position gained 78.42% in the first seven months of the year. During his nearly two-year holding period, the stock nearly doubled from his original purchase price. Newmont Mining was also sold by Weiss in July after the stock gained nearly 20.00% in the seven-month period.

The worst-performing stocks in the portfolio were in the plummeting energy sector. Despite sharp price declines, the security selection effect was positive for the year, as the portfolio’s energy holdings fell 30.26% compared to a decline of 38.81% for the benchmark’s energy stocks. However, the portfolio’s overweight to the worst-performing sector weighed heavily on performance. The fund’s 15.67% average weighting over the year was nearly five times the benchmark’s 3.29% average weight. Three of the 10 most significant detractors were from the energy space.

A major detractor within energy was Range Resources, which fell 53.75% during the year. The name was added by Weiss in mid-2014 in the mid-$30 range. Range is an independent natural gas and oil exploration company. Weiss says Range has long-term unit production growth over 20% but tends to trade with the underlying commodity, predominantly natural gas. As such, the stock has been under severe pressure as natural gas prices declined sharply. Longer term, Weiss believes the company could see its capital expenditure decrease as it builds out takeaway infrastructure, which should lead to improving free cash flow and gas price differentials. Weiss currently has a private market value on the stock in the low $50s; the stock’s price on December 31 was $24.61.

Atwood Oceanics is another energy name that struggled during the year, falling 45.74%. Owned by FPA, the original investment thesis was that it was the best-run offshore driller, with a track record of industry-leading margins and utilization. In addition, it had the biggest revenue backlog in the industry relative to the size of the company. However, the severity of the energy industry downturn raised concerns about the company’s balance sheet, and FPA exited the position in September, and reinvested the proceeds in Patterson-UTI Energy. By selling the shares of Atwood and reinvesting in Patterson, FPA says they do give up some revenue backlog, but pick up another well-run, dividend-paying company at a discount to tangible book value with a much better balance sheet and greater liquidity.

The consumer discretionary sector also detracted from performance in 2015, due to both sector allocation (the portfolio had a 5.12% average overweight to this underperforming sector) and weak overall stock selection. Stock performance was varied, however, with three consumer discretionary names in the list of top-10 detractors and two names in the top-10 contributors.

The for-profit education industry continued to struggle. FPA’s Bryan and Ahitov own Apollo Education Group (which was down 77.51% in the portfolio) as well as DeVry Education Group (down 45.98%). Apollo is the largest for-profit education company in the United States. Their main brand is University of Phoenix, but they also have a smaller but growing international business. Apollo had a particularly rough fourth quarter in 2015. The stock sold off about 30% following its October earnings announcement largely because the company lowered guidance for the fourth consecutive quarter and due to continued fears that enrollment stabilization may take considerable time. After digesting the company’s latest announcements, FPA lowered their intrinsic value estimate for the business. However, they felt that the downward move in the stock price more than compensated for their revisions, and therefore the stock presented an even more compelling return opportunity at these lower levels. Hence, they added substantially to the position.

Similar to Apollo, the manager continues to believe there is substantial value in DeVry, and as such has added to this position as the stock has traded lower. In addition, Bryan and Ahitov say that more recently DeVry’s management team restarted its buyback program, which at current stock price levels could add substantial value for long-term shareholders.

Cumulus Media, owned by Weiss, fell 92.20% during the period. The company owns and operates commercial radio stations. Weiss initiated a position in the stock in the third quarter of 2014 based on his belief that the economy was improving, which would benefit the radio market. In addition, Cumulus was moving into new markets via mergers and acquisitions. Unfortunately, the company lost some key personnel as a result of the acquisitions and ratings suffered. While there was an expectation the company would be able to de-lever its balance sheet with greater free cash flow and thereby transfer value to equity holders, this has not yet occurred given the lower growth. However, Weiss notes the company owns real estate assets that could be sold in the next 12–18 months—something that will help de-lever the balance sheet. Weiss says Cumulus management is addressing underperformance in local and national radio results by recruiting some of the industry’s best sales talent. Overall, the company plans to focus on increasing scale and providing exclusive premium content by better leveraging its station group. The company recently announced a new CEO will be taking over to help implement strategic change at the company.

On the positive side of the portfolio’s consumer discretionary exposure, Carrols Restaurant Group, owned by Bronchick and up 53.87% during 2015, is the largest Burger King franchisee in the United States. The company has the exclusive right of first refusal to acquire Burger King stores in 20 states within the Northeast, representing 1,000 potential restaurants that can be acquired at

Fund Summary	25

extremely favorable valuations. Bronchick says Carrols’s management team has successfully run multiple franchise restaurant companies, and Burger King stores run by the firm tend to have significantly higher margins than those of their peers. They have benefited from a remarkable turnaround in the corporate brand as well as the management team’s skillset in turning around newly acquired franchisees, hence the margins. Bronchick believes this is an experienced and astute group of managers and capital allocators. It remains one of the top holdings in Bronchick’s sleeve of the portfolio.

Other noteworthy sectors in the period were financials and information technology. Financials suffered predominantly from poor stock selection. Two positions worth highlighting are Leucadia National (down 24.55%) and Forestar Group (down 28.96%)—both owned by Bronchick.

Leucadia National is a diversified financial holding company. Bronchick notes two important things: 1) it sells for less than book value and 2) it is not covered by a single analyst. He believes there is tremendous value and growth potential here as both of these conditions are expected to change in the years ahead. Jefferies, which is the company’s biggest asset, continues to muddle along in a difficult world for capital markets. As such, the stock remains at a substantial discount to book value. Bronchick’s estimate of intrinsic value is $34 per share, which implies a significant upside from the year-end price of $17.39.

Bronchick says Forestar Group, a Texas-based real estate company, remains a work-in-progress as near-term pressure on oil prices and on the value of its energy assets (at this point a very minor driver of total asset value) seems to be overwhelming the company’s efforts. The company has chosen to remain silent regarding its “liability management” initiatives, a decision supported by Bronchick despite its apparent near-term consequences. Bronchick says it never makes sense to negotiate deals in public or telegraph decisions to repurchase your publically traded securities until after the fact, and he believes this is the case with Forestar. Cove Street placed two new members on the board earlier in the year and began a process that culminated with the departure of three legacy board members and the hiring of a new CEO and CFO. The company has since announced a large cost savings program, made the decision to sell all non-core assets, and hired an investment banker to eventually sell the company’s energy assets. Bronchick’s asset-by-asset valuation model suggests that Forestar trades at a fraction of its net asset value, and as the company monetizes assets and improves its leverage position over the next few quarters, he expects that the stock market will appraise the stock more fairly.

Even though overall stock selection was poor within the information technology sector, three positions performed well enough to be included in the list of top-10 contributors. These include Neustar and Altera, both of which were sold from the portfolio.

Neustar offers a number of security, registry, and technology services. In March 2015, the company lost its largest contract wherein it provided a centralized database of cell phone numbers for telecom companies, allowing consumers to transfer their phone number from one carrier to another. As a result of the contract loss, Neustar’s stock sold off significantly—at which point Bronchick built a position at a depressed valuation as his estimate of the fair value was 50% higher than the offered price. Bronchick says Neustar rebounded as people grew to appreciate the company’s remaining high margin, sought-after digital marketing and services businesses. After a sharp run-up, Bronchick exited the position in April and May as it reached his estimate of fair value.

Altera, owned by Weiss, is a global semiconductor company that serves customers within the telecom, wireless, industrial, and automotive sectors, among others. The original thesis in late 2013 revolved around the company getting into new product areas and introducing new generations of its semiconductors, which Weiss felt would help increase revenue growth at the company. Midway through the year, the company was acquired by Intel for $54 per share. This position gained 39.90% in the portion of the year it was owned in the portfolio.

The largest individual detractor in the information technology sector was Western Digital, which fell 44.31%. Owned by FPA’s Bryan and Ahitov, Western Digital designs, develops, manufactures, and sells hard disk drives (HDDs) and increasingly solid state drives (SSDs). Besides the market leadership attributes appreciated by Bryan and Ahitov, they also observe that the firm has traditionally maintained a very conservative capital structure with a net cash position over $10 per share. In addition, they believe management has done a superb job of returning the firm’s strong and consistent free cash flow to shareholders via both buybacks and dividends. FPA has owned Western Digital for a number of years with the view that the market was overestimating how quickly traditional hard disk drives (HDDs) would be displaced by new solid-state drives (SSDs). As it became clear to the Street that HDDs were not going to be displaced as quickly as originally anticipated, the stock price rose meaningfully and FPA pared back their ownership. However, during 2015 the stock began to sell off as investors became concerned that PC shipments (and therefore HDD shipments) would disappoint over the next year. Bryan and Ahitov note that as this worry began to play out, the stock sold off from north of $110 to the low-$70s by late summer. They say the company responded with a series of positive announcements, including a $3.8 billion equity investment from Unisplendour, a Chinese firm owned by China’s prestigious Tsinghua University, as well as a deal to acquire SanDisk for approximately $19 billion in cash and stock—catapulting Western Digital into a leadership position in SSD. Despite these

26	Litman Gregory Funds Trust

announcements, the stock continued to languish and was trading around $60 per share at year-end. Given the stock’s recent selloff, Bryan and Ahitov added to the position in the fourth quarter.

Top 10 Individual Contributors as of the Year Ended December 31, 2015
Company Name	Fund Weight (%)	Benchmark Weight (%)	12-Month Return (%)	Contribution to Return (%)	Economic Sector
Carrols Restaurant Group Inc.	5.18	0.02	53.87	2.43	Consumer Discretionary
Signature Group Holdings Inc.	0.47	0.00	78.42	1.19	Materials
NeuStar Inc.	0.71	0.08	27.11	0.78	Technology
Dreamworks Animation	0.50	0.00	29.87	0.63	Consumer Discretionary
American Vanguard Corp.	2.85	0.02	20.80	0.50	Materials
Microsemi Corp.	2.10	0.18	14.83	0.39	Technology
Altera Corp.	0.70	0.00	39.90	0.38	Technology
FMC Corp.	0.51	0.00	19.10	0.33	Materials
CNO Financial Group Inc.	2.20	0.21	12.52	0.29	Financials
Newmont Mining Corp.	0.74	0.00	19.78	0.27	Materials

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Top 10 Individual Detractors as of the Year Ended December 31, 2015
Company Name	Fund Weight (%)	Benchmark Weight (%)	12-Month Return (%)	Contribution to Return (%)	Economic Sector
Apollo Education Group Inc. Class A	2.83	0.03	-77.51	-3.54	Consumer Discretionary
Cumulus Media Inc. Class A	0.76	0.02	-92.20	-1.65	Consumer Discretionary
Dundee Corp. Class A	0.53	0.00	-69.15	-1.15	Financials
Approach Resources Inc.	1.46	0.01	-71.21	-1.08	Energy
DeVry Education Group Inc.	1.90	0.05	-45.98	-1.07	Consumer Discretionary
Atwood Oceanics Inc.	1.57	0.03	-45.74	-1.05	Energy
Western Digital Corp.	1.82	0.00	-44.31	-1.03	Technology
Leucadia National Corp.	2.27	0.00	-24.55	-0.85	Financials
Range Resources Corp.	1.71	0.00	-53.75	-0.85	Energy
Forestar Group Inc.	2.84	0.03	-28.96	-0.84	Financials

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Portfolio Mix

As is often the case, due to its extremely high active share (98.6% versus the Russell 2000), the Litman Gregory Masters Smaller Companies Fund portfolio looks quite different from its benchmark. At the end of the period, the fund’s most significant sector overweight was energy, at 14.1% compared to the benchmark’s 2.7% weight. This sector overweight was offset by significant underweights to the financial and health care sectors. Financials in the portfolio stood at 11.2% at year-end versus the benchmark’s 25.8%, and health care’s weighting stood at 2.5% in the portfolio versus 16.4%.

The fund’s weighted-average market capitalization as of year-end was $4.4 billion, and the median market cap was $2.3 billion. The fund’s cash allocation fell from 12.2% at year-end 2014 to 5.9% at year-end 2015.

The fund remains diversified by investment style, and with almost 45 stocks, we are comfortable with the level of portfolio diversification in terms of number of holdings and sector exposure.

Fund Summary	27

By Sector

	Sector Allocation
	Fund as of 12/31/15	Fund as of 12/31/14	Russell 2000 Index as of 12/31/15
Consumer Discretionary	21.7%	16.1%	13.5%
Consumer Staples	0.0%	0.0%	3.4%
Energy	14.1%	16.3%	2.7%
Finance	11.2%	10.8%	25.8%
Health Care & Pharmaceuticals	2.5%	2.1%	16.4%
Industrials	9.5%	10.4%	12.1%
Materials	7.4%	3.6%	3.6%
Technology	24.3%	28.7%	17.9%
Telecom	3.4%	0.0%	0.9%
Utilities	0.0%	0.0%	3.8%
Cash Equivalents & Other	5.9%	12.0%	0.0%

	100.0%	100.0%	100.0%

By Market Capitalization	By Domicile

Market Capitalization:

Micro-Cap < $1 billion

Small-Cap $1 billion - $4.3 billion

Small/Mid-Cap $4.3 billion - $10.2 billion

Mid-Cap $10.2 billion - $28.7 billion

Large-Cap > $28.7 billion

Totals may not add up to 100% due to rounding

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

28	Litman Gregory Funds Trust

Closing thoughts

We are disappointed by the underperformance of the Litman Gregory Masters Smaller Companies Fund during 2015, especially on the heels of a weak 2014. As mentioned above, the fund does have extremely high active share, and we expect periods of underperformance. That said, while the magnitude of underperformance is disappointing and frustrating, we remain confident about the fund’s long-term potential. The three sub-advisors have all been running portfolio sleeves for the fund long enough to have meaningful track records and each, until recently, had outperformed their index benchmarks over their full tenure net of the sub-advisor’s management fee. We believe the longer-term track records are more indicative of the skill and the potential of the managers than the performance over the last two years would suggest, which has been largely driven by a meaningful overweight to the energy sector. Moreover, we continue to intensively monitor each sub-advisor team and their organizations, and this more than anything else gives us great confidence in the fund going forward. In each case the manager’s investment process and discipline is a source of confidence, and we believe this will allow them, more often than not, to identify opportunities and avoid potential trouble spots.

We should also highlight the fund’s reduced expense ratio. Beginning January 1, 2016, Litman Gregory and each sub-advisor agreed to a temporary reduction in their management fee, which we think represents all parties’ commitment to the strategy and conviction in the long-term potential of the fund. The fund’s management fee dropped from 1.04% to 0.73% with the waivers.

Additionally, taxable shareholders continue to benefit from the fund’s tax loss carryforwards left over from the 2008 bear market. We are not expecting the fund to make a capital gain distribution in 2016, and it’s quite possible that there will be tax losses still available to offset gains for the next few years.

We thank you for your continued confidence.

Jeremy DeGroot, Portfolio Manager and Chief Investment Officer

Jack Chee, Portfolio Manager

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

Fund Summary	29

Litman Gregory Masters Smaller Companies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
Jeff Bronchick	Cove Street Capital, LLC	33-1/3%	Small- and mid-sized companies	Value	Russell 2000 Value Index
Dennis Bryan	First Pacific Advisors, LLC	33-1/3%	Small- and mid-sized companies	Value	Russell 2000 Value Index
Richard Weiss	Wells Capital Management, Inc.	33-1/3%	Small- and mid-sized companies	Blend	Russell 2000 Index

Smaller Companies Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Litman Gregory Masters Smaller Companies Fund from June 30, 2003 to December 31, 2015 compared with the Russell 2000 Index and Morningstar Small Blend Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

30	Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2015

Shares		Value
COMMON STOCKS: 94.1%

Consumer Discretionary: 21.7%
24,840	Aaron’s, Inc.	$556,168
236,272	Apollo Education Group, Inc.*	1,812,206
32,731	Best Buy Co., Inc.	996,659
172,890	Carrols Restaurant Group, Inc.*	2,029,729
43,065	Cherokee, Inc.*	742,871
26,441	ClubCorp Holdings, Inc.	483,077
231,832	Cumulus Media, Inc. - Class A*	76,528
36,190	Dana Holding Corp.	499,422
41,390	DeVry Education Group, Inc.	1,047,581
30,220	MDC Partners, Inc. - Class A	656,378

		8,900,619

Energy: 14.1%
140,000	Approach Resources, Inc.*	257,600
16,893	Cimarex Energy Co.	1,509,896
13,460	Helmerich & Payne, Inc.	720,783
27,030	Noble Energy, Inc.	890,098
54,260	Patterson-UTI Energy, Inc.	818,241
26,000	Range Resources Corp.	639,860
55,720	Rowan Cos. Plc - Class A	944,454

		5,780,932

Financials: 11.2%
39,850	AllianceBernstein Holding L.P.	950,422
44,633	CNO Financial Group, Inc.	852,044
111,600	Forestar Group, Inc.*	1,220,904
89,800	Leucadia National Corp.	1,561,622

		4,584,992

Health Care: 2.5%
19,513	Greatbatch, Inc.*	1,024,433

Industrials: 9.5%
14,740	AGCO Corp.	669,048
19,000	Delta Air Lines, Inc.	963,110
150,000	Heritage-Crystal Clean, Inc.*	1,590,000
38,151	Taser International, Inc.*	659,631

		3,881,789

Information Technology: 24.3%
34,570	ARRIS Group, Inc.*	1,056,805
8,300	Arrow Electronics, Inc.*	449,694
14,380	Avnet, Inc.	616,039
88,932	Brocade Communications Systems, Inc.	816,396
35,651	Corning, Inc.	651,700
16,500	InterDigital, Inc.	809,160
38,447	Knowles Corp.*	512,499
24,000	Microsemi Corp.*	782,160
92,055	Ruckus Wireless, Inc.*	985,909
34,000	ViaSat, Inc.*	2,074,340
350,000	Westell Technologies, Inc. - Class A*	441,000
12,840	Western Digital Corp.	771,042

		9,966,744

Materials: 7.4%
115,000	American Vanguard Corp.	1,611,150
20,300	FMC Corp.	794,339
53,932	Goldcorp, Inc.	623,454

		3,028,943

Shares		Value
Telecommunication Services: 3.4%
23,800	Millicom International Cellular S.A.	$1,373,498

TOTAL COMMON STOCKS (Cost $40,767,831)		38,541,950

Principal Amount
SHORT-TERM INVESTMENTS: 5.7%

REPURCHASE AGREEMENTS: 5.7%
$2,339,000	FICC, 0.03%, 12/31/15, due 01/04/2016 [collateral: par value $2,345,000 U.S. Treasury Note, 2.375%, due 08/15/2024 value $2,389,579] (proceeds $2,339,000)	2,339,000

TOTAL SHORT-TERM INVESTMENTS (Cost $2,339,000)		2,339,000

TOTAL INVESTMENTS IN SECURITIES (Cost: $43,106,831): 99.8%		40,880,950

Other Assets in Excess of Liabilities: 0.2%		90,754

Net Assets: 100.0%		$40,971,704

Percentages are stated as a percent of net assets.

*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	31

Litman Gregory Masters Alternative Strategies Fund Review

The Litman Gregory Masters Alternative Strategies Fund (Institutional Share Class) declined 0.77% in 2015. This compares to a return of 0.28% for 3-month LIBOR, 0.57% for the Barclay’s Aggregate Bond Index, 0.92% for the Russell 1000 Index, and a loss of 2.72% for the Morningstar Multialternative Category.

Performance as of 12/31/2015

	Average Annual Total Returns
	Three Month	One- Year	Three- Year	Since Inception (9/30/2011)
Litman Gregory Masters Alternative Strategies Fund Institutional Class	0.33%	-0.77%	3.00%	5.12%
Litman Gregory Masters Alternative Strategies Fund Investor Class	0.26%	-0.95%	2.78%	4.89%
Barclays Aggregate Bond Index	-0.56%	0.57%	1.45%	2.28%
Russell 1000 Index	6.50%	0.92%	15.01%	17.45%
40/60 Blend of Russell 1000 & Barclays Agg Bond Index	2.28%	0.94%	6.83%	8.29%
3-Month LIBOR	0.08%	0.28%	0.26%	0.33%
Morningstar Multialternative Category	-0.10%	-2.72%	0.73%	1.66%
SEC 30-Day Yield[1] as of 12/31/15 Institutional: 2.55% Investor: 2.29% Unsubsidized SEC 30-Day Yield[2] as of 12/31/15 Institutional: 2.44% Investor: 2.19%

1.      The 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements, and it would be lower without those reimbursements.

2.      The unsubsidized 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield.

EXPENSE RATIOS as of 4/30/2015	MASFX	MASNX
Net Expense Ratio (%) Excluding Dividend Expense on Short Sales and Interest & Borrowing Costs on Leverage Line of Credit[3]	1.49	1.74
Total Operating Expenses (%)[4]	1.74	1.99
Gross Expense Ratio (%)	1.87	2.12

3. Does not include dividend expense on short sales of 0.20% and interest expense and other borrowing costs of 0.05%

4.      The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2016. The total operating expense includes dividend and interest expense on short sales and interest and borrowing costs incurred for investment purposes, which are excluded from the expense limitation agreement.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. All performance discussions in this report refer to the performance of the Institutional share class.

While we are disappointed to produce a slightly negative return in 2015, the year was a challenging one (i.e., negative) for most asset classes and investment strategies—both “traditional” (long-only) and alternative. Global stocks as measured by the MSCI ACWI Index dropped 2.36%, Barclays Global Agg Index lost 3.15%, and commodity indexes plunged 25%–30%. On the alternatives side, the HFRI Composite Index—an industry-standard benchmark of the broad hedge fund universe—was down 0.85%1, with many well-known hedge fund managers doing far worse; the Morningstar Multialternative mutual fund peer group fell 2.72%.

We remain focused on the long term and are pleased that the fund’s performance since inception has so far met our risk and return goals and expectations. The fund has returned 5.12% annualized, with a standard deviation of 3.3% and a beta to the U.S. stock market of 0.25. For comparison, the Morningstar Multialternative category has gained 1.66%, with a standard deviation of 3.5%, and the Barclays Aggregate Bond Index gained 2.28%, with a standard deviation of 2.7%. The fund’s worst drawdown has also been smaller than for both of these benchmarks.

Our fund has the highest Sharpe ratio in the Morningstar Multialternative category since the fund’s inception. The “Risk/Return Statistics” table below shows some of the key performance metrics we track for the fund and its benchmarks.

[1]	THE HFRI Composite Index returns are updated periodically and are subject to change. The returns were accurate as of the publication of this report

32	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund Risk/Return Statistics as of 12/31/15

	MASFX	Barclays Agg Bond	Russell 1000	Morningstar Multi alternative Category
Annualized Return	5.12	2.28	17.45	1.66
Total Cumulative Return	23.64	10.01	98.07	7.24
Annualized Std. Deviation	3.33	2.68	11.31	3.46
Sharpe Ratio (Annualized)	1.50	0.83	1.48	0.48
Beta (to Russell 1000)	0.25	-0.01	1.00	0.27
Correlation of MASFX to	1.00	-0.11	0.78	0.82
Worst Drawdown	-4.38	-4.52	-9.68	-6.68
Worst 12-Month Return	-0.77	-2.47	-0.61	-2.98
% Positive 12-Month Periods	93.02%	79.07%	97.67%	88.37%
Upside Capture (vs. Russell 1000)	29.43	6.78	100.00	21.13
Downside Capture (vs. Russell 1000)	27.54	-6.40	100.00	42.46
Notes:
Since inception (9/30/11)
Worst Drawdown based on weekly returns

Portfolio Commentary

Performance of Managers

For the year 2015, two managers generated positive returns and three were negative. The DoubleLine Opportunistic Income strategy gained 4.35%. The Passport Long-Short Equity strategy gained 3.05%. The FPA Contrarian Opportunity strategy declined 1.54%. The Loomis Sayles Absolute-Return Fixed-Income strategy dropped 2.41%. The Water Island Arbitrage and Event-Driven strategy declined 3.16%. (These returns are net of the management fee each sub-advisor charges the fund.)

Key Performance Drivers and Positioning by Strategy:

The DoubleLine Opportunistic Income sleeve remains concentrated most heavily (at 68% of the portfolio) in non-agency residential mortgage-backed securities (RMBS), focused on the Alt-A and Prime segments, with a small allocation to Subprime collateral. Over the course of the year, these securities contributed to performance, providing solid interest income returns; valuations for the sector were relatively unchanged. Agency RMBS (including inverse floating-rate and inverse interest-only securities) performed well despite a general rise in Treasury rates across the yield curve for the year. Agency RMBS gains were driven mainly by robust interest carry from the inverse floater and interest-only securities. At year year-end the agency securities comprised 24% of the sleeve. Other structured sectors such as commercial MBS and collateralized loan obligations (CLOs) contributed positively to performance though they faced widening credit spreads in the latter half of the year due to higher volatility in the commodity and credit markets; they remain small allocations at 1%–2% of the portfolio. Other sectors with small allocations such as municipal bonds and corporate bonds that were added throughout the year have similarly come under pressure from a valuation standpoint but continue to provide healthy income to the portfolio. DoubleLine continues to hold a 4% position in Puerto Rico municipal bonds, primarily general obligation bonds. These securities were purchased (and are still priced) at steep discounts to par value and yield in the low to mid-teens.

The DoubleLine sleeve ended the year with an effective duration of 4.3 years and a yield-to-maturity of approximately 7.5%. For additional details on DoubleLine’s portfolio positioning and outlook, please read their commentary on page 38.

The FPA Contrarian Opportunity sleeve, managed by Steven Romick, Brian Selmo, and Mark Landecker, continues to be positioned relatively defensively, with a cash position of 36% and net equity exposure of 52%. During the second half of the year, as many stocks and high-yield bonds were hit, the managers took the opportunity to selectively put some of their cash to work in existing names and some new holdings. In particular, their allocation to high-yield bonds increased to 11% by year-end, up from 5% at the end of 2014. However, the managers remain cautious about the sector due to a number of risks, including liquidity, refinancing, rising rates, and the potential for sentiment (and therefore selling pressure) to get worse. Summing up their absolute-value approach, they state, “Prices have been severely depressed, but that doesn’t mean cheap.” If and when junk/distressed bond yields rise further, the managers would likely add to their exposure.

Turning to stocks, it is a similar story, with the managers incrementally more optimistic about the return outlook given the recent price declines, but not close to pounding the table. As they put it, the stocks in their portfolio are “cheaper on average than they were a few months ago but not yet at prices we’d call no-brainers.” The portfolio’s second-largest stock holding at year-end, Microsoft, was the top contributor to performance in 2015, gaining 23%. The managers have owned the stock since the fund’s inception. Top holding Oracle was a detractor from performance, falling 18%. The managers note that Oracle continued to transition its business to the

Fund Summary	33

cloud last year, but it has been slower than expected. Concern about the transition and weak software license sales led to the stock’s decline in 2015. Given the attractive valuation and high level of recurring revenue, the FPA team used the drop in Oracle’s share price to add to their position. Please see FPA’s commentary on page 38 for more details on their outlook and positioning.

The Loomis Sayles Absolute-Return Fixed-Income portfolio’s performance for the year was hurt most by their exposure to high-yield corporate bonds, as widening spreads caused both domestic and European bonds to decline, driven in particular by concerns about weakening global growth and plunging energy and commodity prices. Following their bottom-up, long-term, value-driven approach, the Loomis managers are finding what they believe to be attractive opportunities in credit, and in the energy sector in particular, which comprised 15% of their portfolio at year-end. Their overall high-yield exposure on a net basis is roughly 30%. Convertible bonds, which are under 3% of the Loomis portfolio, also weighed on performance, reflecting the increased volatility in global equity markets. The managers have gradually brought down their U.S. equity exposure and also initiated a short equity position in the fourth quarter as a hedge against some of their credit exposure.

The Loomis sleeve’s currency positioning generated positive returns for the year as the U.S. dollar continued to strengthen, benefiting the strategy’s short positions in the euro, South African rand, and Brazilian real. As of year-end, the portfolio had long positions in what the managers view as “bombed out emerging-markets currencies,” such as the Mexican, Colombian, and Chilean pesos, offset by larger short positions in other emerging-markets currencies, such as the Brazilian real, Indonesian rupiah, Chinese renminbi, Taiwanese dollar, and South Korean won. The portfolio’s securitized holdings, particularly non-agency RMBS and asset-backed securities (ABS), generated positive returns on the year and remain a meaningful allocation at 17% of the sleeve. Bank loans account for roughly 8% of the sleeve as of year-end and were also additive to performance in 2015. The sleeve’s empirical duration remains close to zero, and the yield is just above 4%.

The Passport Capital Long-Short Equity strategy benefited from its single-name short positions during the year. Short positions in selected metals & mining stocks led the contributors as did certain large market capitalization Internet/technology and consumer securities. Long positions were mixed but a net detractor to performance for the year. Long positions in consumer staples, consumer discretionary and Internet/technology names generally contributed positively to performance, while certain energy, Middle East and North Africa (MENA), and basic materials longs were detractors during the period.

At year-end, Passport still maintained a very cautious outlook, with long exposure emphasizing large, liquid, defensive companies they believe should be able to weather the storm reasonably well during economic and/or financial market turbulence. The team believes that the China slowdown could have profound negative impacts that could ripple across the world rather than be easily contained. Shorts are positioned to benefit from the China/emerging-markets and commodities slowdown, while longs are less gross domestic product (GDP)-sensitive and more driven by innovation or other unique growth drivers, where companies are taking advantage of structural changes in old markets or even the creation of new ones. Overall, the portfolio’s long equity exposure was 87%, short exposure 34%, and net exposure 52%.

Water Island Capital’s Arbitrage and Event-Driven portfolio sleeve had positive performance in 2015 from its Equity Merger Arbitrage sub-strategy. But despite Equity Merger Arbitrage being by far the largest allocation in the sleeve, it was not sufficient to overcome the negative returns from Water Island’s Equity Special Situations (the biggest detractor) and Credit Opportunities positions.

The managers note that 2015 was a challenging year for event-driven investors. Despite global mergers and acquisitions (M&A) volume surpassing $5 trillion for the first time ever, macroeconomic uncertainties—from falling energy prices to geopolitical uncertainties in Europe and Asia—extended many corporate event timelines and made it difficult for event-driven strategies to generate positive returns on the year. Equity Merger Arbitrage benefited, particularly from consolidation and competition in the health care sector. But Equity Special Situations and Credit Opportunities were hampered by a number of idiosyncratic situations where the likelihood or timing of expected corporate event catalysts deteriorated or was extended. The portfolio’s top contributor for the year was the acquisition of Allergan by Actavis for $65 billion. The merger closed in March 2015 and the fund profited from holding a core position in Allergan. The top detractor for the year was the saga between Williams Companies, Williams Partners, and Energy Transfer, which we highlighted in our semi-annual report and Water Island discusses again in their commentary on page 42 of this report.

At year-end, the portfolio’s largest allocation was to Equity Merger Arbitrage at 60%, with Credit Opportunities and Equity Special Situations at 9% each (as measured by gross long exposure). Overall positioning is conservative, with 55% net long exposure and only 2% net long in Equity Special Situations, which is typically the most volatile of the sub-strategies. Water Island says this allocation reflects the attractive opportunity set in M&A, where they are seeing some of the best deal spreads—a measurement of return potential—they have seen in years. It also reflects their expectation that volatility will be elevated in 2016. As such, in their Credit Opportunities sub-strategy they are focused on shorter-dated, “hard catalyst” situations, which tend to hold up better in declining markets due to their shorter duration and more definitive nature. In the Equity Special Situations sub-strategy, they have a more balanced exposure with both long and short event ideas, which should reduce their overall equity volatility exposure.

34	Litman Gregory Funds Trust

Strategy Allocations

The fund remains weighted according to our strategic target allocation: 25% each to DoubleLine and Loomis Sayles, 20% each to FPA and Water Island, and 10% to Passport. Our overweight to DoubleLine and Loomis Sayles is due to their lower correlation to equities (and the other managers). We use the fund’s daily cash flows to bring the manager allocations toward their targets when differences in shorter-term relative performance cause divergences.

Current Target Strategy Allocations

Source: Litman Gregory

As of December 31, 2015

In Closing

Given our approach and the way markets work, we know at times there will be 12-month periods in which the fund does not produce a positive return, but these periods often set the stage for better returns going forward, as our managers can establish new positions at attractive entry points. We also do not explicitly seek to have zero directional exposure to every or any asset class for the sake of lower correlation, and we are willing to absorb some periods of moderate volatility in order to produce attractive long-term performance.

The most prominent example of that currently is in high-yield credit positions (particularly energy-related), where negative market sentiment has created an opportunity for some of our managers to establish positions at prices that they believe will produce strong returns over the next several quarters to several years, assuming their credit analysis is correct. (That is not to say all our managers have a positive near-term view on high-yield bonds or energy.) There are also a handful of event-driven names where short-term fund flows (based on temporary delays or changes in the events) have driven prices to irrational levels that are expected to correct once the corporate actions actually occur and the underlying securities are purchased by their “natural” holders (rather than event-driven investors), with prices returning closer to fair value. But in terms of the fund’s overall risk exposure, as detailed above and in the managers’ year-end commentaries that follow, the fund is still positioned relatively defensively.

We are often asked what new managers or strategies we are considering adding to the fund, particularly during or after periods of market turmoil. We are always evaluating our current lineup of sub-advisors, as well as looking at potential additions to the fund. We like the fund’s current composition and don’t feel the need to make any additions, but we’ve always been open to adding a sub-advisor if it will improve the fund further. We’ve been making progress on a couple of new ideas, but we won’t make dramatic changes in reaction to current market stresses. As we’ve stated from the beginning, the premise of the fund’s portfolio construction is to be robust across different market environments. Our intention is to be a lower-risk, “all-weather” fund that can make tactical allocation changes on the margin, rather than trying to be precisely optimized for any particular set of short-term economic or market circumstances. This approach may sometimes result in us underperforming funds that make frequent and dramatic tactical moves (which we think are difficult to get right consistently), but in our experience it is the best way to achieve our long-term objectives and should result in attractive risk-adjusted returns over a market cycle.

We also want to notify shareholders of a very recent change at one of the fund’s sub-advisors. Tim Garry, who had been co-portfolio manager of the Passport Long-Short Equity sleeve of the fund, is leaving the firm, although he will stay on in an advisory role for several months. Passport founder and chief investment officer John Burbank, who had been co-portfolio manager along with Garry, has assumed the role of lead portfolio manager for the sleeve. As we would with any significant change at a sub-advisory firm, we are in the process of assessing the impact of this change, and we will provide an update when we have something material to share.

As always, we thank you for your continued trust and confidence.

Jeremy DeGroot, Portfolio Manager and Chief Investment Officer

Fund Summary	35

Individual Strategy Portfolio Allocations

Following are portfolio exposure summaries for each individual strategy as of December 31, 2015.

DoubleLine Opportunistic Income Strategy

12/31/2015

Sector Exposures
Cash*	-1.1%
Government	1.7%
Agency Inverse Floaters	6.1%
Agency Inverse Interest-Only	10.1%
Agency CMO	6.3%
Agency PO	1.3%
Collateralized Loan Obligations	1.8%
Commercial MBS	1.0%
High-Yield	0.2%
Municipals	4.2%
Non-Agency Residential MBS	68.3%

TOTAL	100.0%

Non-Agency Residential MBS Breakdown

(% of Non-Agency Residential MBS)

Prime	27.2%
Alt-A	66.0%
Subprime	6.8%

TOTAL	100.0%

Credit Quality Breakdown
Cash*	-1.1%
Government	1.7%
Agency	23.8%
Investment Grade	5.9%
Below Investment Grade	60.5%
Not Rated	9.2%

TOTAL	100.0%

*	Negative cash position reflects use of leverage.

FPA Contrarian Opportunity Strategy

12/31/2015

Asset Class Exposures
U.S. Large-Cap Stocks	25.6%
U.S. Mid-Cap Stocks	6.8%
U.S. Small-Cap Stocks	6.1%
Foreign Stocks	16.5%
Bonds	11.1%
Other Asset-Backed	1.3%
Limited Partnerships	0.5%
Short Sales	-3.5%
Cash	35.7%

TOTAL	100.0%

Totals may not add up to 100% due to rounding.

Sector Exposures	FPA Strategy	Russell 3000 Index
Consumer Discretionary	5.8%	13.5%
Consumer Staples	2.4%	8.8%
Energy	2.1%	5.9%
Finance	17.7%	18.2%
Health Care	1.2%	14.7%
Industrials	7.6%	10.7%
Materials	3.2%	3.1%
Technology	11.5%	19.9%
Telecom	0.0%	2.2%
Utilities	0.0%	3.1%
Cash	35.7%	0.0%
Other	12.8%	0.0%

TOTAL	100.0%	100.0%

Loomis Sayles Absolute Return Fixed-Income Strategy

12/31/2015

Strategy Exposures (%)	Net	Long	Short
Global Rates	-32.0	12.6	-44.6
High-Yield Corporate	29.8	30.4	-0.6
Securitized	17.4	17.4	0.0
Investment-Grade Corporate	20.3	21.6	-1.3
Bank Loans	7.9	7.9	0.0
Convertibles	2.6	2.6	0.0
Global Credit	2.1	2.1	0.0
Currency	-5.6	5.1	-10.7
Dividend Equity	0.1	0.1	0.0
Emerging Market	3.8	3.8	0.0
Risk Management	-3.9	1.2	-5.1

Subtotal	42.5	104.7	-62.3

Cash & Equivalents	11.1	11.1	0.0

Total	53.5	115.8	-62.3

Top 10 Country Exposures (%)	Net	Long	Short
United States	32.9	82.2	-49.3
Mexico	8.3	8.3	0.0
Chile	3.5	3.5	0.0
Italy	3.2	3.2	0.0
United Kingdom	3.2	3.2	0.0
France	2.4	2.4	0.0
Taiwan	-2.3	0.0	-2.3
China	-2.2	0.0	-2.2
Colombia	2.2	2.2	0.0
Canada	2.1	2.5	-0.4

Top 10 Subtotal	53.3	107.5	-54.2

36	Litman Gregory Funds Trust

Passport Capital Long-Short Equity Strategy

12/31/2015

Sector Exposures (%)	Long	Short	Net	Gross
Consumer Discretionary	23%	-7%	16%	30%
Internet/Technology	19%	-5%	14%	24%
Consumer Staples	12%	-2%	10%	13%
Industrials	8%	-3%	6%	11%
Basic Materials	5%	-5%	-1%	10%
Health Care	7%	-3%	4%	9%
Utilities	7%	0%	7%	7%
Energy	3%	-3%	0%	6%
Diversified	0%	-4%	-4%	4%
Financials	1%	-2%	-1%	4%
MENA	2%	0%	2%	2%

TOTAL	87%	-34%	52%	121%

Water Island Arbitrage Strategy

12/31/2015

Sub-Strategy Exposures	Long	Short	Net
Equity Merger Arbitrage	60.3%	-15.0%	45.3%
Equity Special Situations	8.8%	-6.7%	2.1%
Credit Opportunities	5.5%	-0.6%	5.0%
Merger-Related Credit	3.5%	-0.4%	3.1%

Total*	78.1%	-22.7%	55.4%

Geographic Exposure**
North America	73.2%
Non-North America	4.9%

Equity Market Capitalization**
Large Cap (> $5 Billion)	48.4%
Mid Cap ($2-$5 Billion)	18.9%
Small Cap (< $2 Billion)	2.1%

*	Exposure numbers are calculated by including equities, bonds, swaps, options, and forwards.

**	Based on long market value only.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Totals may not add up to 100% due to rounding.

Fund Summary	37

Litman Gregory Masters Alternative Strategies Fund Subadvisor Commentaries

DoubleLine Capital, LP Commentary

2015 Sector Commentary and Performance Attribution

For the year, the DoubleLine Opportunistic Income portfolio gained 4.35%, net of fees, compared to a 0.57% gain for the Barclays U.S. Aggregate Bond Index. The year was characterized by increased volatility across risk assets and falling commodity prices, which continue to call into question the health of the global economy. The fourth quarter was no exception as returns during December further illustrated the negative sentiment overhanging several of these asset classes. Those asset classes most affected, high-yield debt and emerging-markets fixed-income, closed out the year in negative territory. Other credit-sensitive assets additionally suffered from the broader market weakness as non-agency securitized products, which had historically only tightened since the crisis, experienced the first sustained spread widening. RMBS, CMBS, and CLOs saw declining valuations—the latter two sectors due to demand not being able to keep up with record-breaking new issuance. Despite these and other troubling signs, the Federal Reserve saw a stronger domestic economy in support of its decision to raise its key lending rate for the first time since June 2006. At the December 16 meeting, the Federal Open Market Committee (FOMC) finally stated it would raise its benchmark lending rate from 0%–0.25% (where it had been since the heart of the recession in 2008) to 0.25%–0.50%. The FOMC supported their decision with the following statement: “The committee currently expects that, with gradual adjustments in the stance of monetary policy, economic activity will continue to expand at a moderate pace and labor market indicators will continue to strengthen.” All told, the FOMC minutes were largely successful in conveying a slow and gradual tightening cycle, with the market pricing in at least three 25-basis-point hikes over 2016.

For the year, U.S. Treasury rates increased across the yield curve with 10-year yields increasing by about 10 basis points and 2-year yields increasing by about 38 basis points. Despite the rising rate environment, agency RMBS performed well, driven mainly by robust interest carry from inverse floating-rate and inverse interest-only securities. Within non-agency RMBS, Alt-A bonds were the primary contributors to total return attributed to strong interest income returns; valuations for the sector were relatively unchanged for the trailing 12-month period. Other structured sectors such as CMBS and CLOs contributed positively to performance though they faced widening credit spreads in the latter half of the year due to higher volatility in the commodity and credit markets; they remain a smaller portion of the portfolio relative to other sectors. Other sectors with small allocations such as municipal bonds and corporate bonds that were added throughout the year have similarly come under pressure from a valuation standpoint but continue to provide healthy coupons to the portfolio.

Current Portfolio Outlook

The strategy and construct of the portfolio did not materially change over 2015. The investment team continues to look for opportunities to help augment the non-agency RMBS trade that has diminished with little new issuance in the private-label RMBS market. With lower trading volume but firm pricing, the team has only opportunistically added non-agency RMBS to accounts. From a credit standpoint, mortgage fundamentals have been strong with delinquency and default numbers stabilizing across the entire credit-quality spectrum. The team did see an opportunity to add to the corporate bond and municipal bond sectors as a Puerto Rican municipal holding was added during the year as well as a couple corporate names. Both were trading favorably from a technical standpoint and continue to add healthy interest income to the portfolio.

First Pacific Advisors, LLC Commentary

The portfolio increased 2.65% in the fourth quarter but declined 1.54%, net of fees, for the year. The S&P 500 Index was up 1.38% for the year, but the MSCI All Country World Index (ACWI)2 fell 2.36%. Growth companies fared much better than value. The Russell 3000 Growth Index increased 5.09%, while the Russell 3000 Value Index declined 4.13%. And, all else being equal, the bigger the company, the better its performance. S&P 500 companies with market caps above $100 billion returned 4.4% last year, but those below $5 billion declined 19.6%.3

2015 S&P 500 return by market capitalization

Market Cap	2015 Average
>$100B	4.39%
$50-100B	2.38%
$10-50B	-3.22%
$5-10B	-0.72%
<$5B	-19.60%

Past performance is no guarantee of future reults

Our performance in 2015 was as much a function of investments that haven’t worked out (yet, we hope) as it was the result of a conscious choice to reduce or eliminate our stakes in companies that we viewed as expensive. As it happens, the companies we sold outperformed, on average, the investments we purchased. This is far from unusual in value investing. Buying and selling early has always been the bane of the value investor, who must have the fortitude to live through periods of being out of favor.

What was a good value at one price is presumably a better value when it has declined 20%, assuming one’s analysis was correct at the outset. We believe that’s the case with the majority of the companies in our portfolio; cheaper on average than they were a few months ago but not yet at prices we’d call no-brainers.

38	Litman Gregory Funds Trust

[2]	The MSCI ACWI captures large- and mid-cap representation across 23 Developed Markets and 23 Emerging Markets countries. With 2,491 constituents, the index covers approximately 85% of the global investable opportunity set.

[3]	Returns predicated on where market capitalizations were at the beginning of 2015, therefore using pricing and S&P 500 constituents as of December 31, 2014.

The portfolio’s winners for the year contributed 3.10% while its losers detracted 2.85%. The more cyclical companies, particularly those with commodity exposure, were the weaker part of the portfolio. In hindsight, we thankfully had a small allocation to such businesses.

Winners 2015 – Year	Losers 2015 – Year
Microsoft	Oracle
UTI Worldwide	Alcoa
McDermott Intl	Hornbeck Offshore
General Electric	Naspers/Tencent
Alphabet (A and C Shares)	Joy Global

Microsoft and UTI Worldwide performed quite well, but Oracle lagged. Oracle continued to transition its business to the cloud last year, but it has been proceeding more slowly than investors or the company expected. Concern about the transition and weak software license sales led to the stock’s decline. Given the undemanding valuation and high level of recurring revenue, we used a drop in the share price to increase our position.

Weak aluminum prices and inventory adjustments in the aerospace supply chain negatively impacted Alcoa’s profitability and its stock price in 2015. We support the company’s decision to separate its highly engineered, value-added aerospace business from its commodity aluminum operations. As the price has declined in the last year, we have doubled the number of shares we own and are hopeful that the pending spinoff will create clarity and value for the enterprise.

Joy Global was with hindsight an outright mistake, a poor investment decision that we wish we could take back. When analyzing the situation, we gave too much weight to the company’s strong market position and attractive aftermarket sales profile. We failed to appreciate the degree to which the coal market had changed. Many regions in which Joy has a particularly strong competitive position are likely to produce significantly less coal going forward. This has resulted in a permanent impairment to our position in Joy. Realizing our mistake, we have reduced the position.

This is a challenging time, and we maintain a more risk-averse portfolio. Interest rates remain near historic lows, and the Fed has begun tightening for the first time since 2006. The global economy is muddling along at best, with the China growth engine sputtering. And stocks aren’t particularly cheap. We fear, as is oft intoned in television’s Game of Thrones, that “winter is coming.” We wish we knew when the weather would change. Since we don’t, we want to make sure we always have a heavy coat on hand to keep us warm.

Although the portfolio’s risk exposure4 has increased somewhat as markets have declined, it remains just 65%, which offers us plenty of room to deploy capital should asset prices fall to more attractive levels of risk and reward. The only explanation we can find for a fully-invested portfolio is that some managers seek to hedge their businesses while others feel the siren call of low interest rates that makes everything seem cheaper than it might otherwise. We don’t feel we’re being adequately compensated to be more fully invested.

High-Yield

Like the broader stock market, high-yield indexes dropped as well, with the Barclays U.S. Corporate High-Yield index down 4.47%, its first annual loss since 2008.

We don’t see junk bond investing as a business. It’s like a vacation home. We go when the weather’s nice, although in this case we mean stormy. Your corporate debt portfolio is effectively equity, albeit in a more secured form but with many of the associated risks. Meanwhile, we are spending our time trying to determine which vacation spot we’d like to visit.

The portfolio’s investment in high-yield currently stands at roughly 12%. As spreads widened between high-yield bonds and Treasurys, we continued to increase our exposure last quarter but only moderately, as we expect—dare we say hope for—more disruption to come. Levered energy and mining bonds have led the charge downwards, and investing in them thus far has been like putting your hand in a beehive, but some other sectors have felt the sting of turmoil in high-yield too, just not as deeply—retail, industrials, and gaming to name a few. It’s always a delicate balance between wanting to purchase securities at lower prices and not waiting for a price that’s so low that it never gets there and your capital isn’t put to work.

What we have purchased so far we believe will prove to be profitable as a basket. Staying power is required for these types of trades to work. You can’t just buy something and wish it higher, particularly in any given period. You just might have to be there for the duration. Fortunately, we have that type of patience, and we hope that our regular and detailed commentaries allow our shareholders to persevere alongside us.

Although junk-bond spreads have widened to 7.1% and are slightly above average, they are joined at the hip with historically low interest rates.5 We prefer to focus on yield since one can’t subsist on spread alone. When yields are high, even when spreads are below average, we can be comfortable with high-yield exposure. Index yields are currently 8.9%, 1.5% below average.6 We require a higher yield to get a good return, particularly one that compensates for the risk of the investment.

In waiting, we think we are being appropriately prudent rather than greedy. We have seen spreads and yields in excess of 20%. We don’t know if they’ll blow out as much in the future, but we aren’t going to get that aggressive until they at least move in that direction.

Yields could rise further if the economy weakens or a company missteps or faces a lack of available capital when existing debt matures. Any of those scenarios could provide us with an effective place to deploy capital in the not-too-distant future.

Fund Summary	39
[4]	Risk exposure is defined as non-cash and cash-equivalent assets.

[5]	A U.S. corporate bond “spread” is the bond yield in excess of a U.S. Treasury of a comparable maturity.

[6]	BofA Merrill Lynch US High Yield Master II Index. Data from 1/31/1989 to 12/31/2015.

Until such time, there’s good reason for us to tread cautiously. For example:

•	With more high-yield bonds having been issued than at any point in time in history, what happens when it comes time to refinance?

•	The high-yield market has never lived through an increase in rates. What happens if rates rise?

•	Much of the liquidity in the high-yield market has dried up.

•	There is some capitulation out there. One well-known high-yield fund is in liquidation. We believe the casualties we’ve seen thus far won’t be the last. When default rates rise, or if high-yield mutual funds suffer outflows, or if the economy weakens, then prices will likely follow.

Members of our team have spent a tremendous amount of time since last summer analyzing distressed debt opportunities across the energy complex, but we have failed to find a level of comfort to take any significant position. Prices have been severely depressed, but that doesn’t mean cheap. Thus far, we can only be thankful as energy and related securities continue to find new lows and the bankruptcies filed have had a far lower-than-average recovery. We frequently say that returns are sometimes driven not just by what you own but by what you don’t own. There are other sectors on which we’ve spent time, and some have made their way into the portfolio. Should junk/distressed yields increase, you may expect that the account’s exposure will increase along with it. We will spend some time discussing individual positions at that point.

Conclusion

Should markets continue to rise, those more aggressively postured will perform better than us, but it does raise the question how one separates skill from excessive risk-taking. Distinguishing between the two isn’t easy and may even prove impossible. It’s easy to look smart in a rising market. “Smart” are those who leverage a fully invested portfolio. “Smarter” still are those who invest in the most financially leveraged entities. It’s not until the temperature drops in an overheated market that one realizes that the “smart” managers may not be dressed appropriately. We try not to lose our shirts and have historically been defensive in weaker market environments, but we haven’t forgotten about the upside, having performed well over market cycles. We hope that’s some indication of capability more than just assuming undue risk and relying on luck.

We can look really smart or really stupid over the short term. We should be defined not by that, however, but by what happens over the long-term. We think our strength is time arbitrage. What isn’t attractive today may very well be so in the future as long as you have both the patience and the staying power to stick around. We appreciate our partnership.

Loomis Sayles & Company Commentary

Market Conditions

Falling commodity prices and a strengthening U.S. dollar characterized the reporting period. Commodity prices declined significantly, with oil falling approximately 40%. The U.S. dollar generally advanced versus most currencies due to global divergence of economic growth and central bank policy. Most emerging-markets currencies declined versus their developed market counterparts, and commodity exporters were the hardest hit.

In the first half of the period, the world’s two largest economies – the United States and China – dominated the landscape. Prior to its decision to finally hike rates in December, the Fed opted to not tighten due to global economic and market turbulence triggered by China’s economic slowdown. The market interpreted the Fed’s decision at the time as confirmation of global growth risks, which further strained commodities, emerging markets, and other risk assets.

U.S. high-yield corporates struggled during the period, and total returns were negative across all sectors, some worse than others. Ultimately, falling crude prices hampered the energy sector, and the selloff in commodities wreaked havoc on basic industry companies.

Portfolio Review

The portfolio’s loss of 2.41%, net of fees, was mostly generated from our exposures to high-yield corporate bonds and convertible bonds. Beyond that, global credit, emerging markets, and the cost of some risk-management exposures all weighed on absolute return. Gains from our securitized, currency, bank loan, and investment-grade ideas were not enough to offset the losses. From another view, the better quality outperformed within the portfolio. While we feel that valuations are attractive in many issuers, this is being joined with additional market volatility.

The portfolio’s securitized holdings, particularly non-agency RMBS and ABS, generated positive returns in 2015. Combined with higher home prices during the year, which have been significantly stronger than in recent years, the yield advantage attained in these asset classes in the past couple of years benefited returns.

The portfolio’s currency positioning posted positive returns during the year as the U.S. dollar continued to strengthen amid diverging monetary policies in the United States and its key trading partners, Europe and Japan. In addition, oil and general commodity weakness persisted throughout the year and pressured the currencies of commodity exporters. As a result, some of the portfolio’s short currency positions, namely in the euro, South African rand, and the Brazilian real aided performance.

The portfolio’s highly diversified group of bank loans was additive to performance. The floating-rate nature of bank loans remains attractive to investors as they are drawn to the relative safety of these securities given their senior position in the capital structure. Selected holdings in the consumer cyclical, capital goods, and communications industries led the contribution to returns.

Convertibles weighed on performance as the volatility in global equity markets dominated the narrative. The slowdown in China and continued weakness in the commodity markets were major

40	Litman Gregory Funds Trust

concerns during the year due to their impact on the global growth story. Declines were led by holdings in the energy, basic materials, and technology industries.

High-yield corporate bonds detracted from returns as widening spreads caused both domestic and European bonds to decline. Following a solid first half of the year, performance began to unravel mid-year as Chinese and global growth concerns and oversupplied oil markets resulted in plummeting commodity and energy prices. Additionally, declining corporate profitability and uncertainty surrounding the path of Fed rate hikes have been and continue to be key negative determinants. Selected holdings from the energy and basic materials industries led the detraction from returns.

To a lesser extent, the portfolio’s risk-management tools, primarily through the usage of credit default swap index and equity index futures and options, diminished performance as the general decline in market volatility at the beginning of the fourth quarter caused our short emerging-markets exposure to detract. Additionally, some of the global credit and emerging markets detracted during the third quarter as negative growth implications from Asia, the commodity complex, and Fed sentiment heightened volatility.

Outlook

We believe the Fed will smooth the path of rate hikes in 2016 with hikes in April and September and our year-end outlook for the 10-year US Treasury yield is 2.75%. The pause is based on our bias that inflation may not pick up much by March or April and financial conditions may be tighter. As a result, the Fed may simply want the time to observe the reaction to the first hike in nearly a decade.

The United States has moved closer to late cycle, with revenue growth weakening in the high-yield sector and corporate health showing early signs of deterioration. The world is adjusting to a slower, less commodity-intensive China and a tightening of monetary policy in the United States. The adjustment includes a new global regime of a slowing of global trade, slowing credit growth across emerging markets, gradually tightening monetary policy in the United States, and a stronger dollar.

Fundamentals for emerging-markets debt have been deteriorating due to weak growth expectations combined with the weakening fiscal situations in individual countries. External balances are mixed across countries as winners and losers are determined by the countries’ status as a commodity importer or exporter. Meanwhile, European corporate fundamentals remain decent as revenues and earnings are poised to show a slight improvement on the back of improving economies. M&A is increasing but remains subdued while capital expenditure growth has been muted and is forecasted to be down again in 2016.

Passport Capital, LLC Commentary

Passport Capital’s Long-Short Equity strategy had strong results in 2015 largely driven by single-name equity shorts. Consumer staples and Consumer discretionary along with Internet/technology longs generally contributed positively to performance while certain energy, MENA, and basic materials long positions were detractors during the same period. Metals & mining shorts led the contributors as did certain large market capitalization Internet/technology and consumer securities.

The second half of 2015 shared many similarities with the first six months of the year as macroeconomic variables continued to be major drivers of asset prices. In the second half of 2015, the U.S. dollar continued its ascent, commodities and emerging markets declined sharply, and we observed a continuation in the deterioration of market liquidity. The result of the stronger U.S. dollar, the end of U.S. quantitative easing, and rising short-term U.S. interest rates is that financial conditions have tightened significantly. The global implications are substantial since approximately “60% of the world’s output, and similar share of the planet’s people lie in the de-facto dollar-zone, in which currencies are pegged to the dollar or move in sympathy with it” (The Economist). This means that the majority of the world essentially imports monetary policy set by the U.S. Federal Reserve and thus must operate under conditions prescribed by the Federal Reserve.

In a guest article for German newspaper Handelsblatt, International Monetary Fund Managing Director Christine Lagarde wrote “global growth will be disappointing and uneven in 2016.” This is a viewpoint we share with Lagarde. Later in the article, she made mention of the spillover effects of increasing interest rates in the United States, which have contributed to the tightening of financial conditions globally, especially in emerging and developing markets. She also elaborated on the effects of declining raw materials prices, which are posing additional problems for emerging markets and increasing financial risk. Lagarde highlights that many of the trends that we have forecasted for some time now appear to be intensifying.

In addition, the problems in emerging markets are exacerbated by the continued appreciation of the U.S. dollar relative to its global trading partners. In the second half of 2015, CNH, the offshore priced yuan, depreciated over 5.8% in part due to the People’s Bank of China’s (PBoC) decision in August to relax the trading bands on the yuan, allowing it to devalue. The CNH then further depreciated as the PBoC announced that it would peg the yuan to a basket of global currencies rather than just the U.S. dollar. We believe the devaluation of the yuan holds great potential ramifications for global markets; this hypothesis was substantiated we believe by the drawdown experienced by the S&P 500 following the yuan devaluation in August.

An important event for the yuan during the second half of 2015 was its inclusion into the International Monetary Fund’s SDR (Special Drawing Rights), effective October 2016, the components of which are more commonly referred to as reserve currencies. This was a very symbolic event for China and the yuan. Yet, we don’t believe that this occurrence is likely to cause reserve currency managers to adjust their sovereignties’ currency portfolio compositions in a meaningful way from the composition prior to this announcement. We don’t foresee the yuan becoming an important reserve currency in the intermediate term, in large part because China runs a trade surplus with its global trading partners, which generally results

Fund Summary	41

in most countries not owning a great deal of yuan. If this relationship were to change and China began to run a trade deficit, reserve managers might be forced to own yuan-denominated debt instruments, elevating the yuan’s standing as a reserve currency. We don’t foresee this relationship changing, as it would require a profound shift in the Chinese economy. Nonetheless, we still believe that China will continue its transition from a fixed-asset-investment-focused economy to one oriented toward consumption.

Given this macroeconomic backdrop, we are currently defensive and cautious. Should China pursue further devaluation of its currency, we believe there may be deflationary effects on a global scale. Meanwhile, we believe it may be increasingly difficult for China to defend its currency as it simultaneously enacts expansionary monetary policy in order to stimulate growth. These events have led us to generally position our current portfolio more defensively with a focus on liquidity and a desire to own U.S. dollar-denominated assets that we think could be relatively resilient through heightened market volatility.

The following is a discussion of select thematic trends that we have identified and sought to implement in the portfolio.

Growth Scarcity: Our expectation for slower global GDP growth, which may cause many corporate earnings disappointments and lower long-term interest rates, led us to expect “growth scarcity” and rising valuation premiums for companies whose growth is, in our view, primarily driven by innovation and other competitive advantages not dependent upon GDP growth. Through our research we seek to find unique pockets of defensible innovation. We believe that the Internet and technology space is ripe with opportunities for companies in these sectors to take advantage of large adoption shifts currently taking place in our economy. Additionally, in the second half of 2015, we were attracted to certain health care companies that may have the potential to unlock new markets given innovative therapeutic offerings. The growth companies we have bought have generally exhibited, in our view, leading corporate governance and capital allocation, both of which may have the potential to contribute to positive near- and long-term shareholder outcomes.

Large, Liquid, and Defensive: Given our assessment of the current macroeconomic environment, at the end of 2015, we positioned our portfolio to be long companies in the consumer discretionary, Internet/technology, and consumer staples sectors. The large-cap names we own can be generally categorized as non-cyclical. From our perspective, these companies tend to have high-quality balance sheets, which we believe may have the ability to better withstand a tightening of financial conditions and more challenging credit markets. We have generally focused our short positions on companies that are largely dependent on global GDP growth or a rebound in commodity prices, and/or could be adversely affected by a strengthening dollar.

The Federal Reserve is beginning to normalize interest rates as the developing world is going through an industrial recession. S&P 500 companies source a considerable amount of revenue from the developing world and, we believe, 2016 will be a test of how interconnected our global economy has become. We believe that the global economy will continue to go through an unwind of the inefficiencies that have built up over the last six years. This unwind, we think, could play out in a very tumultuous way for asset prices.

Water Island Capital Commentary

2015 Year in Review

For event-driven investors, 2015 was a challenging year—but not for want of opportunities. A slow-growth global economy, attractive financing terms, cash-rich balance sheets, and rich acquisition currency reignited efforts to unlock shareholder value, whether through spinoffs, restructurings, refinancings, M&A, or other corporate actions. According to Dealogic, global M&A activity surpassed $5 trillion in volume for the first time in history, with U.S.-targeted deals accounting for 49%, or nearly $2.47 trillion. The most active sectors in both the United States and worldwide were health care, followed closely by technology. Notable industries for consolidation included specialty pharmaceuticals, which saw a number of topping bid situations driven by fierce competition for scarce assets as well as acquisitions driven by tax inversion strategies, and semiconductors, in which companies are attempting to adjust to the shift in computing from the desktop to mobile and the datacenter.

Amidst the positive trends, however, macroeconomic uncertainties—from falling energy prices to geopolitical uncertainties in Europe and Asia—elongated many corporate event timelines and made it difficult for event-driven managers to recognize positive returns for investors in the near term. The Arbitrage and Event-Driven sleeve of the Litman Gregory Masters Alternative Strategies Fund lost 3.16% for the year, net of fees. The Equity Merger Arbitrage portion of the portfolio contributed positively to returns, aided primarily by the aforementioned healthy consolidation and competition for assets in the health care sector. The Credit Opportunities and Equity Special Situations strategies both detracted from returns, hampered by a number of idiosyncratic situations where the likelihood or timing of impending corporate catalysts deteriorated or was extended. On a sector basis, health care was the best-performing sector of the fund as a whole, while the energy sector detracted the most from returns, primarily a result of a terminated deal in the Equity Merger Arbitrage sub-strategy.

The fund’s top contributor of the year was the acquisition of Allergan by Actavis for $65 billion. In April 2014, Valeant Pharmaceuticals and Pershing Square Capital, Allergan’s largest shareholder, combined efforts for a $47 billion hostile offer to purchase Allergan. Allergan sports a robust portfolio of medical aesthetic drugs and products, the most well-known being Botox. Despite Valeant increasing its bid a month later, another company—Actavis—entered with a topping bid in November. Valeant walked away a few days later. The merger with Actavis closed in March 2015 and the fund profited by holding a core position in Allergan.

42	Litman Gregory Funds Trust

The second-largest contributor was Exor’s $6.4 billion acquisition of international multi-line reinsurer PartnerRe, which wrapped up a protracted competitive bidding situation between Exor and Axis Capital. PartnerRe had long favored a deal with Axis, despite higher offers from Exor, until a number of proxy advisory services recommended shareholders vote down the Axis deal after Exor increased its bid a final time. PartnerRe finally signed a definitive agreement with Exor in August, and we estimate the deal will close in the first quarter of 2016.

We also profited from a health care deal that resulted from Valeant’s spurned bid for Allergan. After losing the battle for Allergan in November 2014, Valeant began searching for its next acquisition target, eventually settling on Salix Pharmaceuticals. Soon after Valeant announced their acquisition intentions in late February, Endo International emerged with a topping bid. The bidding war ended in Valeant’s favor, along with an added condition that the deal close quickly. The fund benefited from the quick deal turnaround as well as the topping bid.

The top detractor for the year was the saga between Williams Companies, Williams Partners, and Energy Transfer. In May, Williams Companies announced its intent to roll-up its master limited partnership (MLP) subsidiary, Williams Partners, in an all-stock transaction. A month later, the future of that deal was jeopardized when Energy Transfer entered with an unsolicited bid for the acquirer, Williams Partners, contingent upon the abandonment of the MLP roll-up. Williams Companies rejected the Energy Transfer bid and subsequently initiated an official auction process. Energy Transfer participated in the auction process and eventually won out with its cash-and-stock bid; however, amidst the decline in oil prices from $60/barrel in June to $45/barrel at the end of September—when the auction process was completed—what was once a deal valuing Williams at $64 per share was now only worth $43.50 per share.

Another position that weighed on returns was our Credit Opportunities investment in NII Holdings, a U.S.-based holding company of wireless networks in Brazil and Argentina, which we received along with cash in exchange for our bond holdings as the company emerged from bankruptcy in June. In August, the company reported worse-than-expected earnings and subscriber losses. NII shares sold off on the negative news; however, we have maintained our position given we believe the company’s valuable spectrum holdings will ultimately lead to a positive outcome.

The fund also experienced losses in U.S.-based Steris’s acquisition of U.K.-based Synergy Health. Synergy and Steris, both makers of medical devices for sterilization, announced their intent to merge in October 2014 in a deal worth $1.9 billion. The two companies use different sterilization technologies and currently have little geographic overlap in their customer base. The deal was disrupted in May when the U.S. Federal Trade Commission sued to block this transaction on potential “future competition” concerns—believing that had Synergy and Steris not agreed to merge, Synergy would have targeted Steris’s U.S. customer base and Steris would have introduced new facilities to compete with Synergy’s newer technology. We believed the companies would ultimately prevail in court (and in fact, they did); however, given that the trial significantly extended the timeline on the transaction—in essence turning our holding into “dead money”—we chose to exit the position and redeploy capital into more favorable risk/reward situations.

Strategy Allocations and Positioning

At year-end, 77% of the portfolio was allocated to Equity Merger Arbitrage situations, 11% to Equity Special Situations, and 12% to Credit Opportunities (including 4% in merger-related events). This allocation reflects both the current ample opportunity set in M&A, as well as our expectations as we enter into 2016. We believe volatility will continue for the foreseeable future. In light of this, in our Credit Opportunities sub-strategy we are seeking shorter-dated, hard catalyst situations we believe will be available if selling continues. These investments tend to hold up better in declining markets due to their shorter duration and more definitive nature, and they provide relatively high turnover, which allows us to continuously reassess where the market may be in the coming weeks and months. In our Equity Special Situations sub-strategy, we intend to target a more balanced approach that includes both long and short event ideas in portfolio construction, as opposed to a primarily long event portfolio in the past. This should reduce our equity volatility exposure and provide added relief in sustained distressed market conditions. In our Equity Merger Arbitrage sub-strategy, we have added an additional layer of risk monitoring and mitigation whereby any position that experiences a drawdown over a given threshold will be independently reviewed and assessed by a second portfolio manager who has full authorization to reduce or eliminate the position.

Looking ahead in the merger-arbitrage universe, we are witnessing some of the best deal spreads—a measurement of return potential—we’ve seen in years. This is partly a reflection of increased volatility coming into year-end, which forced some arbitrageurs to exit positions early—in turn providing favorable entry points for investors with dry powder on hand, such as ourselves. While increased volatility may lead some corporate boardrooms to brace for impact, waiting to make new acquisitions until there is further clarity in the markets, we expect deal flow in certain industries to be robust. One such example is the banking industry, where consolidation has been stagnant and, particularly among regional players, long overdue. Mergers in this space historically experience extended regulatory approval timelines. With BB&T Bank having recently received all regulatory approvals related to its acquisition of National Penn Bancshares four months ahead of schedule—nearly half the expected time—higher-quality players in the banking industry should be encouraged to finally pursue further consolidation. Additionally, in light of the specter of rising interest rates and inflation, industries in which valuations are based on margins—such as technology and the consumer space—may also experience increased activity as companies look to undergo transformational transactions in order to keep margins high.

Fund Summary	43

Litman Gregory Masters Alternative Strategies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	Strategy
Jeffrey Gundlach	DoubleLine Capital LP	25%	Opportunistic Income
Steven Romick Brian Selmo Mark Landecker	First Pacific Advisors, LLC	20%	Contrarian Opportunity
Matt Eagan Kevin Kearns Todd Vandam	Loomis Sayles & Company, LP	25%	Strategic-Alpha Fixed Income
John Burbank III	Passport Capital, LLC	10%	Long-Short Equity
John Orrico Todd Munn Roger Foltynowicz Gregg Loprete	Water Island Capital, LLP	20%	Arbitrage

Alternative Strategies Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the Litman Gregory Masters Alternative Strategies Fund from September 30, 2011 to December 31, 2015 compared with the Barclays Aggregate Bond Index.

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

44	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2015

Shares		Value
COMMON STOCKS: 32.9%

Consumer Discretionary: 5.0%
20,857	Advance Auto Parts, Inc.(a)	$3,139,187
5,132	Amazon.com, Inc.*	3,468,667
1,756	AutoZone, Inc.*(a)	1,302,794
118,587	Cablevision Systems Corp. - Class A(a)	3,782,925
17,130	DISH Network Corp. - Class A*(a)	979,493
52,941	Dollar General Corp.*	3,804,870
53,211	Dollar Tree, Inc.*(a)	4,108,953
804,200	Genting Malaysia Bhd	820,402
27,686	Home Depot, Inc. (The)(a)	3,661,474
89,700	Interpublic Group of Cos., Inc. (The)	2,088,216
11,784	Jarden Corp.*	673,102
7,695	Journal Media Group, Inc.	92,494
33,898	Liberty Global Plc - Series C*(a)	1,382,021
32,818	McDonald’s Corp.(a)	3,877,119
340,928	Media General, Inc.*	5,505,987
46,546	Naspers Ltd. - Class N	6,377,195
52,130	NIKE, Inc. - Class B	3,258,125
151,337	Office Depot, Inc.*	853,541
83,614	Pep Boys-Manny Moe & Jack (The)*	1,539,334
138,320	Regis Corp.*	1,957,228
55,292	Starbucks Corp.(a)	3,319,179
42,959	Time Warner Cable, Inc.	7,972,761
160,390	WPP Plc	3,696,292

		67,661,359

Consumer Staples: 1.7%
1,600	Anheuser-Busch InBev N.V. - ADR	200,000
28,703	Carlsberg A/S - Class B	2,557,958
95,612	Coca-Cola Co. (The)(a)	4,107,491
40,293	Colgate-Palmolive Co.	2,684,320
9,630	Henkel AG & Co. KGaA	926,675
35,924	Kraft Heinz Co. (The)(a)	2,613,830
113,760	Lenta Ltd. - GDR*(b)	767,880
77,398	Mondelez International, Inc. - Class A(a)	3,470,526
61,326	Nomad Foods Ltd.*	723,647
113,620	Orkla ASA	898,572
27,302	PepsiCo, Inc.(a)	2,728,016
404,307	Safeway Casa Ley CVR(c)	154,567
404,307	Safeway PDC LLC CVR(c)	9,622
40,900	Unilever N.V.	1,781,113
1,870	Walgreens Boots Alliance, Inc.	159,240

		23,783,457

Energy: 1.5%
123,208	Cameron International Corp.*	7,786,745
175,981	Canadian Oil Sands Ltd.	1,051,753
107,744	Cloud Peak Energy, Inc.*	224,107
60,342	CONSOL Energy, Inc.	476,702
148,200	Gazprom PAO - ADR	543,894
51,821	Halliburton Co.	1,763,987
98,500	Hornbeck Offshore Services, Inc.*	979,090
15,600	Lukoil PJSC - ADR	506,766
51,455	Marathon Petroleum Corp.(a)	2,667,427
27,900	Occidental Petroleum Corp.(a)	1,886,319
22,073	OGX Petroleo e Gas S.A. - ADR*(c)	0
17,287	Phillips 66(a)	1,414,077
63,200	Rosneft OAO - GDR	219,683
433,800	Surgutneftegas OAO - (Preference Shares)	262,267

		19,782,817

Shares		Value
Financials: 7.7%
1,819	Alleghany Corp.*	$869,355
38,660	American Express Co.	2,688,803
110,480	American International Group, Inc.(a)	6,846,446
91,880	Aon Plc(a)	8,472,255
244,550	Bank of America Corp.	4,115,776
417,784	BioMed Realty Trust, Inc.(a)	9,897,303
103,825	Chubb Corp. (The)(a)	13,771,348
79,720	CIT Group, Inc.	3,164,884
134,100	Citigroup, Inc.	6,939,675
254,000	Countrywide Plc	1,495,794
32,800	Groupe Bruxelles Lambert S.A.	2,807,598
77,214	InfraREIT, Inc.*	1,428,459
26,010	Legg Mason, Inc.	1,020,372
234,610	Leucadia National Corp.	4,079,868
66,690	LPL Financial Holdings, Inc.	2,844,328
209,800	Partnerre Ltd.(a)	29,317,452
6,348	Public Storage(a)	1,572,400
238,900	Sberbank of Russia - (Preference Shares)	249,253
58,600	Sberbank of Russia - ADR	339,294
208,600	Walter Investment Management Corp.*	2,966,292

		104,886,955

Health Care: 1.9%
62,125	Bristol-Myers Squibb Co.(a)	4,273,579
210,004	Chelsea Therapeutics International(c)	11,634
182,803	Health Net, Inc.*	12,514,693
26,868	Johnson & Johnson(a)	2,759,881
10,763	Mylan N.V.*	581,956
7,183	Perrigo Co. Plc	1,039,380
63,340	Pfizer, Inc.(a)	2,044,615
22,500	Thermo Fisher Scientific, Inc.(a)	3,191,625
245,666	Trius Therapeudics, Inc.*(c)	22,061

		26,439,424

Industrials: 5.3%
338,506	Ansaldo STS SpA	3,627,882
38,360	Esterline Technologies Corp.*	3,107,160
289,196	General Electric Co.	9,008,455
142,403	HC2 Holdings, Inc.*	753,312
26,471	Honeywell International, Inc.(a)	2,741,601
16,450	Jardine Matheson Holdings Ltd.	800,161
36,170	Jardine Strategic Holdings Ltd.	988,526
30,100	Joy Global, Inc.	379,561
9,184	Lockheed Martin Corp.(a)	1,994,306
603,240	Meggitt Plc	3,332,759
114,962	Precision Castparts Corp.	26,672,334
16,270	Raytheon Co.	2,026,103
41,760	Rush Enterprises, Inc. - Class A*	914,126
17,500	Sound Holding FP Luxembourg*(c)	983,946
970,045	TNT Express N.V.	8,205,385
72,410	United Technologies Corp.	6,956,429

		72,492,046

Information Technology: 7.8%
10,798	Alphabet, Inc. - Class A*(a)	8,400,952
1,896	Alphabet, Inc. - Class C*	1,438,836
51,220	Analog Devices, Inc.	2,833,490
27,164	ARM Holdings Plc - ADR	1,228,899
107,978	Atmel Corp.	929,691
3,200	Avago Technologies Ltd.	464,480
134,435	Broadcom Corp. - Class A	7,773,032

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	45

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2015

Shares		Value
COMMON STOCKS (CONTINUED)

Information Technology (continued)
201,430	Cisco Systems, Inc.(a)	$5,469,832
52,166	Facebook, Inc. - Class A*(a)	5,459,693
69,691	Heartland Payment Systems, Inc.	6,608,101
113,995	Hewlett Packard Enterprise Co.	1,732,724
41,688	KLA-Tencor Corp.	2,891,063
300,800	Microsoft Corp.(a)	16,688,384
284,520	Oracle Corp.(a)	10,393,516
508,656	PMC-Sierra, Inc.*(a)	5,910,583
37,800	QUALCOMM, Inc.	1,889,433
142,639	Solera Holdings, Inc.	7,820,896
84,680	TE Connectivity Ltd.	5,471,175
238,505	Tencent Holdings Ltd.	4,698,833
48,115	VMware, Inc. - Class A*	2,721,865
191,102	Yahoo!, Inc.*(a)	6,356,052

		107,181,530

Materials: 1.1%
572,760	Alcoa, Inc.	5,653,141
152,476	CF Industries Holdings, Inc.(a)	6,222,546
8,211	EI du Pont de Nemours & Co.	546,853
60,700	MMC Norilsk Nickel PJSC - ADR	770,586
138,940	Owens-Illinois, Inc.*	2,420,335

		15,613,461

Telecommunication Services: 0.2%
377,044	Frontier Communications Corp.	1,760,795
47,179	Leap Wireless International, Inc.*(c)	165,127
164,840	NII Holdings, Inc.*	832,442

		2,758,364

Utilities: 0.7%
44,996	NextEra Energy, Inc.(a)	4,674,634
54,967	Sempra Energy(a)	5,167,448

		9,842,082

TOTAL COMMON STOCKS (Cost $435,092,367)		450,441,495

RIGHTS/WARRANTS: 0.2%
218,519	HSBC Bank Plc (Expiration date: 11/20/17)*	2,973,428

TOTAL RIGHTS/WARRANTS (Cost $3,846,721)		2,973,428

PREFERRED STOCKS: 0.2%
Industrials: 0.1%
170	Element Communication Aviation 0.00%	1,666,000

Utilities: 0.1%
	Dominion Resources, Inc.
9,207	6.375%	442,673
	Dominion Resources, Inc.
1,244	6.125%	66,031
	Dominion Resources, Inc.
1,118	6.000%	60,003

		568,707

TOTAL PREFERRED STOCKS (Cost $2,280,469)		2,234,707

Shares		Value
EXCHANGE-TRADED FUNDS: 0.7%
32,995	Consumer Staples Select Sector SPDR Fund	$1,665,918
96,100	iShares iBoxx High Yield Corporate Bond ETF	7,743,738

TOTAL EXCHANGE-TRADED FUNDS (Cost $9,267,785)		9,409,656

Principal Amount^
ASSET-BACKED SECURITIES: 3.3%
	AIM Aviation Finance Ltd.
$847,369	Series 2015-1A-B1 5.072%, 02/15/2040(b)(d)	824,007
	American Homes 4 Rent
300,000	Series 2014-SFR1-E 2.851%, 06/17/2031(b)(e)	288,502
100,000	Series 2014-SFR2-E 6.231%, 10/17/2036(b)	101,710
600,000	Series 2014-SFR3-E 6.418%, 12/17/2036(b)	617,617
645,000	Series 2015-SFR1-E 5.639%, 04/17/2052(b)	628,058
	AmeriCredit Automobile Receivables
162,000	Series 2015-4-D 3.720%, 12/08/2021	161,696
	AmeriCredit Automobile Receivables Trust
90,000	Series 2013-4-D 3.310%, 10/08/2019	91,516
	APIDOS CLO XIX
1,000,000	Series 2014-19A-D 4.065%, 10/17/2026(b)(e)	926,769
	Babson CLO Ltd. 2014-III
1,000,000	Series 2014-3A-D2 4.721%, 01/15/2026(b)(e)	997,464
1,000,000	Series 2014-3A-E2 6.821%, 01/15/2026(b)(e)	819,789
	CAM Mortgage LLC
772,845	Series 2015-1-A 3.500%, 07/15/2064(b)(d)	774,067
	Chase Issuance Trust
775,000	Series 2015-A2-A 1.590%, 02/18/2020	775,255
	Colony American Finance Ltd.
480,000	Series 2015-1-D 5.649%, 10/15/2047(b)	470,921
	Colony American Homes
610,000	Series 2014-1A-C 2.201%, 05/17/2031(b)(e)	593,715
675,000	Series 2014-2A-E 3.620%, 07/17/2031(b)(e)	654,511
255,000	Series 2015-1A-D 2.501%, 07/17/2032(b)(e)	245,383
	Cronos Containers Program I Ltd.
536,574	Series 2014-2A-A 3.270%, 11/18/2029(b)	523,967
	CSAB Mortgage-Backed Trust
1,857,684	Series 2006-2-A6B 5.700%, 09/25/2036(d)	583,058
	Flagship Credit Auto Trust
500,000	Series 2015-2-D 5.980%, 08/15/2022(b)	485,198

The accompanying notes are an integral part of these financial statements.

46	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2015

Principal Amount^		Value
ASSET-BACKED SECURITIES (CONTINUED)
	Ford Credit Auto Owner Trust
$510,000	Series 2015-A-A3 1.280%, 09/15/2019	$509,340
	GE Account Receivable Funding LLC
1,500,000	6.989%, 08/24/2017(c)	1,500,000
	Global Container Assets 2014 Holdings Ltd.
708,274	Series 2014-1-C 6.000%, 01/05/2030(b)(c)	708,274
260,714	Series 2014-1-D 7.500%, 01/05/2030(b)(c)	252,893
1,185,000	Series 2014-1-E 0.000%, 01/05/2030(b)(c)	651,750
	Global Container Assets Ltd.
268,803	Series 2015-1A-B 4.500%, 02/05/2030(b)	270,692
	GSAA Home Equity Trust
856,461	Series 2006-10-AF5 6.448%, 06/25/2036(d)	463,807
	Honda Auto Receivables Owner Trust
730,000	Series 2015-3-A3 1.270%, 04/18/2019	726,859
	Invitation Homes Trust
530,000	Series 2014-SFR1-B 1.851%, 06/17/2031(b)(e)	521,149
180,000	Series 2015-SFR1-E 4.551%, 03/17/2032(b)(e)	179,522
	JP Morgan Mortgage Acquisition Trust
1,000,000	Series 2007-CH1-AF5 5.059%, 11/25/2036(d)	944,752
	Lehman XS Trust
3,000,000	Series 2005-6-3A3A 5.760%, 11/25/2035(d)	1,738,068
1,884,451	Series 2006-8-3A3 4.813%, 06/25/2036(d)	1,776,313
	Long Beach Mortgage Loan Trust
210,348	Series 2005-WL2-M1 1.127%, 08/25/2035(e)	208,920
	Madison Park Funding XIV Ltd.
500,000	Series 2014-14A-D 3.917%, 07/20/2026(b)(e)	475,484
	Oak Hill Advisors Residential Loan Trust
423,070	Series 2015-NPL2-A1 3.721%, 07/25/2055(b)(d)	419,981
	Octagon Investment Partners XXI Ltd.
1,000,000	Series 2014-1A-C 4.012%, 11/14/2026(b)(e)	915,764
1,000,000	Series 2014-1A-D 6.962%, 11/14/2026(b)(e)	846,140
	Octagon Investment Partners XXII Ltd.
500,000	Series 2014-1A-D2 4.900%, 11/25/2025(b)(e)	476,370
500,000	Series 2014-1A-E2 7.070%, 11/25/2025(b)(e)	437,677
	OneMain Financial Issuance Trust
490,000	Series 2014-1A-A 2.430%, 06/18/2024(b)	488,454
255,000	Series 2014-2A-A 2.470%, 09/18/2024(b)	254,816

Principal Amount^		Value
$265,000	Series 2014-2A-B 3.020%, 09/18/2024(b)	$264,070
1,120,000	Series 2014-2A-D 5.310%, 09/18/2024(b)	1,106,351
450,000	Series 2015-1A-A 3.190%, 03/18/2026(b)	447,773
675,000	Series 2015-3A-B 4.160%, 11/20/2028(b)	673,515
	Park Place Securities, Inc.
8,000,000	Series 2005-WHQ1-M5 1.547%, 03/25/2035(e)	6,826,291
	RCO Depositor II LLC
811,345	Series 2015-2A-A 4.500%, 09/25/2054(b)(d)	809,685
	Residential Asset Mortgage Products, Inc.
77,098	Series 2006-RS5-A3 0.592%, 09/25/2036(e)	76,334
	Residential Asset Securities Corp. Trust
172,622	Series 2006-EMX2-A2 0.622%, 02/25/2036(e)	171,744
1,555,527	Series 2006-EMX6-A3 0.572%, 07/25/2036(e)	1,383,113
51,794	Series 2007-KS4-A2 0.602%, 05/25/2037(e)	51,885
	Rise Ltd.
442,708	Series 2014-1-A 4.750%, 02/15/2039(c)(f)	438,281
	Shenton Aircraft Investment I Ltd.
791,699	Series 2015-1A-A 4.750%, 10/15/2042(b)	784,772
	Sierra Timeshare Receivables Funding LLC
27,708	Series 2012-1A-A 2.840%, 11/20/2028(b)	27,836
120,405	Series 2013-1A-A 1.590%, 11/20/2029(b)	118,463
297,462	Series 2013-3A-A 2.200%, 10/20/2030(b)	295,802
	SoFi Professional Loan Program LLC
79,363	Series 2014-B-A1 1.672%, 08/25/2032(b)(e)	78,533
	Springleaf Funding Trust
305,000	Series 2014-AA-A 2.410%, 12/15/2022(b)	304,238
	Sunset Mortgage Loan Co. LLC
700,541	Series 2015-NPL1-A 4.459%, 09/16/2045(b)(d)	699,525
	TAL Advantage V LLC
395,833	Series 2013-2A-A 3.550%, 11/20/2038(b)	391,989
	Terwin Mortgage Trust
1,827,180	Series 2006-3-2A2 0.632%, 04/25/2037(b)(e)	1,543,344
	Toyota Auto Receivables Owner Trust
695,000	Series 2015-C-A3 1.340%, 06/17/2019	693,582
	US Residential Opportunity Fund Trust
496,385	Series 2015-1III-A 3.721%, 01/27/2035(b)	494,401
369,672	Series 2015-1IV-A 3.721%, 02/27/2035(b)	368,046

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	47

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2015

Principal Amount^		Value
ASSET-BACKED SECURITIES (CONTINUED)
	VOLT XXII LLC
$504,035	Series 2015-NPL4-A1 3.500%, 02/25/2055(b)(d)	$498,697
	VOLT XXX LLC
354,920	Series 2015-NPL1-A1 3.625%, 10/25/2057(b)(d)	354,648
	VOLT XXXI LLC
276,206	Series 2015-NPL2-A1 3.375%, 02/25/2055(b)(d)	273,172

TOTAL ASSET-BACKED SECURITIES (Cost $44,286,854)		44,506,318

BANK LOANS: 2.0%
	ABC Supply Co., Inc.
241,145	3.500%, 04/16/2020	239,562
	Amneal Pharmaceuticals LLC
287,554	5.750%, 11/01/2019	282,845
	Aptean, Inc.
451,950	5.250%, 02/26/2020	442,534
	Avago Technologies Cayman Ltd.
825,000	0.000%, 11/06/2022(g)	817,847
	Brickman Group Ltd. LLC
147,006	4.000%, 12/18/2020	142,788
	Calpine Construction Finance Company, L.P.
219,375	3.000%, 05/03/2020	207,584
	Communications Sales & Leasing, Inc.
537,300	5.000%, 10/24/2022	498,176
	Continental Building Products LLC
420,252	4.000%, 08/28/2020	413,425
	Crosby US Acquisition Corp.
294,000	4.000%, 11/23/2020	232,260
	Dell International LLC
248,750	4.000%, 04/29/2020	247,239
	Emerald Performance Materials LLC
75,607	4.500%, 08/01/2021	74,249
	Energy Transfer Equity, L.P.
207,045	3.250%, 12/02/2019	187,154
242,848	4.000%, 12/02/2019	219,574
	Entegris, Inc.
137,640	3.500%, 04/30/2021	136,492
	Equinix, Inc.
140,000	4.000%, 11/20/2022	140,700
	FPC Holdings, Inc.
101,640	5.250%, 11/19/2019	83,599
	Gates Global, Inc.
282,425	4.250%, 07/05/2021	265,680
	Generac Power Systems, Inc.
1,917,890	3.500%, 05/31/2020	1,885,123
	General Nutrition Centers, Inc.
581,544	3.250%, 03/04/2019	567,009
	Grosvenor Capital Management Holdings, LLP
160,092	3.750%, 01/04/2021	155,023
	Harbourvest Partners LLC
79,262	3.250%, 02/04/2021	78,272
	HD Supply, Inc.
295,198	3.750%, 08/13/2021	289,049
	Hillman Group, Inc. (The)
55,564	4.500%, 06/30/2021	53,862

Principal Amount^		Value
	Hub International Ltd.
$515,813	4.250%, 10/02/2020	$488,250
	Hyperion Insurance Group Ltd.
277,900	5.500%, 04/29/2022	275,121
	IBC Capital Ltd.
417,743	4.750%, 09/09/2021	380,842
	Infor (US), Inc.
419,169	3.750%, 06/03/2020	394,631
	Integra Telecom, Inc.
674,900	5.250%, 08/14/2020	655,328
	IQOR US, Inc.
577,374	6.000%, 04/01/2021	463,822
	Jaguar Holding Co. II
845,750	4.250%, 08/18/2022	824,078
	La Quinta Intermediate Holdings LLC
597,626	3.750%, 04/14/2021	583,680
	Level 3 Financing, Inc.
188,457	3.500%, 05/31/2022	185,866
	LTS Buyer LLC
294,661	4.000%, 04/13/2020	287,736
	MA Finance Co. LLC
439,301	5.250%, 11/19/2021	436,694
	NXP B.V.
195,500	3.250%, 01/11/2020	193,594
	Onsite US Finco LLC
988,500	5.500%, 07/30/2021	889,650
	Ortho-Clinical Diagnostics, Inc.
246,250	4.750%, 06/30/2021	210,236
	OSG Bulk Ships, Inc.
91,217	5.250%, 08/05/2019	87,797
	PetSmart, Inc.
620,718	4.250%, 03/11/2022	605,898
	Pinnacle Operating Corp.
120,955	4.750%, 11/15/2018	116,116
	Ply Gem Industries, Inc.
268,505	4.000%, 02/01/2021	264,562
	Power Buyer LLC
552,547	4.250%, 05/06/2020	538,963
	Presidio, Inc.
1,238,144	5.250%, 02/02/2022	1,211,066
	Quikrete Holdings, Inc.
568,120	4.000%, 09/28/2020	562,706
	Royal Holdings, Inc.
406	4.500%, 06/19/2022	401
	Sable International FinanceLtd.
385,000	0.000%, 11/23/2022(g)	377,901
315,000	0.000%, 11/23/2022(g)	309,191
	SBA Senior Finance II LLC
201,925	3.250%, 03/24/2021	198,211
	Sedgwick, Inc.
455,463	3.750%, 03/01/2021	438,099
	ServiceMaster Co.
1,207,438	4.250%, 07/01/2021	1,196,571
	Signode Industrial Group US, Inc.
319,863	3.750%, 05/01/2021	309,200
	Southcross Energy Partners, L.P.
173,241	5.250%, 08/04/2021	133,107
	SRAM LLC
250,141	4.000%, 04/10/2020	208,243
	Sterigenics-Nordion Holdings LLC
234,413	4.250%, 05/15/2022	228,552

The accompanying notes are an integral part of these financial statements.

48	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2015

Principal Amount^		Value
BANK LOANS (CONTINUED)
	Talbots, Inc. (The)
$306,822	5.500%, 03/19/2020	$289,947
	Transdigm, Inc.
688,502	3.750%, 02/28/2020	673,393
509,356	3.750%, 06/04/2021	497,623
533,545	3.500%, 05/14/2022	518,017
	TWCC Holding Corp.
1,525,000	7.000%, 06/26/2020	1,522,621
	USAGM HoldCo LLC
635,000	4.750%, 07/28/2022	608,012
	Vertafore, Inc.
577,316	4.250%, 10/03/2019	573,347
	Virgin Media Investment Holdings Ltd.
228,929	3.500%, 06/30/2023	224,512
	Visteon Corp.
342,310	3.500%, 04/09/2021	340,385
	WESCO Distribution, Inc.
12,482	3.750%, 12/12/2019	12,427
	Western Refining, Inc.
475,239	4.250%, 11/12/2020	460,982
	Zayo Group LLC
179,680	7.125%, 05/06/2021	177,112

TOTAL BANK LOANS (Cost $27,301,413)		26,614,536

CONVERTIBLE BONDS: 1.3%
Consumer, Cyclical: 0.1%
	CalAtlantic Group, Inc.
120,000	0.250%, 06/01/2019	107,925
	Iconix Brand Group, Inc.
435,000	1.500%, 03/15/2018	215,325
	Navistar International Corp.
302,000	4.500%, 10/15/2018	150,434
442,000	4.750%, 04/15/2019	213,265

		686,949

Consumer, Non-cyclical: 0.1%
	BioMarin Pharmaceutical, Inc.
555,000	1.500%, 10/15/2020	744,394
	Jarden Corp.
615,000	1.125%, 03/15/2034	757,603

		1,501,997

Diversified: 0.0%
	RWT Holdings, Inc.
45,000	5.625%, 11/15/2019	41,794

Energy: 0.2%
	Chesapeake Energy Corp.
1,433,000	2.500%, 05/15/2037	680,675
	Whiting Petroleum Corp.
3,395,000	1.250%, 04/01/2020(b)	2,325,575

		3,006,250

Financial: 0.0%
	Redwood Trust, Inc.
275,000	4.625%, 04/15/2018	257,469

Principal Amount^		Value
Financial (continued)
	Walter Investment Management Corp.
$340,000	4.500%, 11/01/2019	$219,725

		477,194

Industrial: 0.7%
	Hornbeck Offshore Services, Inc.
2,000,000	1.500%, 09/01/2019	1,137,500
	RTI International Metals, Inc.
650,000	1.625%, 10/15/2019	668,281
	UTi Worldwide, Inc.
8,300,000	4.500%, 03/01/2019	8,227,375

		10,033,156

Technology: 0.2%
	Novellus Systems, Inc.
245,000	2.625%, 05/15/2041	577,740
	Rovi Corp.
2,240,000	0.500%, 03/01/2020(b)	1,968,400

		2,546,140

TOTAL CONVERTIBLE BONDS (Cost $18,745,300)		18,293,480

CORPORATE BONDS: 16.0%

Basic Materials: 0.4%
	Albemarle Corp.
457,000	4.150%, 12/01/2024	437,542
	ArcelorMittal
695,000	8.000%, 10/15/2039	477,813
	Freeport-McMoRan, Inc.
4,500,000	5.450%, 03/15/2043	2,362,500
	Glencore Finance Canada Ltd.
100,000	4.950%, 11/15/2021(b)	80,597
200,000	4.250%, 10/25/2022(b)	151,210
200,000	6.000%, 11/15/2041(b)	145,397
200,000	5.550%, 10/25/2042(b)	142,008
	Glencore Funding LLC
400,000	3.125%, 04/29/2019(b)	336,000
300,000	4.625%, 04/29/2024(b)	219,355
	Hercules, Inc.
180,000	6.500%, 06/30/2029	153,000
	Solvay Finance America LLC
500,000	4.450%, 12/03/2025(b)	494,275
	Teck Resources Ltd.
2,800,000	5.400%, 02/01/2043	1,190,000

		6,189,697

Communications: 2.3%
	Alcatel-Lucent USA, Inc.
665,000	6.500%, 01/15/2028	670,819
745,000	6.450%, 03/15/2029	757,106
	Cablevision Systems Corp.
620,000	8.625%, 09/15/2017	654,100
775,000	7.750%, 04/15/2018	807,938
	CCO Holdings LLC / CCO Holdings Capital Corp.
275,000	5.125%, 05/01/2023(b)	275,688
	CCO Safari II LLC
1,725,000	6.484%, 10/23/2045(b)	1,732,349
	Clear Channel Worldwide Holdings, Inc.
3,630,000	Series B 7.625%, 03/15/2020	3,366,825

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	49

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2015

Principal Amount^		Value
CORPORATE BONDS (CONTINUED)
Communications (continued)
	CSC Holdings LLC
$495,000	6.750%, 11/15/2021	$487,575
265,000	5.250%, 06/01/2024	233,200
	DISH DBS Corp.
635,000	6.750%, 06/01/2021	641,350
1,240,000	5.875%, 07/15/2022	1,159,400
3,485,000	5.875%, 11/15/2024	3,110,362
	Frontier Communications Corp.
3,960,000	11.000%, 09/15/2025(b)	3,930,300
	Grupo Televisa SAB
9,270,000(MXN)	7.250%, 05/14/2043	451,840
	LIN Television Corp.
1,691,000	6.375%, 01/15/2021	1,777,664
	NBCUniversal Enterprise, Inc.
520,000	5.250%, 03/29/2049(b)(h)	552,500
	Neptune Finco Corp.
530,000	10.125%, 01/15/2023(b)	553,850
2,079,000	10.875%, 10/15/2025(b)	2,182,950
	Oi S.A.
2,765,000(BRL)	9.750%, 09/15/2016(b)	494,118
	Sprint Communications, Inc.
925,000	6.000%, 12/01/2016	925,000
	Time Warner Cable, Inc.
780,000	4.500%, 09/15/2042	614,263
	Viacom, Inc.
4,000,000	4.875%, 06/15/2043	3,223,628
	Windstream Services LLC
2,650,000	7.750%, 10/15/2020	2,242,562

		30,845,387

Consumer, Cyclical: 1.3%
	Air Canada 2015-2 Class B Pass Through Trust
2,020,000	5.000%, 06/15/2025(b)	1,888,700
	Foot Locker, Inc.
295,000	8.500%, 01/15/2022	324,877
	Interval Acquisition Corp.
1,205,000	5.625%, 04/15/2023(b)	1,201,987
	Latam Airlines 2015-1 Pass Through Trust B
5,610,000	4.500%, 08/15/2025(b)	5,175,225
	MGM Resorts International
2,440,000	6.000%, 03/15/2023	2,427,800
	Navistar International Corp.
2,100,000	8.250%, 11/01/2021	1,407,000
	Nissan Motor Acceptance Corp.
810,000	1.303%, 09/26/2016(b)(e)	809,983
	Pinnacle Entertainment, Inc.
1,571,000	8.750%, 05/15/2020	1,639,731
1,757,000	7.750%, 04/01/2022	1,918,424
	Wyndham Worldwide Corp.
1,035,000	5.100%, 10/01/2025	1,047,353

		17,841,080

Consumer, Non-cyclical: 1.4%
	AbbVie, Inc.
2,870,000	3.600%, 05/14/2025	2,838,080

Principal Amount^		Value
Consumer, Non-cyclical (continued)
	BRF S.A.
1,200,000(BRL)	7.750%, 05/22/2018(b)	$254,180
	Cosan Luxembourg S.A.
300,000(BRL)	9.500%, 03/14/2018(b)	60,095
	Greatbatch Ltd.
1,315,000	9.125%, 11/01/2023(b)	1,305,137
	MEDNAX, Inc.
135,000	5.250%, 12/01/2023(b)	136,013
	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
670,000	7.875%, 10/01/2022(b)	603,000
	US Foods, Inc.
3,894,000	8.500%, 06/30/2019	4,020,555
	Valeant Pharmaceuticals International, Inc.
225,000	5.625%, 12/01/2021(b)	208,125
1,755,000	5.500%, 03/01/2023(b)	1,553,175
3,840,000	5.875%, 05/15/2023(b)	3,446,400
	Verisk Analytics, Inc.
1,185,000	5.500%, 06/15/2045	1,135,411
	VRX Escrow Corp.
3,345,000(EUR)	4.500%, 05/15/2023(b)	3,170,518

		18,730,689

Diversified: 0.0%
	Alfa SAB de C.V.
400,000	6.875%, 03/25/2044(b)	373,000

Energy: 4.6%
	Antero Resources Corp.
295,000	5.375%, 11/01/2021	237,475
880,000	5.125%, 12/01/2022	673,200
	Baytex Energy Corp.
65,000	5.125%, 06/01/2021(b)	44,038
1,825,000	5.625%, 06/01/2024(b)	1,231,875
	Bellatrix Exploration Ltd.
710,000	8.500%, 05/15/2020(b)	507,650
	Bonanza Creek Energy, Inc.
595,000	6.750%, 04/15/2021	362,950
1,830,000	5.750%, 02/01/2023	960,750
	California Resources Corp.
23,000	5.000%, 01/15/2020	8,309
427,000	5.500%, 09/15/2021	136,640
892,000	8.000%, 12/15/2022(b)	471,645
4,498,000	6.000%, 11/15/2024	1,383,135
	Chesapeake Energy Corp.
25,000	6.625%, 08/15/2020	7,375
105,000	6.125%, 02/15/2021	30,135
50,000	5.375%, 06/15/2021	13,750
1,290,000	4.875%, 04/15/2022	364,502
	Concho Resources, Inc.
520,000	5.500%, 10/01/2022	475,800
1,500,000	5.500%, 04/01/2023	1,395,000
	CONSOL Energy, Inc.
2,600,000	5.875%, 04/15/2022	1,625,000
400,000	8.000%, 04/01/2023(b)	268,000
	Continental Resources, Inc.
3,940,000	5.000%, 09/15/2022	2,910,675
120,000	4.500%, 04/15/2023	86,340
980,000	3.800%, 06/01/2024	691,497

The accompanying notes are an integral part of these financial statements.

50	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2015

Principal Amount^		Value
CORPORATE BONDS (CONTINUED)
Energy (continued)
	Diamond Offshore Drilling, Inc.
$240,000	4.875%, 11/01/2043	$146,550
	Diamondback Energy, Inc.
1,930,000	7.625%, 10/01/2021	1,958,950
	Eclipse Resources Corp.
1,525,000	8.875%, 07/15/2023(b)	735,812
	Energy Transfer Partners L.P.
1,770,000	6.125%, 12/15/2045	1,444,433
	Energy XXI Gulf Coast, Inc.
650,000	11.000%, 03/15/2020(b)	229,125
	Enterprise Products Operating LLC
135,000	3.700%, 02/15/2026	121,344
	Foresight Energy LLC / Foresight Energy Finance Corp.
6,100,000	7.875%, 08/15/2021(b)	4,971,500
	Halcon Resources Corp.
1,330,000	8.625%, 02/01/2020(b)	922,687
2,345,000	9.750%, 07/15/2020	691,775
	Kinder Morgan Energy Partners L.P.
285,000	3.450%, 02/15/2023	237,042
400,000	3.500%, 09/01/2023	332,183
435,000	4.700%, 11/01/2042	307,074
120,000	5.000%, 03/01/2043	89,180
	Matador Resources Co.
1,560,000	6.875%, 04/15/2023	1,458,600
	McDermott International, Inc.
5,500,000	8.000%, 05/01/2021(b)	4,400,000
	MEG Energy Corp.
310,000	6.500%, 03/15/2021(b)	218,550
740,000	6.375%, 01/30/2023(b)	510,600
1,295,000	7.000%, 03/31/2024(b)	925,925
	MPLX L.P. Co.
1,860,000	4.875%, 12/01/2024(b)	1,678,650
	Noble Energy, Inc.
560,000	5.625%, 05/01/2021	548,405
1,025,000	5.875%, 06/01/2022	976,357
50,000	5.875%, 06/01/2024	47,922
	Noble Holding International Ltd.
95,000	5.250%, 03/15/2042	52,808
	Oasis Petroleum, Inc.
75,000	7.250%, 02/01/2019	54,188
1,720,000	6.875%, 03/15/2022	1,109,400
	OGX Austria GmbH
795,000	8.500%, 06/01/2018(b)(i)	16
600,000	8.375%, 04/01/2022(b)(i)	12
	Pacific Exploration and Production Corp.
440,000	5.375%, 01/26/2019(b)	85,800
1,510,000	5.125%, 03/28/2023(b)	309,550
2,030,000	5.625%, 01/19/2025(b)	416,150
	Petrobras Global Finance B.V.
2,390,000	6.875%, 01/20/2040	1,565,450
1,570,000	6.750%, 01/27/2041	1,012,650
2,510,000	5.625%, 05/20/2043	1,537,375
110,000	7.250%, 03/17/2044	74,800
	Petroleos Mexicanos
4,100,000(MXN)	7.650%, 11/24/2021(b)	234,653

Principal Amount^		Value
Energy (continued)
	Regency Energy Partners L.P. / Regency Energy Finance Corp.
$600,000	5.750%, 09/01/2020	$586,735
	Rice Energy, Inc.
1,155,000	6.250%, 05/01/2022	837,375
	RSP Permian, Inc.
1,865,000	6.625%, 10/01/2022(b)	1,725,125
2,650,000	6.625%, 10/01/2022	2,451,250
	Sabine Pass Liquefaction LLC
1,860,000	5.625%, 03/01/2025(b)	1,581,000
	SandRidge Energy, Inc.
1,950,000	8.750%, 06/01/2020(b)	594,750
	SM Energy Co.
65,000	6.500%, 11/15/2021	48,750
850,000	6.125%, 11/15/2022	629,000
310,000	6.500%, 01/01/2023	229,400
680,000	5.000%, 01/15/2024	445,400
55,000	5.625%, 06/01/2025	36,438
	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp.
705,000	7.375%, 02/01/2020(b)	440,625
810,000	7.375%, 02/01/2020(b)	506,250
	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
520,000	5.000%, 01/15/2018(b)	483,600
195,000	6.375%, 08/01/2022	169,162
120,000	5.250%, 05/01/2023	97,800
480,000	4.250%, 11/15/2023	372,000
2,470,000	6.750%, 03/15/2024(b)	2,111,850
	Transocean, Inc.
7,005,000	6.800%, 03/15/2038	3,808,969
	Ultra Petroleum Corp.
145,000	5.750%, 12/15/2018(b)	35,525
430,000	6.125%, 10/01/2024(b)	99,975
	Weatherford International Ltd.
1,330,000	5.950%, 04/15/2042	935,987
	Western Refining Logistics L.P. / WNRL Finance Corp.
480,000	7.500%, 02/15/2023	460,800
	Whiting Petroleum Corp.
1,160,000	6.500%, 10/01/2018	884,500
215,000	5.000%, 03/15/2019	163,400
	Williams Partners L.P.
755,000	4.000%, 09/15/2025	566,381

		63,593,304

Financial: 3.7%
	365 Bond
223,531	9.000%, 4/19/2017(c)	223,531
	450 Hayes
179,000	9.000%, 06/20/2016(c)	179,000
	801 S. Broadway
905,143	9.500%, 08/22/2016(c)	905,143
	Air Lease Corp.
450,000	3.750%, 02/01/2022	442,594
1,490,000	4.250%, 09/15/2024	1,463,925
	Aircastle Ltd.
530,000	5.500%, 02/15/2022	544,575
	Ally Financial, Inc.
175,000	8.000%, 03/15/2020	199,938

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	51

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2015

Principal Amount^		Value
CORPORATE BONDS (CONTINUED)
Financial (continued)
	Assicurazioni Gene Residential Accredit Loans, Inc. SpA
2,400,000(EUR)	7.750%, 12/12/2042(f)	$3,185,885
	Bank of America Corp.
1,220,000	4.200%, 08/26/2024	1,212,631
1,165,000	3.950%, 04/21/2025	1,136,622
	Bank of Tokyo-Mitsubishi UFJ Ltd.
1,525,000	1.522%, 09/14/2018(b)(e)	1,530,023
	Brixmor Operating Partnership L.P.
1,225,000	3.850%, 02/01/2025	1,192,441
	College Terrace
420,434	10.250%, 06/30/2016(c)	420,434
	Corp. Financiera de Desarrollo S.A.
260,000	3.250%, 07/15/2019(b)	259,675
545,000	5.250%, 07/15/2029(b)(f)	536,825
	Credit Agricole S.A.
1,600,000	7.875%, 01/29/2049(b)(f)(h)	1,641,138
	Deutsche Bank AG
850,000	4.500%, 04/01/2025	783,365
	Echo Brickell
192,416	10.000%, 10/19/2017(c)	192,416
	Financiera de Desarrollo Territorial S.A. Findeter
6,675,000,000(COP)	7.875%, 08/12/2024(b)	1,855,768
	Healthcare Realty Trust, Inc.
475,000	3.875%, 05/01/2025	460,310
	Host Hotels & Resorts L.P.
245,000	5.250%, 03/15/2022	263,328
	Intesa Sanpaolo SpA
4,000,000	5.017%, 06/26/2024(b)	3,942,104
	iStar, Inc.
640,000	4.000%, 11/01/2017	629,120
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
1,900,000	5.875%, 08/01/2021(b)	1,736,125
	LBG Capital No.1 Plc
3,675,000	8.000%, 06/15/2020(b)(f)(h)	3,861,506
	Morgan Stanley
1,275,000	4.350%, 09/08/2026	1,281,881
	Muse Residences
609,772	11.750%, 08/04/2018(c)	609,772
	Old Republic International Corp.
1,910,000	4.875%, 10/01/2024	1,964,192
	Pacific City Retail
87,000	11.250%, 6/19/2017(c)	87,000
	Quicken Loans, Inc.
2,200,000	5.750%, 05/01/2025(b)	2,103,750
	Rialto Holdings LLC / Rialto Corp.
1,169,000	7.000%, 12/01/2018(b)	1,192,380
	Royal Bank of Scotland Group Plc
405,000	6.125%, 12/15/2022	441,550
3,790,000	8.000%, 08/10/2025(f)(h)	4,017,400

Principal Amount^		Value
Financial (continued)
	Santander Holdings USA, Inc.
$2,775,000	4.500%, 07/17/2025	$2,830,131
	Santander UK Group Holdings Plc
600,000	4.750%, 09/15/2025(b)	594,983
	SLS Hotel
272,722	9.500%, 11/20/2017(c)	272,722
	Societe Generale S.A.
2,530,000	7.875%, 12/18/2023(f)(h)	2,526,964
2,600,000	7.875%, 12/18/2023(b)(f)(h)	2,596,880
	Springleaf Finance Corp.
287,000	5.750%, 09/15/2016	291,305
	Walter Investment Management Corp.
1,300,000	7.875%, 12/15/2021	1,033,500

		50,642,832

Industrial: 0.8%
	Atrium Windows & Doors, Inc.
420,000	7.750%, 05/01/2019(b)	312,900
	Beverage Packaging Holdings Luxembourg II S.A. / Beverage Packaging Holdings II Is
460,000	6.000%, 06/15/2017(b)	446,775
	Bombardier, Inc.
366,000	7.750%, 03/15/2020(b)	297,375
100,000	5.750%, 03/15/2022(b)	70,250
400,000	6.125%, 01/15/2023(b)	278,000
800,000	7.500%, 03/15/2025(b)	564,000
	Cemex SAB de C.V.
2,300,000	6.125%, 05/05/2025(b)	1,972,250
	Flextronics International Ltd.
490,000	4.750%, 06/15/2025(b)	478,363
	Hornbeck Offshore Services, Inc.
186,000	5.875%, 04/01/2020	129,270
287,000	5.000%, 03/01/2021	196,595
	Keysight Technologies, Inc.
1,910,000	4.550%, 10/30/2024	1,839,397
	KLX, Inc.
410,000	5.875%, 12/01/2022(b)	391,550
	LSB Industries, Inc.
2,519,000	7.750%, 08/01/2019	2,103,365
	Meccanica Holdings USA, Inc.
1,031,000	6.250%, 01/15/2040(b)	961,407
	NCI Building Systems, Inc.
335,000	8.250%, 01/15/2023(b)	353,425
	OSX 3 Leasing B.V.
1,216,328	13.000%, 03/20/2015(b)(i)	395,307
	Owens Corning
315,000	4.200%, 12/01/2024	307,136
	Textron Financial Corp.
725,000	6.000%, 02/15/2067(b)(f)	516,562

		11,613,927

Technology: 1.0%
	Audatex North America, Inc.
5,767,000	6.125%, 11/01/2023(b)	5,824,670
	HP Enterprise Co.
2,415,000	4.900%, 10/15/2025(b)	2,372,728
	KLA-Tencor Corp.
1,347,000	4.650%, 11/01/2024	1,357,668
	Micron Technology, Inc.
1,355,000	5.250%, 01/15/2024(b)	1,195,788
1,485,000	5.625%, 01/15/2026(b)	1,288,238

The accompanying notes are an integral part of these financial statements.

52	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2015

Principal Amount^		Value
CORPORATE BONDS (CONTINUED)
Technology (continued)
	Open Text Corp.
$1,463,000	5.625%, 01/15/2023(b)	$1,452,027

		13,491,119

Utilities: 0.5%
	Cia de Eletricidade do Estado da Bahia
500,000(BRL)	11.750%, 04/27/2016(b)	121,327
	EDP Finance B.V.
805,000	4.125%, 01/15/2020(b)	808,684
	Enel SpA
2,400,000	8.750%, 09/24/2073(b)(f)	2,739,000
	Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc.
1,948,590	11.750%, 03/01/2022(b)(i)	2,080,120
	Midwest Generation LLC
120,958	Series B 8.560%, 01/02/2016	120,504
	NGL Energy Partners L.P. / NGL Energy Finance Corp.
890,000	5.125%, 07/15/2019	707,550

		6,577,185

TOTAL CORPORATE BONDS (Cost $246,998,519)		219,898,220

GOVERNMENT SECURITIES & AGENCY ISSUE: 1.7%
	Hellenic Republic Government Bond
75,000(EUR)	3.000%, 02/24/2035(d)	47,568
75,000(EUR)	3.000%, 02/24/2036(d)	47,112
165,000(EUR)	3.000%, 02/24/2038(d)	102,567
540,000(EUR)	3.000%, 02/24/2039(d)	337,241
380,000(EUR)	3.000%, 02/24/2041(d)	237,211
	United States Treasury Inflation Protected Security
16,961,021	0.125%, 04/15/2020	16,757,285
	United States Treasury Note
6,000,000	1.625%, 11/15/2022	5,829,960

TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE (Cost $23,327,254)		23,358,944

LIMITED PARTNERSHIPS: 0.1%
1,300,000	U.S. Farming Realty Trust II, L.P.(c)	1,361,208

TOTAL LIMITED PARTNERSHIPS (Cost $1,280,036)		1,361,208

MORTGAGE-BACKED SECURITIES: 24.6%
	Adjustable Rate Mortgage Trust
117,503	Series 2004-4-3A1 2.897%, 03/25/2035(e)	115,580
140,723	Series 2004-5-5A1 2.709%, 04/25/2035(e)	136,829
3,000,000	Series 2005-2-6M2 1.402%, 06/25/2035(e)	2,741,882
661,313	Series 2006-1-2A1 3.493%, 03/25/2036(e)	503,719

Principal Amount^		Value
	Ajax Mortgage Loan Trust
$5,848,507	Series 2015-B-A 3.875%, 07/25/2060(b)(d)	$5,840,404
	Banc of America Alternative Loan Trust
152,869	Series 2003-10-1A1 5.500%, 12/25/2033	157,801
342,233	Series 2003-10-3A1 5.500%, 12/25/2033	351,324
153,206	Series 2003-8-1CB1 5.500%, 10/25/2033	161,267
235,041	Series 2005-6-CB7 5.250%, 07/25/2035	217,203
1,014,598	Series 2006-7-A4 5.998%, 10/25/2036(d)	660,218
	Banc of America Funding Corp.
217,813	Series 2004-B-4A2 2.769%, 11/20/2034(e)	212,201
92,114	Series 2005-5-1A1 5.500%, 09/25/2035	96,622
157,089	Series 2005-7-3A1 5.750%, 11/25/2035	161,610
382,227	Series 2006-6-1A2 6.250%, 08/25/2036	377,573
1,835,918	Series 2006-7-T2A3 5.695%, 10/25/2036(f)	1,551,745
856,329	Series 2006-A-4A1 2.843%, 02/20/2036(e)	728,661
968,494	Series 2006-B-7A1 5.660%, 03/20/2036(e)	871,373
1,634,233	Series 2010-R9-3A3 5.500%, 12/26/2035(b)	1,352,598
	Banc of America Funding Trust
7,106,972	Series 2007-1-TA4 6.090%, 01/25/2037(d)	5,968,002
172,375	Series 2007-4-5A1 5.500%, 11/25/2034	175,541
5,957,928	Series 2010-R5-1A3 6.000%, 10/26/2037(b)	5,052,704
	Banc of America Mortgage Trust
59,286	Series 2005-A-2A1 2.650%, 02/25/2035(e)	58,135
	BCAP LLC Trust
1,584,431	Series 2010-RR12-1A7 2.195%, 06/26/2037(b)(e)	1,572,025
467,188	Series 2010-RR6-6A2 9.300%, 07/26/2037(b)(f)	425,130
3,839,934	Series 2011-R11-2A4 5.500%, 12/26/2035(b)	2,909,919
	Bear Stearns Adjustable Rate Mortgage Trust
578,213	Series 2004-6-2A1 2.920%, 09/25/2034(e)	560,490
408,283	Series 2005-12-11A1 2.702%, 02/25/2036(e)	325,824
	Bear Stearns Asset-Backed Securities I Trust
839,000	Series 2006-AC1-1A1 5.750%, 02/25/2036(d)	635,064
	BLCP Hotel Trust
300,000	Series 2014-CLRN-D 2.831%, 08/15/2029(b)(e)	294,442
300,000	Series 2014-CLRN-E 4.001%, 08/15/2029(b)(e)	301,261

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	53

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2015

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	BXHTL Mortgage Trust
$1,338,574	8.400%, 05/15/2018(c)	$1,338,574
	Chase Mortgage Finance Trust
624,345	Series 2007-A1-11M1 2.466%, 03/25/2037(e)	586,184
5,544,038	Series 2007-S2-1A9 6.000%, 03/25/2037	4,853,094
2,739,327	Series 2007-S3-1A15 6.000%, 05/25/2037	2,325,730
	ChaseFlex Trust
2,251,098	Series 2007-3-2A1 0.722%, 07/25/2037(e)	1,838,891
	Citicorp Mortgage Securities Trust
68,569	Series 2006-4-1A2 6.000%, 08/25/2036	69,397
6,548,208	Series 2006-7-1A1 6.000%, 12/25/2036	6,021,706
	Citigroup Mortgage Loan Trust
6,016,261	Series 2011-12-1A2 4.529%, 04/25/2036(b)(f)	4,601,847
624,299	Series 2014-11-2A1 0.361%, 08/25/2036(b)(e)	567,345
	Citigroup Mortgage Loan Trust, Inc.
266,624	Series 2005-11-A2A 2.730%, 10/25/2035(e)	264,663
175,076	Series 2005-2-1A4 2.626%, 05/25/2035(e)	165,641
387,052	Series 2005-5-2A2 5.750%, 08/25/2035	338,232
6,559,961	Series 2005-5-3A2A 2.589%, 10/25/2035(e)	5,343,659
1,464,440	Series 2009-6-8A2 6.000%, 08/25/2022(b)(f)	1,455,712
	Citimortgage Alternative Loan Trust
305,740	Series 2006-A4-1A1 6.000%, 09/25/2036	276,436
590,027	Series 2006-A5-1A13 0.872%, 10/25/2036(e)	416,152
580,643	Series 2006-A5-1A2 6.128%, 10/25/2036(e)(l)	124,253
1,017,799	Series 2007-A4-1A13 5.750%, 04/25/2037	880,729
521,145	Series 2007-A4-1A6 5.750%, 04/25/2037	450,966
	CitiMortgage Alternative Loan Trust
4,767,630	Series 2007-A6-1A5 6.000%, 06/25/2037	4,189,425
	COMM Mortgage Trust
81,606	Series 2014-SAVA-A 1.481%, 06/15/2034(b)(e)	81,436
150,000	Series 2014-SAVA-B 2.081%, 06/15/2034(b)(e)	149,584
300,000	Series 2014-SAVA-C 2.731%, 06/15/2034(b)(e)	298,902
1,634,513	Series 2014-UBS4-E 3.750%, 08/10/2047(b)	1,145,501
1,868,035	Series 2014-UBS4-F 3.750%, 08/10/2047(b)	1,018,613

Principal Amount^		Value
	COMM Mortgage Trust (continued)
$3,502,605	Series 2014-UBS4-G 3.750%, 08/10/2047(b)(c)	$1,064,553
7,000	Series 2014-UBS4-V 0.000%, 08/10/2047(b)(c)(f)	0
	Countrywide Alternative Loan Trust
121,285	Series 2003-20CB-2A1 5.750%, 10/25/2033	126,927
96,904	Series 2003-9T1-A7 5.500%, 07/25/2033	97,739
1,195,437	Series 2004-13CB-A4 0.010%, 07/25/2034(j)(k)	963,822
114,933	Series 2004-14T2-A11 5.500%, 08/25/2034	122,294
96,821	Series 2004-28CB-5A1 5.750%, 01/25/2035	97,992
111,122	Series 2004-J3-1A1 5.500%, 04/25/2034	115,167
89,347	Series 2005-14-2A1 0.632%, 05/25/2035(e)	74,473
236,108	Series 2005-J1-2A1 5.500%, 02/25/2025	243,327
4,354,672	Series 2006-13T1-A13 6.000%, 05/25/2036	3,723,701
757,991	Series 2006-31CB-A7 6.000%, 11/25/2036	685,562
6,680,003	Series 2006-36T2-2A1 6.250%, 12/25/2036	5,240,603
532,200	Series 2006-J1-2A1 7.000%, 02/25/2036	265,044
371,794	Series 2007-16CB-2A1 0.872%, 08/25/2037(e)	228,085
107,662	Series 2007-16CB-2A2 51.070%, 08/25/2037(e)	252,741
710,126	Series 2007-19-1A34 6.000%, 08/25/2037	592,905
2,072,836	Series 2007-20-A12 6.250%, 08/25/2047	1,843,750
616,387	Series 2007-22-2A16 6.500%, 09/25/2037	485,282
100,974	Series 2007-4CB-1A7 5.750%, 04/25/2037	91,777
6,547,873	Series 2007-HY2-1A 2.529%, 03/25/2047(e)	6,259,052
4,502,451	Series 2007-HY7C-A4 0.652%, 08/25/2037(e)	3,906,678
1,053,166	Series 2008-2R-2A1 6.000%, 08/25/2037	857,093
6,266,535	Series 2008-2R-4A1 6.250%, 08/25/2037	5,325,513
	Countrywide Home Loan Mortgage Pass-Through Trust
187,774	Series 2004-12-8A1 2.881%, 08/25/2034(e)	166,455
25,352	Series 2004-HYB4-2A1 2.581%, 09/20/2034(e)	24,368
120,793	Series 2004-HYB8-4A1 3.227%, 01/20/2035(e)	118,172
142,019	Series 2005-11-4A1 0.692%, 04/25/2035(e)	114,898
183,368	Series 2005-21-A17 5.500%, 10/25/2035	172,672

The accompanying notes are an integral part of these financial statements.

54	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2015

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Countrywide Home Loan Mortgage Pass-Through Trust (continued)
$1,364,588	Series 2005-23-A1 5.500%, 11/25/2035	$1,257,839
837,180	Series 2005-HYB8-4A1 2.750%, 12/20/2035(e)	743,618
6,099,550	Series 2006-9-A1 6.000%, 05/25/2036	5,646,036
355,214	Series 2007-10-A5 6.000%, 07/25/2037	324,394
1,704,222	Series 2007-13-A5 6.000%, 08/25/2037	1,620,957
	Credit Suisse First Boston Mortgage Securities Corp.
109,234	Series 2003-AR26-7A1 2.713%, 11/25/2033(e)	105,662
70,010	Series 2003-AR28-4A1 2.792%, 12/25/2033(e)	69,630
291,253	Series 2004-AR4-3A1 2.711%, 05/25/2034(e)	252,545
3,441,094	Series 2005-10-10A3 6.000%, 11/25/2035	2,290,471
151,881	Series 2005-10-5A4 5.500%, 11/25/2035	139,086
2,111,588	Series 2005-11-7A1 6.000%, 12/25/2035	1,815,339
	Credit Suisse Mortgage-Backed Trust
1,497,322	Series 2006-6-1A10 6.000%, 07/25/2036	1,149,590
76,065	Series 2006-8-4A1 6.500%, 10/25/2021	64,685
1,305,094	Series 2007-1-4A1 6.500%, 02/25/2022	922,590
182,800	Series 2007-2-2A5 5.000%, 03/25/2037	179,460
1,138,720	Series 2010-7R-4A17 6.000%, 04/26/2037(b)(f)	1,079,363
3,277,170	Series 2011-17R-1A2 5.750%, 02/27/2037(b)	2,977,968
	Del Coronado Trust
200,000	Series 2013-HDMZ-M 5.331%, 03/15/2018(b)(c)(e)	199,640
	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
49,412	Series 2005-3-4A4 5.250%, 06/25/2035	49,686
125,241	Series 2005-5-1A4 5.500%, 11/25/2035(f)	120,502
	Deutsche Mortgage and Asset Receiving Corp.
4,296,743	Series 2014-RS1-1A2 8.291%, 07/27/2037(b)(f)	3,119,512
	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
354,285	Series 2006-PR1-3A1 11.661%, 04/15/2036(b)(e)	401,678
	Extended Stay America Trust
721,000	Series 2013-ESH7-D7 5.053%, 12/05/2031(b)(f)	724,540

Principal Amount^		Value
	FDIC Trust
$38,403	Series 2013-N1-A 4.500%, 10/25/2018(b)	$38,523
	Federal Home Loan Mortgage Corp.
250,000	Series 2013-DN2-M2 4.672%, 11/25/2023(e)	247,936
250,000	Series 2014-DN2-M2 1.871%, 04/25/2024(e)	245,868
620,000	Series 2015-DNA1-M2 2.272%, 10/25/2027(e)	612,000
1,446,234	Series 3118-SD 6.370%, 02/15/2036(e)(l)	252,336
565,994	Series 3301-MS 5.770%, 04/15/2037(e)(l)	83,395
790,345	Series 3303-SE 5.750%, 04/15/2037(e)(l)	118,123
513,724	Series 3303-SG 5.770%, 04/15/2037(e)(l)	77,092
326,686	Series 3382-SB 5.670%, 11/15/2037(e)(l)	42,412
751,734	Series 3382-SW 5.970%, 11/15/2037(e)(l)	105,951
421,602	Series 3384-S 6.060%, 11/15/2037(e)(l)	55,710
497,281	Series 3384-SG 5.980%, 08/15/2036(e)(l)	60,497
4,286,124	Series 3404-SA 5.670%, 01/15/2038(e)(l)	719,562
454,368	Series 3417-SX 5.850%, 02/15/2038(e)(l)	52,100
311,601	Series 3423-GS 5.320%, 03/15/2038(e)(l)	36,294
3,093,333	Series 3423-TG 0.350%, 03/15/2038(e)(l)	25,918
6,710,675	Series 3435-S 5.650%, 04/15/2038(e)(l)	1,048,652
303,861	Series 3445-ES 5.670%, 05/15/2038(e)(l)	39,353
872,685	Series 3523-SM 5.670%, 04/15/2039(e)(l)	129,074
529,750	Series 3560-KS 6.070%, 11/15/2036(e)(l)	86,562
612,291	Series 3598-SA 6.020%, 11/15/2039(e)(l)	92,770
1,874,260	Series 3630-AI 1.931%, 03/15/2017(f)(l)	33,862
382,823	Series 3641-TB 4.500%, 03/15/2040	414,785
287,869	Series 3646-AI 4.500%, 06/15/2024(l)	5,741
1,888,237	Series 3728-SV 4.120%, 09/15/2040(e)(l)	194,208
589,629	Series 3758-S 5.700%, 11/15/2040(e)(l)	91,220
3,975,985	Series 3770-SP 6.170%, 11/15/2040(e)(l)	454,558
714,088	Series 3815-ST 5.520%, 02/15/2041(e)(l)	108,577
1,320,072	Series 3859-SI 6.270%, 05/15/2041(e)(l)	246,389
556,596	Series 3872-SL 5.620%, 06/15/2041(e)(l)	81,770

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	55

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2015

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Federal Home Loan Mortgage Corp. (continued)
$414,825	Series 3900-SB 5.640%, 07/15/2041(e)(l)	$57,521
94,739	Series 3946-SM 13.709%, 10/15/2041(e)	105,830
1,730,091	Series 3957-DZ 3.500%, 11/15/2041	1,721,422
1,725,059	Series 3972-AZ 3.500%, 12/15/2041	1,697,525
8,152,514	Series 3984-DS 5.620%, 01/15/2042(e)(l)	1,281,176
5,299,106	Series 4223-AT 3.000%, 07/15/2043(e)	4,869,300
4,283,180	Series 4229-MS 7.122%, 07/15/2043(e)	4,342,240
5,870,054	Series 4239-OU 0.010%, 07/15/2043(j)(k)	3,929,958
7,287,786	Series 4291-MS 5.570%, 01/15/2054(e)(l)	1,242,699
7,053,420	Series 4302-GS 5.820%, 02/15/2044(e)(l)	1,328,616
9,392,356	Series 4314-MS 5.770%, 07/15/2043(e)(l)	1,478,033
9,517,902	Series 4407-PS 5.270%, 06/15/2044(e)(l)	1,648,953
	Federal National Mortgage Association
778,480	Series 2003-84-PZ 5.000%, 09/25/2033	857,328
200,187	Series 2005-104-SI 6.278%, 12/25/2033(e)(l)	8,596
2,998,739	Series 2005-42-SA 6.378%, 05/25/2035(e)(l)	439,516
4,949,481	Series 2006-92-LI 6.158%, 10/25/2036(e)(l)	1,064,091
1,273,578	Series 2007-39-AI 5.698%, 05/25/2037(e)(l)	210,787
417,219	Series 2007-57-SX 6.198%, 10/25/2036(e)(l)	63,220
330,137	Series 2007-68-SA 6.228%, 07/25/2037(e)(l)	48,553
192,457	Series 2008-1-CI 5.878%, 02/25/2038(e)(l)	24,795
4,243,296	Series 2008-33-SA 5.578%, 04/25/2038(e)(l)	731,740
289,534	Series 2008-56-SB 5.638%, 07/25/2038(e)(l)	41,111
8,535,303	Series 2009-110-SD 5.828%, 01/25/2040(e)(l)	1,604,710
260,874	Series 2009-111-SE 5.828%, 01/25/2040(e)(l)	34,878
929,509	Series 2009-86-CI 5.378%, 09/25/2036(e)(l)	102,282
414,197	Series 2009-87-SA 5.578%, 11/25/2049(e)(l)	54,228
368,737	Series 2009-90-IB 5.298%, 04/25/2037(e)(l)	43,977
496,365	Series 2010-11-SC 4.378%, 02/25/2040(e)(l)	60,175
232,849	Series 2010-115-SD 6.178%, 11/25/2039(e)(l)	31,056

Principal Amount^		Value
	Federal National Mortgage Association (continued)
$7,865,524	Series 2010-123-SK 5.628%, 11/25/2040(e)(l)	$1,474,658
3,043,468	Series 2010-134-SE 6.228%, 12/25/2025(e)(l)	429,236
573,219	Series 2010-15-SL 4.528%, 03/25/2040(e)(l)	62,961
524,952	Series 2010-9-GS 4.328%, 02/25/2040(e)(l)	55,821
6,420	Series 2011-110-LS 9.613%, 11/25/2041(e)	8,196
992,588	Series 2011-111-VZ 4.000%, 11/25/2041	1,069,275
1,759,798	Series 2011-141-PZ 4.000%, 01/25/2042	1,812,720
471,486	Series 2011-5-PS 5.978%, 11/25/2040(e)(l)	54,962
1,604,590	Series 2011-63-AS 5.498%, 07/25/2041(e)(l)	256,839
624,043	Series 2011-63-ZE 4.000%, 08/25/2038	635,771
4,491,815	Series 2011-93-ES 6.078%, 09/25/2041(e)(l)	859,697
3,501,719	Series 2012-106-SA 5.738%, 10/25/2042(e)(l)	671,273
290,348	Series 2013-115-NS 10.876%, 11/25/2043(e)	312,992
2,687,109	Series 2013-15-SC 5.168%, 03/25/2033(e)	2,601,225
5,787,725	Series 2013-51-HS 4.894%, 04/25/2043(e)	5,249,477
7,563,344	Series 2013-53-ZC 3.000%, 06/25/2043	6,865,601
3,711,610	Series 2013-67-NS 5.368%, 07/25/2043(e)	3,362,887
5,388,916	Series 2013-74-HZ 3.000%, 07/25/2043	4,969,004
8,840,101	Series 2014-50-WS 5.778%, 08/25/2044(e)(l)	1,596,384
	First Horizon Alternative Mortgage Securities Trust
1,556,240	Series 2006-FA6-1A4 6.250%, 11/25/2036	1,233,346
565,869	Series 2007-FA4-1A7 6.000%, 08/25/2037	436,215
	First Horizon Asset Securities, Inc.
5,214,263	Series 2007-5-A1 6.250%, 11/25/2037	4,418,356
	First Horizon Mortgage Pass-Through Trust
469,854	Series 2006-1-1A10 6.000%, 05/25/2036	439,135
	GMAC Mortgage Loan Trust
96,621	Series 2005-AR4-3A1 3.197%, 07/19/2035(e)	91,893
	Government National Mortgage Association
1,372,016	Series 2007-21-S 5.856%, 04/16/2037(e)(l)	234,420
536,150	Series 2008-69-SB 7.228%, 08/20/2038(e)(l)	115,178
640,474	Series 2009-104-SD 6.006%, 11/16/2039(e)(l)	98,453

The accompanying notes are an integral part of these financial statements.

56	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2015

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Government National Mortgage Association (continued)
$205,928	Series 2010-98-IA 5.854%, 03/20/2039(f)(l)	$23,205
1,237,818	Series 2011-45-GZ 4.500%, 03/20/2041	1,323,950
496,004	Series 2011-69-OC 0.010%, 05/20/2041(j)(k)	443,617
10,067,147	Series 2011-69-SC 4.978%, 05/20/2041(e)(l)	1,258,966
1,414,484	Series 2011-89-SA 5.048%, 06/20/2041(e)(l)	200,184
7,609,257	Series 2012-135-IO 0.688%, 01/16/2053(f)(l)	419,360
7,860,353	Series 2013-102-BS 5.748%, 03/20/2043(e)(l)	1,112,091
9,793,600	Series 2014-145-CS 5.256%, 05/16/2044(e)(l)	1,558,186
7,822,344	Series 2014-156-PS 5.848%, 10/20/2044(e)(l)	1,367,252
12,201,083	Series 2014-5-SA 5.148%, 01/20/2044(e)(l)	1,773,657
10,299,330	Series 2014-58-SG 5.256%, 04/16/2044(e)(l)	1,473,870
11,978,609	Series 2014-76-SA 5.198%, 01/20/2040(e)(l)	1,738,082
10,692,392	Series 2014-95-CS 5.906%, 06/16/2044(e)(l)	1,935,248
	GP Portfolio Trust
396,637	Series 2014-GPP-A 1.281%, 02/15/2027(b)(e)	395,727
	GS Mortgage Securities Trust
1,095,000	Series 2007-GG10-AM 5.795%, 08/10/2045(f)	1,080,107
	GSR Mortgage Loan Trust
161,477	Series 2004-14-5A1 2.868%, 12/25/2034(e)	160,543
213,318	Series 2005-4F-6A1 6.500%, 02/25/2035	216,226
1,640,501	Series 2005-9F-2A1 6.000%, 01/25/2036	1,470,187
419,823	Series 2005-AR4-6A1 2.863%, 07/25/2035(e)	415,648
565,147	Series 2006-7F-3A4 6.250%, 08/25/2036	423,120
2,277,567	Series 2006-8F-2A1 6.000%, 09/25/2036	2,110,116
189,605	Series 2006-8F-4A17 6.000%, 09/25/2036	156,690
	Harborview Mortgage Loan Trust
352,291	Series 2003-2-1A 0.772%, 10/19/2033(e)	333,321
	Hilton USA Trust
265,000	Series 2013-HLT-CFX 3.714%, 11/05/2030(b)	265,765
180,000	Series 2013-HLT-DFX 4.407%, 11/05/2030(b)	180,570
200,000	Series 2013-HLT-EFX 4.453%, 11/05/2030(b)(f)	200,487

Principal Amount^		Value
	Impac Secured Assets Trust
$2,725,366	Series 2007-3-A1A 0.532%, 09/25/2037(e)	$1,934,276
	IndyMac INDX Mortgage Loan Trust
629,113	Series 2005-AR11-A3 2.652%, 08/25/2035(e)	518,644
4,825,567	Series 2006-AR5-2A1 4.184%, 05/25/2036(e)	4,151,239
6,725,804	Series 2006-R1-A3 2.678%, 12/25/2035(e)	5,422,572
	IndyMac Mortgage Loan Trust
275,058	Series 2005-16IP-A1 1.062%, 07/25/2045(e)	239,968
713,342	Series 2006-AR3-1A1 2.876%, 12/25/2036(e)	632,388
	JP Morgan Alternative Loan Trust
414,893	Series 2006-A1-3A1 2.542%, 03/25/2036(e)	364,891
27,983	Series 2006-A1-5A1 3.740%, 03/25/2036(e)	23,002
	JP Morgan Chase Commercial Mortgage Securities Trust
210,000	Series 2007-LDPX-AM 5.464%, 01/15/2049(f)	214,137
660,000	Series 2015-SGP-D 4.831%, 07/15/2036(b)(e)	664,554
	JP Morgan Mortgage Trust
168,884	Series 2003-A2-3A1 2.104%, 11/25/2033(e)	164,639
824,984	Series 2004-S1-2A1 6.000%, 09/25/2034	849,108
210,180	Series 2005-A1-6T1 2.710%, 02/25/2035(e)	210,172
225,952	Series 2005-A2-3A2 2.377%, 04/25/2035(f)	219,572
121,516	Series 2005-A3-4A1 2.812%, 06/25/2035(e)	123,075
5,871,002	Series 2005-ALT1-3A1 2.626%, 10/25/2035(f)	4,869,317
1,083,643	Series 2005-S3-1A11 6.000%, 01/25/2036	928,013
265,991	Series 2005-S3-1A9 6.000%, 01/25/2036	227,790
225,619	Series 2006-A1-1A2 2.654%, 02/25/2036(e)	201,200
377,942	Series 2006-A7-2A4 2.919%, 01/25/2037(e)	334,655
233,526	Series 2007-A1-4A2 2.726%, 07/25/2035(e)	231,682
282,808	Series 2007-S1-1A2 5.500%, 03/25/2022	285,088
277,013	Series 2007-S1-2A22 5.750%, 03/25/2037	229,564
1,400,548	Series 2007-S3-1A97 6.000%, 08/25/2037	1,241,853
1,103,128	Series 2008-R2-2A 5.500%, 12/27/2035(b)	1,015,319
	JP Morgan Trust
4,540,311	Series 2015-3-A3 3.500%, 05/25/2045(b)(f)	4,560,529
	Lehman Mortgage Trust
37,139	Series 2006-1-3A5 5.500%, 02/25/2036	35,573

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	57

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2015

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Lehman Mortgage Trust (continued)
$3,692,436	Series 2006-2-2A3 5.750%, 04/25/2036	$3,713,063
	Lehman XS Trust
659,980	Series 2006-4N-A2A 0.642%, 04/25/2046(e)	468,837
	Master Adjustable Rate Mortgages Trust
330,511	Series 2004-7-3A1 2.609%, 07/25/2034(e)	322,243
196,967	Series 2006-2-1A1 2.751%, 04/25/2036(e)	190,538
	Master Alternative Loan Trust
88,236	Series 2003-9-4A1 5.250%, 11/25/2033	91,999
22,735	Series 2004-12-6A2 5.250%, 12/25/2034	22,480
90,590	Series 2004-5-1A1 5.500%, 06/25/2034	94,787
112,493	Series 2004-5-2A1 6.000%, 06/25/2034	117,173
392,714	Series 2004-8-2A1 6.000%, 09/25/2034	414,627
	Merrill Lynch Alternative Note Asset Trust
1,523,558	Series 2007-AF1-1AF2 5.750%, 05/25/2037	1,387,943
156,638	Series 2007-F1-2A8 6.000%, 03/25/2037	117,332
	Merrill Lynch Mortgage Investors Trust
739,665	Series 2006-1-1A 2.502%, 02/25/2036(e)	724,829
47,543	Series 2006-2-2A 2.218%, 05/25/2036(e)	47,217
96,311	Series 2007-1-3A 2.687%, 01/25/2037(e)	89,676
	Morgan Stanley Capital I Trust
446,000	Series 2007-HQ12-AM 5.723%, 04/12/2049(f)	462,532
285,000	Series 2011-C2-D 5.303%, 06/15/2044(b)(f)	297,984
	Morgan Stanley Mortgage Loan Trust
6,156,742	Series 2005-9AR-2A 2.781%, 12/25/2035(e)	5,290,177
5,037,338	Series 2006-11-2A2 6.000%, 08/25/2036	4,123,966
132,518	Series 2006-11-3A2 6.000%, 08/25/2036	122,434
721,632	Series 2006-7-3A 5.242%, 06/25/2036(f)	608,100
413,714	Series 2007-13-6A1 6.000%, 10/25/2037	342,924
	Morgan Stanley Re- Remic Trust
1,027,868	Series 2010-R9-3C 6.000%, 11/26/2036(b)(f)	1,009,678
	Motel 6 Trust
3,591,145	Series 2015-M6MZ-M 8.230%, 02/05/2020(b)(c)	3,545,897
	National City Mortgage Capital Trust
474,677	Series 2008-1-2A1 6.000%, 03/25/2038	500,100

Principal Amount^		Value
	Prime Mortgage Trust
$2,082,400	Series 2006-DR1-2A1 5.500%, 05/25/2035(b)	$1,971,862
	Residential Accredit Loans, Inc.
163,168	Series 2003-QS7-A2 4.750%, 04/25/2033	165,771
2,048,640	Series 2006-QS10-A9 6.500%, 08/25/2036	1,745,446
1,226,884	Series 2006-QS14-A18 6.250%, 11/25/2036	1,036,101
1,018,538	Series 2006-QS17-A5 6.000%, 12/25/2036	845,651
1,008,230	Series 2006-QS2-1A4 5.500%, 02/25/2036	894,239
1,229,990	Series 2006-QS7-A3 6.000%, 06/25/2036	1,024,077
1,227,904	Series 2007-QS1-2A10 6.000%, 01/25/2037	1,012,102
1,813,363	Series 2007-QS3-A1 6.500%, 02/25/2037	1,461,739
4,327,268	Series 2007-QS6-A6 6.250%, 04/25/2037	3,688,033
993,868	Series 2007-QS8-A8 6.000%, 06/25/2037	838,930
2,984,534	Series 2007-QS9-A33 6.500%, 07/25/2037	2,573,541
	Residential Asset Securitization Trust
297,891	Series 2005-A8CB-A9 5.375%, 07/25/2035	267,705
535,353	Series 2006-A8-1A1 6.000%, 08/25/2036	485,811
384,698	Series 2007-A1-A8 6.000%, 03/25/2037	270,634
1,547,188	Series 2007-A2-1A2 6.000%, 04/25/2037	1,286,582
916,000	Series 2007-A5-2A5 6.000%, 05/25/2037	795,050
145,880	Series 2007-A6-1A3 6.000%, 06/25/2037	130,498
	Residential Funding Mortgage Securities I, Inc.
108,354	Series 2006-S1-1A3 5.750%, 01/25/2036	107,855
1,536,767	Series 2006-S4-A5 6.000%, 04/25/2036	1,462,071
	SCG Trust
200,000	Series 2013-SRP1-A 1.731%, 11/15/2026(b)(e)	200,721
385,000	Series 2013-SRP1-B 2.831%, 11/15/2026(b)(e)	385,333
700,000	Series 2013-SRP1-C 3.581%, 11/15/2026(b)(e)	702,408
100,000	Series 2013-SRP1-D 3.674%, 11/15/2026(b)(e)	98,370
	Sequoia Mortgage Trust
7,000,000	Series 2013-4-A4 2.750%, 04/25/2043(f)	5,793,733
	Stanwich Mortgage Loan Trust
221,844	Series 2011-5-A 3.801%, 09/15/2037(b)(c)(f)	91,083
971,695	Series 2012-2-A 0.000%, 03/15/2047(b)(c)(f)	433,953

The accompanying notes are an integral part of these financial statements.

58	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2015

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Stanwich Mortgage Loan Trust (continued)
$33,985	Series 2012-5-A 5.190%, 03/15/2051(b)(c)(e)	$18,790
	Structured Adjustable Rate Mortgage Loan Trust
306,695	Series 2004-12-7A3 2.737%, 09/25/2034(e)	306,344
318,437	Series 2004-16-2A 2.595%, 11/25/2034(e)	314,226
255,015	Series 2004-6-1A 2.444%, 06/25/2034(e)	249,087
90,955	Series 2005-14-A1 0.732%, 07/25/2035(e)	66,169
802,660	Series 2005-15-1A1 2.548%, 07/25/2035(e)	655,658
1,496,970	Series 2005-22-3A1 3.141%, 12/25/2035(e)	1,238,383
2,921,039	Series 2008-1-A2 2.593%, 10/25/2037(e)	2,485,099
	Structured Asset Securities Corp.
15,768,909	Series 2007-4-1A3 5.828%, 03/28/2045(b)(e)(l)	2,668,222
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates
128,518	Series 2004-20-8A7 5.750%, 11/25/2034	134,823
	Structured Asset Securities Corp. Trust
95,430	Series 2005-1-7A7 5.500%, 02/25/2035	97,645
2,202,054	Series 2005-5-2A2 5.500%, 04/25/2035	2,166,827
	Sunset Mortgage Loan Co. LLC
1,128,490	Series 2014-NPL1-A 3.228%, 08/16/2044(b)(d)	1,125,696
	Washington Mutual Mortgage Pass-Through Certificates Trust
63,481	Series 2004-CB2-2A 5.500%, 07/25/2034	66,298
915,354	Series 2005-1-5A1 6.000%, 03/25/2035	946,675
737,403	Series 2005-AR10-1A3 2.495%, 09/25/2035(e)	716,218
139,706	Series 2006-2-1A9 6.000%, 03/25/2036	130,838
1,214,140	Series 2006-5-1A5 6.000%, 07/25/2036	1,050,194
657,575	Series 2006-8-A6 4.662%, 10/25/2036(d)	403,216
564,181	Series 2006-AR19-2A 1.901%, 01/25/2047(e)	511,869
4,965,059	Series 2007-5-A3 7.000%, 06/25/2037	3,381,721
480,068	Series 2007-HY5-2A3 2.075%, 05/25/2037(e)	420,006
	Wells Fargo Alternative Loan Trust
532,725	Series 2007-PA2-3A1 0.772%, 06/25/2037(e)	378,365
784,787	Series 2007-PA2-3A2 6.228%, 06/25/2037(e)(l)	188,439

Principal Amount^		Value
	Wells Fargo Mortgage-Backed Securities Trust
$41,102	Series 2003-J-1A9 2.735%, 10/25/2033(e)	$41,432
261,661	Series 2003-M-A1 2.786%, 12/25/2033(e)	263,767
123,355	Series 2004-A-A1 2.796%, 02/25/2034(e)	123,694
104,317	Series 2004-O-A1 2.743%, 08/25/2034(e)	104,217
42,749	Series 2005-11-2A3 5.500%, 11/25/2035	44,595
60,546	Series 2005-12-1A2 5.500%, 11/25/2035	61,905
727,741	Series 2005-12-1A5 5.500%, 11/25/2035	743,945
193,922	Series 2005-16-A18 6.000%, 01/25/2036	198,350
149,985	Series 2005-17-1A1 5.500%, 01/25/2036	153,076
386,621	Series 2005-AR10-2A2 2.738%, 06/25/2035(e)	398,162
108,494	Series 2005-AR10-2A4 2.738%, 06/25/2035(e)	109,438
351,030	Series 2006-AR19-A1 5.601%, 12/25/2036(e)	335,886
1,362,305	Series 2006-AR2-2A5 2.763%, 03/25/2036(e)	1,310,080
1,155,180	Series 2007-3-1A4 6.000%, 04/25/2037	1,135,678

TOTAL MORTGAGE-BACKED SECURITIES (Cost $316,633,882)		336,726,647

MUNICIPAL BONDS: 1.1%

Puerto Rico: 1.1%
	Commonwealth of Puerto Rico
16,100,000	8.000%, 07/01/2035	11,712,750
	Puerto Rico Commonwealth Gov’t Employees Retirement System
6,745,000	Series A 6.150%, 07/01/2038	2,023,500
2,300,000	Series C 6.150%, 07/01/2028	690,000

TOTAL MUNICIPAL BONDS (Cost $16,068,273)		14,426,250

Contracts
PURCHASED OPTIONS: 0.1%
COMMON STOCKS: 0.0%
	Abbvie, Inc. Call Option
130	Exercise Price $70.00 Expiration Date: January 2016	650
	Altera Corp. Put Option
182	Exercise Price $45.00 Expiration Date: February 2016	910
	Applied Materials, Inc. Call Option
161	Exercise Price $22.00 Expiration Date: January 2016	322

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	59

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2015

Contracts		Value
PURCHASED OPTIONS (CONTINUED)
COMMON STOCKS (CONTINUED)
	Avago Technologies Ltd. Call Option
14	Exercise Price $155.00 Expiration Date: January 2016	$1,050
32	Exercise Price $155.00 Expiration Date: January 2016	7,616
	B/E Aerospace, Inc. Call Option
170	Exercise Price $50.00 Expiration Date: January 2016	850
358	Exercise Price $55.00 Expiration Date: January 2016	2,864
	Cablevision Systems Corp. Call Option
5	Exercise Price $32.00 Expiration Date: January 2016	325
	Consol Energy, Inc. Call Option
77	Exercise Price $8.00 Expiration Date: January 2016	3,619
78	Exercise Price $7.00 Expiration Date: January 2016	8,112
	Dish Network Corp. Call Option
48	Exercise Price $70.00 Expiration Date: January 2016	480
	Frontier Communications Corp. Call Option
332	Exercise Price $6.00 Expiration Date: January 2016	332
	Global Payments, Inc. Put Option
43	Exercise Price $60.00 Expiration Date: January 2016	2,687
	Jarden Corp. Put Option
5	Exercise Price $55.00 Expiration Date: January 2016	337
19	Exercise Price $50.00 Expiration Date: January 2016	333
90	Exercise Price $52.50 Expiration Date: January 2016	2,925
	Keurig Green Mountain, Inc. Call Option
75	Exercise Price $95.00 Expiration Date: March 2016	3,750
	Keurig Green Mountain, Inc. Put Option
1	Exercise Price $80.00 Expiration Date: June 2016	142
	KLA-Tencor Corp. Put Option
183	Exercise Price $65.00 Expiration Date: January 2016	5,490
	Lam Research Corp. Put Option
73	Exercise Price $75.00 Expiration Date: January 2016	2,920
	Molson Coors Brewing Co. Call Option
50	Exercise Price $100.00 Expiration Date: January 2016	650
	Newell Rubbermaid, Inc. Call Option
98	Exercise Price $46.00 Expiration Date: January 2016	3,430
	Office Depot, Inc. Put Option
63	Exercise Price $6.00 Expiration Date: April 2016	6,930
	Staples, Inc. Call Option
836	Exercise Price $16.00 Expiration Date: March 2016	4,180

Contracts		Value
	Transocean Ltd. Put Option
930	Exercise Price $10.00 Expiration Date: January 2017	$220,410
	VMware, Inc Call Option
29	Exercise Price $60.00 Expiration Date: April 2016	8,555
	VMware, Inc Put Option
123	Exercise Price $50.00 Expiration Date: January 2016	1,845

		291,714

Notional Amount
CURRENCY OPTIONS: 0.0%
	USD Put / CNH Call Put Option
13,650,000	Exercise Price $6.21 Expiration Date: January 2016	164

Contracts
EXCHANGE TRADED FUNDS: 0.0%
	SPDR S&P 500 ETF Trust Call Option
593	Exercise Price $209.00 Expiration Date: February 2016	128,088
	SPDR S&P 500 ETF Trust Put Option
60	Exercise Price $186.00 Expiration Date: January 2016	1,020
68	Exercise Price $187.00 Expiration Date: February 2016	8,500

		137,608

Notional Amount^
INTEREST RATE SWAPTIONS: 0.1%
	Call - OTC - 1 Year Swap for the obligation to pay a fixed rate of 4.890% versus the 3 month LIBOR Call Option
325,000,000	Exercise Price $4.89 Expiration Date: August 2016	96,742
	Call - OTC - 1 Year Swap for the obligation to pay a fixed rate of 4.910% versus the 28 Day TIIE Call Option
295,000,000 (MXN)	Exercise Price $4.91 Expiration Date: September 2016	86,651
	Put - OTC - 10 Year Swap for the obligation to pay a fixed rate of 2.570% versus the 3 month LIBOR Put Option
27,300,000	Exercise Price $2.57 Expiration Date: September 2016	404,753

		588,146

TOTAL PURCHASED OPTIONS (Cost $1,866,919)		1,017,632

The accompanying notes are an integral part of these financial statements.

60	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2015

Principal Amount^		Value
SHORT-TERM INVESTMENTS: 14.7%

TREASURY BILLS: 0.1%
	United States Treasury Bill
300,000	0.141%, 01/14/2016(a)	$299,984
1,400,000	0.123%, 01/14/2016(a)	1,399,934

TOTAL TREASURY BILLS (Cost $1,699,918)		1,699,918

REPURCHASE AGREEMENTS: 14.6%
$200,114,000	FICC, 0.03%, 12/31/15, due 01/04/2016 [collateral: par value $164,760,000, U.S. Treasury Note, 1.625%, due 07/31/2020, value $164,995,291; par value $38,215,000 U.S. Treasury Note, 3.125%, due 10/31/2016, value $39,183,462] (proceeds $200,114,000)	200,114,000

TOTAL REPURCHASE AGREEMENTS (Cost $200,114,000)		200,114,000

TOTAL SHORT-TERM INVESTMENTS (Cost $201,813,918)		201,813,918

TOTAL INVESTMENTS IN SECURITIES (Cost: $1,348,809,710): 98.9%		1,353,076,439

Other Assets in Excess of Liabilities: 1.1%		14,375,286

Net Assets: 100.0%		$1,367,451,725

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt.
CLO	Collateralized Loan Obligation.
ETF	Exchange Traded Fund.
GDR	Global Depository Receipt.
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate.
LP	Limited Partnership.
TIIE	La Tasa de Interbank Equilibrium Interest Rate
*	Non-Income Producing Security.
^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
(a)	Securities with an aggregate fair value of $96,858,314 have been pledged as collateral for options, total return swaps, credit default swaps, securities sold short and futures positions.
(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.
(c)	Illiquid securities at December 31, 2015, at which time the aggregate value of these illiquid securities is $15,841,871 or 1.2% of net assets.
(d)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2015.
(e)	Floating Interest Rate.
(f)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2015.
(g)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.
(h)	Perpetual Call.
(i)	Security is currently in default and/or non-income producing.
(j)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(k)	Principal Only security.
(l)	Interest Only security. Security with a notional or nominal principal amount.

CURRENCY ABBREVIATIONS:

BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
KRW	South Korean Won
MXN	Mexican Peso
TWD	New Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	61

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SECURITIES SOLD SHORT at December 31, 2015

Shares		Value
COMMON STOCKS: (7.2)%
(62,492)	ACE Ltd.	$(7,302,190)
(77,029)	Alibaba Group Holding Ltd. ADR*	(6,260,147)
(26,257)	Avago Technologies Ltd.	(3,811,204)
(21,400)	B&G Foods, Inc.	(749,428)
(4,390)	Baker Hughes, Inc.	(202,598)
(1,723)	Cablevision Systems Corp. Class A	(54,964)
(29,577)	Canadian Imperial Bank of Commerce	(1,949,143)
(19,309)	Caterpillar, Inc.	(1,312,240)
(113,741)	Centene Corp.*	(7,485,295)
(31,483)	CenturyLink, Inc.	(792,112)
(23,269)	Charter Communications, Inc. Class A*	(4,260,554)
(100)	Chelsea Therapeutics International	(6)
(17,287)	Chevron Corp.	(1,555,138)
(3,419)	Constant Contact, Inc.*	(99,972)
(10,527)	Dow Chemical Co. (The)	(541,930)
(34,272)	EMC Corp.	(880,105)
(54,157)	Fastenal Co.	(2,210,689)
(211,899)	First Quantum Minerals Ltd.	(793,233)
(42,861)	Frontier Communications Corp.	(200,161)
(1,919,036)	Glencore Plc	(2,560,152)
(42,336)	Global Payments, Inc.	(2,731,095)
(16,926)	Hawaiian Electric Industries, Inc.	(490,008)
(22,810)	Intel Corp.	(785,804)
(17,845)	International Business Machines Corp.	(2,455,829)
(4,187)	Intuitive Surgical, Inc.*	(2,286,772)
(44,568)	Iron Mountain, Inc.	(1,203,782)
(7,500)	Keurig Green Mountain, Inc.	(674,850)
(28,609)	Kohl’s Corp.	(1,362,647)
(7,628)	Lam Research Corp.	(605,816)
(14,452)	LyondellBasell Industries N.V. Class A	(1,255,879)
(88,381)	Micron Technology, Inc.*	(1,251,475)
(39,218)	Microsemi Corp.*	(1,278,115)
(29,982)	Mobileye N.V.*	(1,267,639)
(27,496)	Molson Coors Brewing Co. Class B	(2,582,424)
(44,290)	Mosaic Co. (The)	(1,221,961)
(36,329)	National Oilwell Varco, Inc.	(1,216,658)
(10,116)	Newell Rubbermaid, Inc.	(445,913)
(30,892)	Nexstar Broadcasting Group, Inc. Class A	(1,813,360)
(5,400)	Pennsylvania Real Estate Investment Trust	(118,098)
(14,177)	Pepco Holdings, Inc.	(368,744)
(2,000)	Pitney Bowes, Inc.	(41,300)
(64,691)	Potash Corp. of Saskatchewan, Inc.	(1,107,510)
(5,670)	Primerica, Inc.	(267,794)
(17,287)	Red Hat, Inc.*	(1,431,536)
(88,326)	Schlumberger Ltd.	(6,160,738)
(32,963)	Staples, Inc.	(312,160)
(44,001)	Suncor Energy, Inc.	(1,135,838)
(5,267)	Swatch Group AG (The)	(1,841,097)
(5,100)	T-Mobile US, Inc.*	(199,512)
(26,606)	Target Corp.	(1,931,862)
(340,300)	Tencent Holdings Ltd.	(6,704,316)
(544,326)	Tesco Plc*	(1,199,859)
(6,618)	Tesla Motors, Inc.*	(1,588,386)
(17,246)	Tiffany & Co.	(1,315,697)
(17,962)	Varian Medical Systems, Inc.*	(1,451,330)
(826)	VMware, Inc. Class A*	(46,727)
(79,412)	Woolworths Ltd.	(1,417,754)
(1,000)	WW Grainger, Inc.	(202,590)
(70,700)	Yahoo Japan Corp.	(290,383)

Shares		Value
(49,430)	Zillow Group, Inc.*	$(1,160,616)

TOTAL COMMON STOCKS (Proceeds $102,851,674)		(98,245,135)

EXCHANGE-TRADED FUNDS: (0.9)%
(18,529)	Consumer Staples Select Sector SPDR Fund	(935,529)
(1,370)	Health Care Select Sector SPDR Fund	(98,709)
(37,238)	iShares China Large-Cap ETF	(1,314,129)
(98,049)	iShares MSCI Brazil Capped ETF	(2,027,653)
(119,928)	iShares MSCI Emerging Markets ETF	(3,860,482)
(2,235)	iShares Nasdaq Biotechnology ETF	(756,168)
(2,883)	iShares Russell 2000 Growth ETF	(401,919)
(3,105)	Market Vectors Semiconductor ETF	(165,434)
(11,612)	SPDR S&P Dividend ETF	(854,295)
(10,260)	Technology Select Sector SPDR Fund	(439,436)
(23,164)	Vanguard REIT ETF	(1,846,866)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $13,718,114)		(12,700,620)

Principal Amount^
CORPORATE BONDS: (0.2)%
	CSC Holdings LLC
(1,025,000)	5.250%, 06/01/2024	(902,000)
	Ensco Plc
(709,000)	4.700%, 03/15/2021	(571,498)
	National Oilwell Varco, Inc.
(605,000)	2.600%, 12/01/2022	(529,353)

TOTAL CORPORATE BONDS (Proceeds $2,174,196)		(2,002,851)

TOTAL SECURITIES SOLD SHORT (Proceeds $118,743,984)		$(112,948,606)

The accompanying notes are an integral part of these financial statements.

62	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF FINANCIAL FUTURES CONTRACTS at December 31, 2015

Description	Number of Contracts Purchased / (Sold)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
S&P500 E Mini Index	(100)	$(10,177,000)	03/2016	$(113,453)
Eurodollars 3 Month	(279)	(68,892,075)	12/2016	(64,039)
Eurodollars 3 Month	(267)	(65,565,188)	12/2017	(72,904)

	(646)	$(144,634,263)		$(250,396)

SCHEDULE OF SWAPS at December 31, 2015

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
Counterparty	Notional Amount(1)	Maturity Date	Payment Received	Payment Made	Unrealized Appreciation/ (Depreciation)*
Bank of America N.A.	ZAR 2,000,000	5/08/2025	3 month JIBAR	7.950%	$11,905
Barclays Bank plc	ZAR 72,000,000	5/05/2025	3 month JIBAR	7.950	428,355

					$440,260

*	There are no upfront payments on the swap contract(s), therefore the unrealized appreciation (depreciation) on the swap contracts is equal to their fair value.
(1)	Notional amounts are denominated in foreign currency.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2015	Notional Amount	Fair Value	Upfront Premiums Paid	Unrealized Appreciation / (Depreciation)
CDX High Yield 500 Series 25 (Sell Protection)	12/20/2020	5.000%	4.709%	$6,875,000	$82,651	$8,250	$74,401

(1)	For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.
(2)	For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap contracts as of period will serve as an indicator of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.
(3)	For centrally cleared swaps, the notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the Market CDX High Yield 500 Series 25 Index.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Description	Maturity Date	Counterparty	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2015	Notional Amount	Fair Value	Upfront Premiums Paid	Unrealized Appreciation / (Depreciation)
Viacom, Inc. 6.875%, 04/30/2036 (Buy Protection)	12/20/2020	Bank of America N.A.	(1.000%)	1.717%	$(2,880,000)	$96,001	$104,278	$(8,277)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	63

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2015 (Continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (CONTINUED)

Description	Maturity Date	Counterparty	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2015	Notional Amount	Fair Value	Upfront Premiums Paid	Unrealized Appreciation / (Depreciation)
Markit CDX Emerging Markets Index (Buy Protection)	12/20/2020	Barclays Bank plc	(1.000%)	3.575%	$(299,300)	$33,335	$40,705	$(7,370)
Republic of Turkey 11.875%, 01/15/2030 (Buy Protection)	9/20/2020	Barclays Bank plc	(1.000%)	2.610%	(1,550,000)	108,016	126,111	(18,095)
Freeport-McMoRan, Inc. 3.550%, 03/01/2022 (Buy Protection)	12/20/2020	Citigroup Global Markets, Inc.	(1.000%)	12.823%	(2,700,000)	1,001,683	498,635	503,048
Markit CDX Emerging Markets Index (Buy Protection)	12/20/2020	Deutsche Bank Securities, Inc.	(1.000%)	3.575%	(5,782,000)	643,983	783,461	(139,478)
Teck Resources Ltd. 3.150%, 01/15/2017 (Buy Protection)	12/20/2020	Morgan Stanley Capital Services, Inc.	(1.000%)	17.271%	(2,300,000)	1,113,609	684,250	429,359
Weatherford International PLC 4.500%, 04/15/2022 (Buy Protection)	12/20/2020	Morgan Stanley Capital Services, Inc.	(1.000%)	8.168%	(800,000)	210,667	152,196	58,471

						$3,207,294	$2,389,636	$817,658

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Referenced Obligation(1)	Maturity Date	Counterparty	Floating Rate Index(2)	Floating Rate Spread(2)	Notional Amount		Unrealized Appreciation / (Depreciation)*
SABMILLER PLC GBP	11/18/2016	Goldman Sachs & Co.	1-Month GBP- LIBOR-BBA	(0.045)%	324,095	(3)	$—
Repsol YPF SA USD	9/20/2017	Morgan Stanley Capital Services, Inc.	FED Effective-1D	(0.500)%	1,334,978		190,891
Repsol YPF SA Rights USD	9/20/2017	Morgan Stanley Capital Services, Inc.	FED Effective-1D	(0.500)%	(104,018)		(51,886)

							$139,005

*	There are no upfront payments on the swap contract(s), therefore the unrealized appreciation (depreciation) on the swap contracts is equal to their market value.
(1)	The Fund receives payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such referenced obligation.
(2)	During the year, the Fund received periodic payments of $652,304 and made periodic payments of $113,225.
(3)	Notional amounts are denominated in foreign currency.

64	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF WRITTEN OPTIONS at December 31, 2015

Contracts		Value
COMMON STOCKS: (0.0%)
	Avago Technologies Ltd. Call Option
(32)	Exercise Price $130.00 Expiration Date: January 2016	$(52,192)
	Avago Technologies Ltd. Put Option
(32)	Exercise Price $132.00 Expiration Date: January 2016	(5,440)
(14)	Exercise Price $135.00 Expiration Date: January 2016	(1,120)
	Consol Energy, Inc. Call Option
(13)	Exercise Price $9.00 Expiration Date: January 2016	(221)
	Consol Energy, Inc. Put Option
(77)	Exercise Price $7.00 Expiration Date: January 2016	(1,925)
(78)	Exercise Price $6.00 Expiration Date: January 2016	(702)
	Dish Network Corp. Call Option
(48)	Exercise Price $75.00 Expiration Date: January 2016	(1,320)
	Global Payments, Inc. Call Option
(43)	Exercise Price $65.00 Expiration Date: January 2016	(9,030)
	Keurig Green Mountain, Inc. Call Option
(1)	Exercise Price $92.50 Expiration Date: June 2016	(97)
	KLA-Tencor Corp. Call Option
(103)	Exercise Price $67.50 Expiration Date: January 2016	(23,175)
(69)	Exercise Price $68.50 Expiration Date: January 2016	(10,695)
(27)	Exercise Price $70.00 Expiration Date: January 2016	(1,485)
	Molson Coors Brewing Co. Put Option
(50)	Exercise Price $85.00 Expiration Date: January 2016	(750)
	Nexstar Broadcasting Group, Inc. Call Option
(65)	Exercise Price $60.00 Expiration Date: January 2016	(6,663)
	Pep Boys-Manny Moe & Jack (The) Call Option
(186)	Exercise Price $15.00 Expiration Date: January 2016	(63,240)
	Staples, Inc. Call Option
(103)	Exercise Price $22.00 Expiration Date: January 2016	(515)
	VMware, Inc. Call Option
(29)	Exercise Price $75.00 Expiration Date: April 2016	(1,523)
	VMware, Inc. Put Option
(29)	Exercise Price $50.00 Expiration Date: April 2016	(5,655)

		(185,748)

Exchange Traded Funds: (0.0%)
	SPDR S&P 500 ETF Trust Put Option
(68)	Exercise Price $181.00 Expiration Date: February 2016	(5,304)
(60)	Exercise Price $180.00 Expiration Date: January 2016	(480)

		$(5,784)

Notional Amount		Value
Interest Rate Swaptions: (0.0%)
	Call—OTC—10 Year Swap for the obligation to pay a fixed rate of 3.070% versus the 3 month LIBOR Call Option
(27,300,000)	Exercise Price $3.07 Expiration Date: September 2016	$(121,362)

Total Written Options (0.0%) (Premiums Received $491,161)		$(312,894)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	65

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF WRITTEN OPTIONS at December 31, 2015 (Continued)

The premium amount and the number of option contracts written during the year ended December 31, 2015, were as follows:

	Alternative Strategies Fund
	Premium Amount	Number of Contracts
Options outstanding at December 31, 2014	$165,331	12,202,914
Options Written	6,451,317	334,717,286
Options Closed	(3,629,433)	(307,387,883)
Options Exercised	(295,217)	(1,815)
Options Expired	(2,200,837)	(12,229,375)

Options outstanding at December 31, 2015	$491,161	27,301,127

66	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2015

At December 31, 2015, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2015	Fund Delivering	U.S. $ Value at December 31, 2015	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	1/4/2016	EUR	$6,623,682	USD	$6,669,069	$—	$(45,387)
	1/4/2016	USD	6,461,790	EUR	6,623,681	—	(161,891)
	1/11/2016	USD	1,190,788	BRL	1,147,729	43,059	—
	1/14/2016	USD	4,911,092	KRW	4,945,243	—	(34,151)
	1/21/2016	USD	7,817,437	TWD	7,835,332	—	(17,895)
	1/29/2016	MXN	3,714,685	USD	3,701,562	13,123	—
	2/1/2016	CLP	6,435,821	USD	6,566,294	—	(130,473)
	2/1/2016	HUF	6,266,482	USD	6,383,797	—	(117,315)
	2/1/2016	USD	6,673,370	EUR	6,628,104	45,266	—
	2/2/2016	USD	6,272,857	BRL	6,181,897	90,960	—
	9/19/2016	USD	7,580,351	CNY	7,598,122	—	(17,771)
Credit Suisse International	1/19/2016	USD	3,184,713	IDR	3,254,595	—	(69,882)
	1/22/2016	USD	1,954,601	COP	2,066,049	—	(111,448)
	1/29/2016	COP	4,525,112	USD	4,327,898	197,214	—
	1/29/2016	USD	3,367,902	EUR	3,331,195	36,707	—
Deutsche Bank Securities, Inc.	1/25/2016	USD	3,432,517	EUR	3,419,958	12,559	—
Goldman Sachs & Co.	3/15/2016	CAD	16,841	USD	16,777	64	—
	3/15/2016	CAD	5,421	USD	5,367	54	—
	3/15/2016	CAD	2,530	USD	2,528	2	—
	3/15/2016	CAD	4,120	USD	4,123	—	(3)
	3/15/2016	CAD	1,229	USD	1,237	—	(8)
	3/15/2016	CAD	3,976	USD	3,989	—	(13)
	3/15/2016	CAD	9,397	USD	9,462	—	(65)
	3/15/2016	CAD	79,799	USD	81,323	—	(1,524)
	3/15/2016	EUR	500,265	USD	501,050	—	(785)
	3/15/2016	EUR	190,142	USD	191,893	—	(1,751)
	3/15/2016	USD	8,080	CAD	7,951	129	—
	3/15/2016	USD	3,793	CAD	3,759	34	—
	3/15/2016	USD	2,168	CAD	2,168	—	—
	3/15/2016	USD	3,829	CAD	3,831	—	(2)
	3/15/2016	USD	3,817	CAD	3,831	—	(14)
	3/15/2016	USD	6,334	CAD	6,361	—	(27)
	3/15/2016	USD	3,008	CAD	3,036	—	(28)
	3/15/2016	USD	4,736	CAD	4,771	—	(35)
	3/15/2016	USD	12,745,982	EUR	12,629,960	116,022	—
Morgan Stanley & Co.	1/25/2016	USD	132,407	MXN	131,394	1,013	—

			$94,141,074		$94,295,336	$556,206	$(710,468)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	67

Litman Gregory Funds Trust

EXPENSE EXAMPLES – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemptions fees; and (2) ongoing costs, including advisory fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period* (7/1/15 to 12/31/15)	Expenses Ratio During Period* (7/1/15 to 12/31/15)
Litman Gregory Masters Equity Fund – Institutional Actual	$1,000.00	$974.80	$5.92	1.19%
Litman Gregory Masters Equity Fund – Investor Actual	$1,000.00	$973.70	$7.16	1.44%
Litman Gregory Masters Equity Fund – Institutional Hypothetical – (5% return before expenses)	$1,000.00	$1,019.20	$6.06	1.19%
Litman Gregory Masters Equity Fund – Investor Hypothetical – (5% return before expenses)	$1,000.00	$1,017.94	$7.32	1.44%
Litman Gregory Masters International Fund – Institutional Actual	$1,000.00	$888.00	$4.71	0.99%
Litman Gregory Masters International Fund – Investor Actual	$1,000.00	$887.50	$5.90	1.24%
Litman Gregory Masters International Fund – Institutional Hypothetical – (5% return before expenses)	$1,000.00	$1,020.21	$5.04	0.99%
Litman Gregory Masters International Fund – Investor Hypothetical – (5% return before expenses)	$1,000.00	$1,018.95	$6.31	1.24%
Litman Gregory Masters Smaller Companies Fund – Institutional Actual	$1,000.00	$851.90	$7.84	1.68%
Litman Gregory Masters Smaller Companies Fund – Institutional Hypothetical – (5% return before expenses)	$1,000.00	$1,016.73	$8.54	1.68%
Litman Gregory Masters Alternative Strategies Fund – Institutional Actual	$1,000.00	$975.90	$9.16	1.84%
Litman Gregory Masters Alternative Strategies Fund – Investor Actual	$1,000.00	$975.20	$9.76	1.96%
Litman Gregory Masters Alternative Strategies Fund – Institutional Hypothetical – (5% return before expenses)	$1,000.00	$1,015.92	$9.35	1.84%
Litman Gregory Masters Alternative Strategies Fund – Investor Hypothetical – (5% return before expenses)	$1,000.00	$1,015.32	$9.96	1.96%

* Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (365) (to reflect the one-half-year period).

68	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2015

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
ASSETS:
Investments in securities at cost	$244,667,314	$1,128,188,966	$40,767,831	$1,148,695,710
Repurchase agreements at cost	16,255,000	90,226,000	2,339,000	200,114,000

Total investments at cost	$260,922,314	$1,218,414,966	$43,106,831	$1,348,809,710

Investments in securities at value	$318,546,369	$1,171,963,975	$38,541,950	$1,152,962,439
Repurchase agreements at value	16,255,000	90,226,000	2,339,000	200,114,000

Total investments at value	$334,801,369	$1,262,189,975	$40,880,950	$1,353,076,439

Cash	4,212	3,699	19,398	1,494,135
Cash, denominated in foreign currency (cost of $0, $76, $0 and $1,359,506, respectively)	—	75	—	1,349,703
Deposits at brokers and custodian for securities sold short, futures, options and swaps	—	—	—	109,775,953
Receivables:
Fund shares sold	1,310,190	2,995,850	227,988	15,371,620
Securities sold	—	—	—	5,940,266
Dividends and interest	264,099	321,470	18,040	7,052,366
Foreign tax reclaims	12,434	1,520,922	—	20,824
Variation margin	—	—	—	215,781
Other receivables	—	—	—	1,407
Line of credit interest	—	—	—	4,745
Net swap premiums paid	—	—	—	2,389,636
Unrealized gain on forward foreign currency exchange contracts	—	4,624,982	—	556,206
Unrealized gain on swaps	—	—	—	1,622,029
Prepaid expenses	22,512	45,827	9,498	68,814

Total Assets	336,414,816	1,271,702,800	41,155,874	1,498,939,924

LIABILITIES:
Written options (premium received, $0, $0, $0 and $491,161, respectively)	—	—	—	312,894
Securities sold short (proceeds, $0, $0, $0 and $118,743,984, respectively)	—	—	—	112,948,606
Deposits received from brokers and custodian for securities sold short, futures, options and swaps	—	—	—	3,796,792
Payables:
Advisory fees	287,454	920,597	38,320	1,506,698
Securities purchased	290,543	—	—	7,396,060
Fund shares redeemed	356,310	3,002,658	49,839	3,713,899
Foreign taxes withheld	—	20,305	—	7,016
Professional fees	30,472	59,710	22,233	82,613
Line of credit	14,000,000	—	—	—
Dividend and interest on swaps	—	—	—	68,520
Short dividend	—	—	—	159,625
Chief Compliance Officer fees	14,438	14,438	14,438	14,438
Unrealized loss on forward foreign currency exchange contracts	—	745,670	—	710,468
Unrealized loss on swaps	—	—	—	225,106
Distribution fees payable for investor class (see Note 4)	23	52,911	—	41,337
Accrued other expenses	124,305	543,527	59,340	504,127

Total Liabilities	15,103,545	5,359,816	184,170	131,488,199

Commitments and Contingencies (See Note 8)
NET ASSETS	$321,311,271	$1,266,342,984	$40,971,704	$1,367,451,725

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	69

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2015 – (Continued)

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
Institutional Class:
Net Assets	$321,188,758	$1,021,108,672	$40,971,704	$1,176,864,800
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	19,970,461	63,287,806	2,350,951	107,047,818
Net asset value, offering price and redemption price per share	$16.08	$16.13	$17.43	$10.99

Investor Class:
Net Assets	$122,513	$245,234,312	$—	$190,586,925
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	7,704	15,309,940	—	17,322,110
Net asset value, offering price and redemption price per share	$15.90	$16.02	$—	$11.00

COMPONENTS OF NET ASSETS
Paid-in capital	$246,854,256	$1,350,538,034	$65,031,998	$1,391,067,279
Undistributed net investment income (loss)	26,669	24,934,412	—	2,748,117
Accumulated net realized gain (loss) on investments, short sales, options, foreign currency transactions, futures and swap contracts	553,165	(156,652,179)	(21,834,413)	(37,657,140)
Net unrealized appreciation/depreciation on:
Investments	73,879,055	43,775,009	(2,225,881)	4,266,729
Foreign currency transactions	(1,874)	3,747,708	—	(167,833)
Short sales	—	—	—	5,795,378
Written options	—	—	—	178,267
Futures	—	—	—	(250,396)
Swaps	—	—	—	1,471,324

Net assets	$321,311,271	$1,266,342,984	$40,971,704	$1,367,451,725

The accompanying notes are an integral part of these financial statements.

70	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2015

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
INVESTMENT INCOME:
Income
Dividends (net of foreign taxes withheld of $99,130, $2,330,238, $2,149 and $153,456, respectively)	$5,816,266	$33,129,437	$506,224	$6,588,390
Interest (net of interest taxes withheld of $0, $0, $0 and $116, respectively)	134	—	25	46,843,085

Total income	5,816,400	33,129,437	506,249	53,431,475

Expenses
Advisory fees	4,110,764	16,080,439	692,870	16,730,718
Transfer agent fees	196,224	913,659	69,857	674,621
Fund accounting fees	111,780	103,634	78,781	210,575
Administration fees	74,995	283,741	19,153	211,773
Professional fees	60,322	143,036	26,274	152,509
Trustee fees	73,728	126,489	58,558	110,224
Custody fees	37,995	747,260	16,947	570,254
Reports to shareholders	40,501	101,853	15,684	114,307
Registration expense	31,863	40,719	21,716	53,640
Miscellaneous	8,214	39,570	7,898	11,037
Insurance expense	11,234	42,192	1,971	28,023
Dividend & interest expense	10,030	39,709	1,719	4,257,841
Chief Compliance Officer fees	14,438	14,438	14,438	14,438
Distribution fees for investor class (see Note 4)	208	782,165	—	449,628

Total expenses	4,782,296	19,458,904	1,025,866	23,589,588
Less: fees waived (see Note 3)	(365,493)	(3,825,355)	(61,486)	(1,075,856)
Distribution fees reimbursed (see Note 4)	—	—	—	(122,300)

Net expenses	4,416,803	15,633,549	964,380	22,391,432

Net investment income (loss)	1,399,597	17,495,888	(458,131)	31,040,043

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	28,293,204	(62,783,990)	(548,950)	(23,842,207)
Foreign currency transactions	2,267	14,192,375	—	5,612,369
Short sales	—	—	—	(4,008,458)
Written options	—	—	—	2,939,800
Futures	—	—	—	712,538
Swap contracts	—	—	—	840,065

Net realized gain (loss)	28,295,471	(48,591,615)	(548,950)	(17,745,893)

Net change in unrealized appreciation/depreciation on:
Investments	(35,207,752)	(42,452,051)	(6,098,192)	(43,580,729)
Foreign currency transactions	989	(2,871,966)	—	(1,040,841)
Short sales	—	—	—	11,072,588
Written options	—	—	—	115,588
Futures	—	—	—	145,666
Swap contracts	—	—	—	1,508,760

Net change in unrealized appreciation/depreciation	(35,206,763)	(45,324,017)	(6,098,192)	(31,778,968)

Net realized and unrealized gain (loss) on investments, short sales, options, foreign currency transactions, futures and swap contracts	(6,911,292)	(93,915,632)	(6,647,142)	(49,524,861)

Net decrease in net assets resulting from operations	$(5,511,695)	$(76,419,744)	$(7,105,273)	$(18,484,818)

The accompanying notes are an integral part of these financial statements.

Statements of Operations	71

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS December 31, 2015

	Equity Fund		International Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$1,399,597	$(117,568)	$17,495,888	$14,303,308
Net realized gain (loss) on investments and foreign currency transactions	28,295,471	49,517,850	(48,591,615)	157,064,893
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	(35,206,763)	(4,570,974)	(45,324,017)	(213,768,701)

Net increase (decrease) in net assets resulting from operations	(5,511,695)	44,829,308	(76,419,744)	(42,400,500)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	(1,170,432)	—	(17,162,476)	(14,134,491)
Investor Class	(167)	—	(3,371,645)	(3,321,403)
From net realized gain
Institutional Class	(28,925,492)	(43,039,588)	—	—
Investor Class	(9,270)	(7,940)	—	—

Total distributions	(30,105,361)	(43,047,528)	(20,534,121)	(17,455,894)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	25,597,378	23,122,093	165,959,162	182,213,339
Investor Class	68,578	25,109	33,357,338	11,549,367
Reinvested distributions
Institutional Class	29,470,908	42,352,213	11,499,181	9,528,816
Investor Class	7,158	7,940	3,370,998	3,320,866
Redemption fee proceeds
Institutional Class	—	11,236	291	46,794
Payment for shares redeemed
Institutional Class	(117,876,961)	(67,887,846)	(252,309,359)	(297,824,681)
Investor Class	(17,984)	(50,402)	(116,608,263)	(4,586,559)

Net decrease in net assets from capital share transactions	(62,750,923)	(2,419,657)	(154,730,652)	(95,752,058)

Total decrease in net assets	(98,367,979)	(637,877)	(251,684,517)	(155,608,452)
NET ASSETS:
Beginning of year	419,679,250	420,317,127	1,518,027,501	1,673,635,953

End of year	$321,311,271	$419,679,250	$1,266,342,984	$1,518,027,501

Undistributed net investment income	$26,669	$284,347	$24,934,412	$13,780,270

CAPITAL TRANSACTIONS IN SHARES

Institutional Class:
Sold	1,447,027	1,235,212	9,312,182	10,150,054
Reinvested distributions	1,835,851	2,332,170	714,679	543,262
Redeemed	(6,616,270)	(3,629,131)	(14,473,772)	(16,514,530)

Net decrease from capital share transactions	(3,333,392)	(61,749)	(4,446,911)	(5,821,214)

Investor Class:
Sold	3,998	1,360	1,842,120	672,340
Reinvested distributions	451	441	211,083	190,854
Redeemed	(1,049)	(2,625)	(6,619,346)	(262,233)

Net increase (decrease) from capital share transactions	3,400	(824)	(4,566,143)	600,961

The accompanying notes are an integral part of these financial statements.

72	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS December 31, 2015 – (Continued)

	Smaller Companies Fund		Alternative Strategies Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(458,131)	$(506,426)	$31,040,043	$19,664,389
Net realized gain (loss) on investments, short sales, options, foreign currency transactions, futures and swap contracts	(548,950)	10,152,435	(17,745,893)	6,897,694
Net change in unrealized appreciation/depreciation on investments, short sales, options, foreign currency transactions, futures and swap contracts	(6,098,192)	(12,714,884)	(31,778,968)	2,209,251

Net increase (decrease) in net assets resulting from operations	(7,105,273)	(3,068,875)	(18,484,818)	28,771,334

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	—	—	(30,149,078)	(20,241,553)
Investor Class	—	—	(4,867,346)	(3,521,703)
From net realized gain
Institutional Class	—	—	(3,354,000)	(5,677,864)
Investor Class	—	—	(553,140)	(1,116,018)

Total distributions	—	—	(38,923,564)	(30,557,138)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	2,633,250	3,464,292	644,892,246	378,057,693
Investor Class	—	—	118,147,149	89,439,864
Reinvested distributions
Institutional Class	—	—	28,923,733	23,239,239
Investor Class	—	—	5,367,353	4,551,509
Redemption fee proceeds
Institutional Class	—	—	—	19,432
Investor Class	—	—	—	5,384
Payment for shares redeemed
Institutional Class	(27,772,210)	(11,583,489)	(302,957,582)	(145,549,269)
Investor Class	—	—	(91,407,932)	(35,290,655)

Net increase (decrease) in net assets from capital share transactions	(25,138,960)	(8,119,197)	402,964,967	314,473,197

Total increase (decrease) in net assets	(32,244,233)	(11,188,072)	345,556,585	312,687,393
NET ASSETS:
Beginning of year	73,215,937	84,404,009	1,021,895,140	709,207,747

End of year	$40,971,704	$73,215,937	$1,367,451,725	$1,021,895,140

Undistributed net investment income (loss)	$—	$—	$2,748,117	$1,301,056

CAPITAL TRANSACTIONS IN SHARES

Institutional Class:
Sold	135,285	163,598	56,356,040	32,617,533
Reinvested distributions	—	—	2,581,134	2,018,516
Redeemed	(1,428,786)	(550,041)	(26,622,806)	(12,530,603)

Net increase (decrease) from capital share transactions	(1,293,501)	(386,443)	32,314,368	22,105,446

Investor Class:
Sold	—	—	10,300,211	7,714,657
Reinvested distributions	—	—	478,439	395,187
Redeemed	—	—	(8,007,892)	(3,034,038)

Net increase from capital share transactions	—	—	2,770,758	5,075,806

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	73

Litman Gregory Masters Equity Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$18.01	$17.98	$13.88	$12.43	$12.97

Income from investment operations:
Net investment income (loss)	0.07 [1]	(0.01)[1]	(0.04)	0.01	(0.04)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	(0.41)	2.02	4.88	1.70	(0.50)

Total income (loss) from investment operations	(0.34)	2.01	4.84	1.71	(0.54)

Less distributions:
From net investment income	(0.06)	—	—	(0.01)	—

From net realized gains	(1.53)	(1.98)	(0.74)	(0.25)	—

Total distributions	(1.59)	(1.98)	(0.74)	(0.26)	—

Redemption fee proceeds	—	— ^	— ^	— ^	— ^

Net asset value, end of year	$16.08	$18.01	$17.98	$13.88	$12.43

Total return	(1.87)%	11.07%	35.14%	13.78%	(4.16)%

Ratios/supplemental data:
Net assets, end of year (millions)	$321.2	$419.6	$420.2	$274.4	$306.5

Ratios of total expenses to average net assets:
Before fees waived	1.28%[2]	1.27%	1.30%	1.30%	1.28%

After fees waived	1.18%[2]	1.17%	1.23%	1.28%[3]	1.26%

Ratio of net investment income (loss) to average net assets	0.37%[2]	(0.03)%	(0.27)%	0.09%	(0.26)%

Portfolio turnover rate	33.94%[4]	52.70%[4]	113.28%[4]	74.03%[4]	71.42%[4]

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.00% of average net assets.
[3]	Ratio excludes $4,621 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[4]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

74	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$17.83	$17.87	$13.79	$12.37	$12.94

Income from investment operations:
Net investment income (loss)	0.02 [1]	(0.05)[1]	(0.11)	(0.16)	(0.02)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	(0.39)	1.99	4.93	1.83	(0.55)

Total income (loss) from investment operations	(0.37)	1.94	4.82	1.67	(0.57)

Less distributions:
From net investment income	(0.03)	—	—	—	—

From net realized gains	(1.53)	(1.98)	(0.74)	(0.25)	—

Total distributions	(1.56)	(1.98)	(0.74)	(0.25)	—

Redemption fee proceeds	—	—	—	—	—

Net asset value, end of year	$15.90	$17.83	$17.87	$13.79	$12.37

Total return	(2.08)%	10.75%	35.22%	13.51%	(4.40)%

Ratios/supplemental data:
Net assets, end of year (thousands)	$122.5	$76.7	$91.7	$86.0	$319.3

Ratios of total expenses to average net assets:
Before fees waived	1.53%[2]	1.52%	1.55%	1.55%	1.53%

After fees waived	1.43%[2]	1.42%	1.48%	1.53%[3]	1.51%

Ratio of net investment income (loss) to average net assets	0.09%[2]	(0.28)%	(0.52)%	(0.34)%	(0.46)%

Portfolio turnover rate	33.94%[4]	52.70%[4]	113.28%[4]	74.03%[4]	71.42%[4]

[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.00% of average net assets.
[3]	Ratio excludes $3 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[4]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	75

Litman Gregory Masters International Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$17.36	$18.06	$15.02	$12.58	$15.05

Income from investment operations:
Net investment income	0.22 [1]	0.17 [1]	0.18	0.16	0.11

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	(1.18)	(0.66)	3.04	2.35	(2.55)

Total income (loss) from investment operations	(0.96)	(0.49)	3.22	2.51	(2.44)

Less distributions:
From net investment income	(0.27)	(0.21)	(0.18)	(0.07)	(0.03)

From net realized gains	—	—	—	—	—

Total distributions	(0.27)	(0.21)	(0.18)	(0.07)	(0.03)

Redemption fee proceeds	— ^	— ^	— ^	— ^	— ^

Net asset value, end of year	$16.13	$17.36	$18.06	$15.02	$12.58

Total return	(5.52)%	(2.72)%	21.47%	19.96%	(16.24)%

Ratios/supplemental data:
Net assets, end of year (millions)	$1,021.1	$1,175.7	$1,328.2	$1,175.5	$1,173.6

Ratios of total expenses to average net assets:
Before fees waived	1.24%[2]	1.24%	1.30%	1.30%	1.26%

After fees waived	0.99%[2]	1.03%	1.11%	1.15%[3]	1.11%

Ratio of net investment income to average net assets	1.22%[2]	0.94%	1.02%	1.05%	0.73%

Portfolio turnover rate	51.68%[4]	70.08%[4]	112.35%[4]	107.28%[4]	127.07%[4]

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.00% of average net assets.
[3]	Ratio excludes $98 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[4]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

76	Litman Gregory Funds Trust

Litman Gregory Masters International Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$17.22	$17.92	$14.92	$12.53	$15.03

Income from investment operations:
Net investment income	0.17 [1]	0.12 [1]	0.12	0.11	0.07

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	(1.15)	(0.65)	3.03	2.35	(2.54)

Total income (loss) from investment operations	(0.98)	(0.53)	3.15	2.46	(2.47)

Less distributions:
From net investment income	(0.22)	(0.17)	(0.15)	(0.07)	(0.03)

From net realized gains	—	—	—	—	—

Total distributions	(0.22)	(0.17)	(0.15)	(0.07)	(0.03)

Redemption fee proceeds	—	—	— ^	— ^	— ^

Net asset value, end of year	$16.02	$17.22	$17.92	$14.92	$12.53

Total return	(5.69)%	(2.98)%	21.12%	19.64%	(16.46)%

Ratios/supplemental data:
Net assets, end of year (millions)	$245.2	$342.3	$345.4	$274.6	$240.8

Ratios of total expenses to average net assets:
Before fees waived	1.49%[2]	1.49%	1.55%	1.55%	1.51%

After fees waived	1.23%[2]	1.28%	1.36%	1.40%[3]	1.36%

Ratio of net investment income to average net assets	0.94%[2]	0.66%	0.76%	0.80%	0.46%

Portfolio turnover rate	51.68%[4]	70.08%[4]	112.35%[4]	107.28%[4]	127.07%[4]

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.00% of average net assets.
[3]	Ratio excludes $21 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[4]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	77

Litman Gregory Masters Smaller Companies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$20.09	$20.94	$15.30	$12.91	$12.85

Income from investment operations:
Net investment loss	(0.15)[1]	(0.13)[1]	(0.16)	(0.09)	(0.15)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	(2.51)	(0.72)	5.80	2.48	0.21

Total income (loss) from investment operations	(2.66)	(0.85)	5.64	2.39	0.06

Less distributions:
From net investment income	—	—	—	—	—

From net realized gains	—	—	—	—	—

Total distributions	—	—	—	—	—

Redemption fee proceeds	—	—	— ^	— ^	— ^

Net asset value, end of year	$17.43	$20.09	$20.94	$15.30	$12.91

Total return	(13.24)%	(4.06)%	36.86%	18.51%	0.47%

Ratios/supplemental data:
Net assets, end of year (millions)	$41.0	$73.2	$84.4	$71.3	$70.6

Ratios of total expenses to average net assets:
Before fees waived	1.69%[2]	1.54%	1.54%	1.58%	1.54%

After fees waived	1.59%[2]	1.44%	1.47%	1.57%[3]	1.54%^^

Ratio of net investment loss to average net assets	(0.75)%[2]	(0.62)%	(0.83)%	(0.56)%	(1.06)%

Portfolio turnover rate	60.73%	104.22%	153.56%	142.07%	125.18%

^	Amount represents less than $0.01 per share.
^^	Percentage impact rounds to less than 0.01%
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.00% of average net assets.
[3]	Ratio excludes $4,032 of fees paid indirectly or 0.01% impact on the ratio of total expenses to average net assets.

The accompanying notes are an integral part of these financial statements.

78	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,				Period Ended December 31, 2011**
	2015	2014	2013	2012
Net asset value, beginning of year	$11.44	$11.42	$11.01	$10.32	$10.00

Income from investment operations:
Net investment income	0.30 [1]	0.27 [1]	0.26	0.30	0.03

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	(0.40)	0.14	0.43	0.67	0.31

Total income (loss) from investment operations	(0.10)	0.41	0.69	0.97	0.34

Less distributions:
From net investment income	(0.32)	(0.31)	(0.28)	(0.27)	(0.02)

From net realized gains	(0.03)	(0.08)	—	(0.01)	—	^

Total distributions	(0.35)	(0.39)	(0.28)	(0.28)	(0.02)

Redemption fee proceeds	—	— ^	— ^	— ^	—

Net asset value, end of year	$10.99	$11.44	$11.42	$11.01	$10.32

Total return	(0.77)%	3.58%	6.32%	9.41%	3.41	%+

Ratios/supplemental data:
Net assets, end of year (millions)	$1,176.9	$855.2	$600.9	$349.2	$152.0

Ratios of total expenses to average net assets:
Before fees waived	1.94%[7]	1.87%[6]	1.82%[5]	1.91%[2,4]	2.08	%*,2,3

After fees waived	1.85%[7]	1.74%[6]	1.66%[5]	1.64%[4,8]	1.61	%*,3

Ratio of net investment income to average net assets	2.62%[7]	2.32%[6]	2.53%[5]	3.22%[4]	1.51	%*,3

Portfolio turnover rate	145.97%[9]	156.88%[9]	179.19%[9]	160.54%[9]	34.19	%9,+

^	Amount represents less than $0.01 per share.
*	Annualized.
**	Commenced operations on September 30, 2011.
+	Not annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Does not include the impact of approximately $81,645 for the period ended December 31, 2011 and $131,223 for the year ended December 31, 2012 of custody and accounting fees from the Fund’s period end that were not charged by the service provider. Had such amounts been included, the annualized ratio of total expenses to average net assets before fees waived and expenses paid indirectly would have been 2.41% for the period ended December 31, 2011 and 1.96% for the year ended December 31, 2012.
[3]	Includes Interest & Dividend expense of 0.12% of average net assets.
[4]	Includes Interest & Dividend expense of 0.15% of average net assets.
[5]	Includes Interest & Dividend expense of 0.17% of average net assets.
[6]	Includes Interest & Dividend expense of 0.25% of average net assets.
[7]	Includes Interest & Dividend expense of 0.36% of average net assets.
[8]	Ratio excludes $465 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[9]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	79

Litman Gregory Masters Alternative Strategies Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,				Period Ended December 31, 2011**
	2015	2014	2013	2012
Net asset value, beginning of year	$11.45	$11.43	$11.02	$10.32	$10.00

Income from investment operations:
Net investment income	0.28 [1]	0.24 [1]	0.24	0.26	0.02

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	(0.40)	0.14	0.43	0.68	0.32

Total income (loss) from investment operations	(0.12)	0.38	0.67	0.94	0.34

Less distributions:
From net investment income	(0.30)	(0.28)	(0.26)	(0.23)	(0.02)

From net realized gains	(0.03)	(0.08)	—	(0.01)	—	^

Total distributions	(0.33)	(0.36)	(0.26)	(0.24)	(0.02)

Redemption fee proceeds	—	— ^	— ^	— ^	—

Net asset value, end of year	$11.00	$11.45	$11.43	$11.02	$10.32

Total return	(0.95)%	3.33%	6.07%	9.16%	3.39	%+

Ratios/supplemental data:
Net assets, end of year (millions)	$190.6	$166.7	$108.3	$58.5	$17.2

Ratios of total expenses to average net assets:
Before fees waived	2.18%[7]	2.12%[6]	2.07%[5]	2.16%[2,4]	2.33	%*,2,3

After fees waived	2.03%[7]	1.99%[6]	1.91%[5]	1.89%[4,8]	1.86	%*,3

Ratio of net investment income to average net assets	2.44%[7]	2.07%[6]	2.27%[5]	2.98%[4]	1.41	%*,3

Portfolio turnover rate	145.97%[9]	156.88%[9]	179.19%[9]	160.54%[9]	34.19	%9,+

^	Amount represents less than $0.01 per share.
*	Annualized.
**	Commenced operations on September 30, 2011.
+	Not annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Does not include the impact of approximately $3,769 for the period ended December 31, 2011 and $20,109 for the year ended December 31, 2012 of custody and accounting fees from the Fund’s period end that were not charged by the service provider. Had such amounts been included, the annualized ratio of total expenses to average net assets before fees waived and expenses paid indirectly would have been 2.66% for the period ended December 31, 2011 and 2.21% for the year ended December 31, 2012.
[3]	Includes Interest & Dividend expense of 0.12% of average net assets.
[4]	Includes Interest & Dividend expense of 0.15% of average net assets.
[5]	Includes Interest & Dividend expense of 0.17% of average net assets.
[6]	Includes Interest & Dividend expense of 0.25% of average net assets.
[7]	Includes Interest & Dividend expense of 0.36% of average net assets.
[8]	Ratio excludes $71 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[9]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

80	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization

Litman Gregory Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. Effective August 1, 2011, The Masters’ Select Funds Trust changed its name to the Litman Gregory Funds Trust. The Trust consists of four separate series: Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Smaller Companies Fund and Litman Gregory Masters Alternative Strategies Fund (each a “Fund” and collectively the “Funds”). Each Fund is diversified.

Litman Gregory Masters Equity Fund (“Equity Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded portfolio managers. The Equity Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

Litman Gregory Masters International Fund (“International Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded international portfolio managers. The International Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

Litman Gregory Masters Smaller Companies Fund (“Smaller Companies Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of three highly regarded smaller company portfolio managers. The Smaller Companies Fund offers one class of shares: Institutional Class shares.

Litman Gregory Masters Alternative Strategies Fund (“Alternative Strategies Fund”) seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes. The Alternative Strategies Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in accordance with accounting principles generally accepted in the United States of America.

A	Accounting Estimates. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

B	Security Valuation. Investments in securities and derivatives traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price (“NOCP”). Securities traded on an exchange for which there have been no sales are valued at the mean between the closing bid and asked prices. Debt securities maturing within 60 days or less are valued at amortized cost unless the Valuation Committee determines that amortized cost does not represent fair value. Securities for which market prices are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the securities are valued at fair value as determined in good faith by the Investment Managers that selected the security for the Funds’ portfolio and the Trust’s Valuation Committee in accordance with procedures approved by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Notes to Financial Statements	81

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Investments in other funds are valued at their respective net asset values as determined by those funds in accordance with the 1940 Act.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives trade in the over-the-counter market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

C	Senior Term Loans. The Alternative Strategies Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”), including banks. The Alternative Strategies Fund’s investment may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”).

D	Short sales. Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When each Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. A gain, limited to the price at which each Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. Each Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

E	Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian takes possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. The Funds’ policy states that the value of the collateral is at least 102% of the value of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited. At December 31, 2015, the Funds’ ongoing exposure to the economic return on repurchase agreements is shown on the Schedules of Investments.

F

Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign

82	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency transactions gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

G	Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency transactions. The Funds record realized gains or losses at the time the forward contract is settled. These gains and losses are reflected on the Statements of Operations as realized gain (loss) on foreign currency transactions. Counterparties to these forward contracts are major U.S. financial institutions. (See Note 7).

H	Financial Futures Contracts. Each Fund may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities, or securities that each Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, each Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. Each Fund recognizes a gain or loss equal to the daily variation margin. If market conditions move unexpectedly, each Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. (See Note 7).

I	Interest Rate Swaps. An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

J	Credit Default Swaps. During the year ended December 31, 2015 the Alternatives Strategies Fund entered into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statements of Operations. In the case of credit default swaps where the Fund is selling protection, the notional amount approximates the maximum loss. (See Note 7). For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

Notes to Financial Statements	83

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

K	Total Return Swaps. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of London Interbank Offered Rate (“LIBOR”) based cash flows. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. Total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the Statements of Assets and Liabilities. The other leg of the swap, usually LIBOR, is spread to reflect the non-Statements of Assets and Liabilities nature of the product. No notional amounts are exchanged with total return swaps. The total return receiver assumes the entire economic exposure – that is, both market and credit exposure – to the reference asset. The total return payer – often the owner of the reference obligation – gives up economic exposure to the performance of the reference asset and in return takes on counterparty credit exposure to the total return receiver in the event of a default or fall in value of the reference asset. (See Note 7).

L	Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a portfolio manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions. (See Note 7).

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

84	Litman Gregory Funds Trust

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Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund. (See Note 7).

Risks of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company.

M	Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

N	Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required. The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2015, and have determined that no provision for income tax is required in the Funds’ financial statements. Foreign securities held by the Funds may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds’ invest.

O	Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income and expenses and, where applicable, foreign tax withholding expenses are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method. Many expenses of the Trust can be directly attributed to a specific Fund. Each Fund is charged for expenses directly attributed to it. Expenses that cannot be directly attributed to a specific Fund are allocated among the Funds in the Trust in proportion to their respective net assets or other appropriate method. Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses. Class specific expenses, such as 12b1 expenses, can be directly attributed to that specific class.

P	Restricted Cash. At December 31, 2015, the Alternative Strategies Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Alternative Strategies Fund’s custodian as well as with brokers and is reflected in the Statements of Assets and Liabilities as Deposits at brokers and custodian for securities sold short, futures, options, and swaps. Restrictions may include legally restricted deposits held as compensating balances against short-term borrowing arrangements or contracts entered into with others.

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Q	Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees. As of December 31, 2015, there were no restricted securities held in the Funds.

R	Indemnification Obligations. Under the Funds’ organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman Gregory Fund Advisors, LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

	Contractual Management Rate
Fund	First $450 million	Excess of $450 million	First $750 million	Excess of $750 million	First $1 billion	Excess of $1 billion	First $2 billion	Between $2 and $3 billion	Between $3 and $4 billion	Excess of $4 billion
Equity	—	—	1.10%	1.00%	—	—	—	—	—	—
International	—	—	—	—	1.10%	1.00%	—	—	—	—
Smaller Companies	1.14%	1.04%	—	—	—	—	—	—	—	—
Alternative Strategies	—	—	—	—	—	—	1.40%	1.30%	1.25%	1.20%

The Advisor engages sub-advisors to manage the Funds and pays the sub-advisors from its advisory fees.

Through April 30, 2016, the Advisor has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 1.00% of the average daily net assets of the Equity Fund, 0.81% of the average daily net assets of the International Fund, 1.04% of the average daily net assets of the Smaller Companies Fund and 1.32% of the average daily net assets of the Alternative Strategies Fund. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the year ended December 31, 2015, the amount of non-recoupable, contractual and voluntary fees waived, was $365,493, $3,825,355, $61,486 and $14,496 for Equity Fund, International Fund, Smaller Companies Fund and Alternative Strategies Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees. Through April 30, 2016, the Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the International Fund’s operating expenses and the Alternative Strategies Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs, (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement for the Institutional and Investor Classes will not exceed 0.99% and 1.24%, and 1.49% and 1.74%, respectively. For the year ended December 31, 2015, the amount waived contractually was $1,061,360 for the Alternative Strategies Fund. The International Fund’s expenses did not exceed the contractual expense cap for the year ended December 31, 2015. The Advisor may be reimbursed by the Alternative Strategies Fund no later than the end of the third fiscal year following the year of the waiver provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation and the expense limitation at the time of the waiver. The following table shows the waived or reimbursed expenses subject to potential recovery expiring on December 31:

Year Incurred	Expiration Year	Alternatives Strategies Fund
2013	2016	$848,585
2014	2017	1,068,408
2015	2018	1,061,360

State Street Bank and Trust Company (“State Street”) serves as the Administrator, Custodian and Fund Accountant to the Funds.

Boston Financial Data Services (“BFDS”), an affiliate of State Street, serves as the Funds’ Transfer Agent. The Funds’ principal underwriter is ALPS Distributors, Inc.

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An employee of the Advisor serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO receives no compensation from the Funds for his services, however, the Funds reimbursed the Advisor $57,752 annually for the services of the CCO.

No Sub-Advisors used their respective affiliated entity for purchases and sales of the Funds’ portfolio securities for the year ended December 31, 2015.

During the year ended December 31, 2015, each independent Trustee, within the meaning of the 1940 Act, was compensated by the Trust in the amount of $90,000.

Certain officers and Trustees of the Trust are also officers of the Advisor.

Note 4 – Distribution Plan

Certain Funds have adopted a Plan of Distribution (the “Plan”) dated February 25, 2009, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Investor Classes of the Equity Fund, International Fund and Alternative Strategies Fund will compensate broker dealers or qualified institutions with whom each Fund has entered into a contract to distribute Fund shares (“Dealers”). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Investor Classes, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the year ended December 31, 2015, the Equity, International and Alternative Strategies Funds’ Investor Classes incurred $208, $782,165 and $449,628, respectively, pursuant to the Plan. For the year ended December 31, 2015, the Alternative Strategies Fund had $122,300 of 12b-1 fee reimbursement.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of each Fund’s outstanding shares.

Note 5 – Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the year ended December 31, 2015, excluding short-term investments and U.S. government obligations, were as follows:

Fund	Purchases	Sales
Equity	$120,882,309	$194,580,775
International	712,641,627	869,753,703
Smaller Companies	33,514,242	52,728,998
Alternatives Strategies	1,941,148,649	1,517,983,532

During the year ended December 31, 2015, there were two transactions made in accordance with the established procedures pursuant to Rule 17a-7 (the exemption of certain purchase or sale transactions between an investment company and certain affiliated persons thereof). The first transaction, arranged by Wells Capital Management, Inc., on behalf of the Litman Gregory Masters Smaller Companies Fund, was made on December 9, 2015 in connection with the Smaller Companies Fund’s purchase of Clubcorp Holdings, Inc. The second transaction, also arranged by Wells Capital Management, Inc., on behalf of the Litman Gregory Masters Equity Fund, was made on December 9, 2015 in connection with the Equity Fund’s purchase of Steel Dynamics Inc. For the year ended December 31, 2015, such purchases and sales transactions were $553,757 and $356,329, and $356,329 and $553,757, in the Equity Fund and in the Smaller Companies Fund, respectively.

Note 6 – Fair Value of Financial Investments

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, U.S. Treasury inflation protected securities, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default

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rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 1 or Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

The following table provides the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for each Fund as of December 31, 2015. These assets and liabilities are measured on a recurring basis.

Equity Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$318,546,369	$—	$—	$318,546,369

Total Equity	318,546,369	—	—	318,546,369

Short-Term Investments
Repurchase Agreements	—	16,255,000	—	16,255,000

Total Investments in Securities	$318,546,369	$16,255,000	$—	$334,801,369

(a)	See Fund’s Schedule of Investments for sector classifications.

There were no transfers between any levels in the Fund as of December 31, 2015.

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International Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity
Common Stocks
Australia	$—	$42,889,411	$—	$42,889,411
Belgium	—	21,864,328	—	21,864,328
Brazil	—	11,613,704	—	11,613,704
Canada	24,083,325	—	—	24,083,325
China	27,687,365	—	—	27,687,365
Denmark	—	66,515,827	—	66,515,827
Finland	—	45,409,266	—	45,409,266
France	—	180,505,025	—	180,505,025
Germany	—	83,645,047	—	83,645,047
Ireland	30,343,437	—	—	30,343,437
Japan	—	109,679,386	—	109,679,386
Netherlands	—	47,698,388	—	47,698,388
Philippines	—	12,019,568	—	12,019,568
South Korea	—	18,879,263	—	18,879,263
Spain	—	70,824,985	—	70,824,985
Switzerland	—	116,478,099	—	116,478,099
United Kingdom	53,478,386	178,076,067	—	231,554,453
United States	30,273,098	—	—	30,273,098

Total Equity	165,865,611	1,006,098,364	—	1,171,963,975

Short-Term Investments
United States	—	90,226,000	—	90,226,000

Total Short-Term Investments	—	90,226,000	—	90,226,000

Total Investments in Securities	$165,865,611	$1,096,324,364	$—	$1,262,189,975

Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$3,879,312	—	—	$3,879,312

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

There	were no transfers between any levels in the Fund as of December 31, 2015.

Smaller Companies Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$38,541,950	$—	$—	$38,541,950

Total Equity	38,541,950	—	—	38,541,950

Short-Term Investments
Repurchase Agreements	—	2,339,000	—	2,339,000

Total Investments in Securities	$38,541,950	$2,339,000	$—	$40,880,950

(a)	See Fund’s Schedule of Investments for sector classifications.

There were no transfers between any levels in the Fund as of December 31, 2015.

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Alternative Strategies Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs		Total
Equity(a)
Common Stocks	$448,326,658	$767,880	$1,346,957	**	$450,441,495
Exchange-Traded Funds	9,409,656	—	—		9,409,656
Limited Partnerships	—	—	1,361,208	**	1,361,208
Preferred Stocks	568,707	—	1,666,000	**	2,234,707

Total Equity	458,305,021	767,880	4,374,165	**	463,447,066

Rights/Warrants	—	2,973,428	—		2,973,428
Short-Term Investments
Treasury Bills	—	1,699,918	—		1,699,918
Repurchase Agreements	—	200,114,000	—		200,114,000

Total Short-Term Investments	—	201,813,918	—		201,813,918

Fixed Income
Asset-Backed Securities	—	41,393,401	3,112,917	**	44,506,318
Bank Loans	—	26,614,536	—		26,614,536
Convertible Bonds	—	18,293,480	—		18,293,480
Corporate Bonds	—	216,683,325	3,214,895	**	219,898,220
Government Securities & Agency Issue	—	23,358,944	—		23,358,944
Mortgage-Backed Securities	—	336,402,855	323,792	(1)	336,726,647
Municipal Bonds	—	14,426,250	—		14,426,250

Total Fixed Income	—	677,172,791	6,651,604	**	683,824,395

Purchased Options	429,322	588,310	—		1,017,632

Total Investments in Securities in Assets	$458,734,343	$883,316,327	$11,025,769	**	$1,353,076,439

Short Sales
Common Stocks	(98,245,129)	—	(6	)**	(98,245,135)
Exchange-Traded Funds	(12,700,620)	—	—		(12,700,620)
Corporate Bonds	—	(2,002,851)	—		(2,002,851)

Total Short Sales	(110,945,749)	(2,002,851)	(6	)**	(112,948,606)

Total Investments in Securities in Liabilities	$(110,945,749)	$(2,002,851)	$(6	)**	$(112,948,606)

Other Financial Instruments*
Forwards Foreign Currency Exchange Contracts	(154,262)	—	—		(154,262)
Futures	(250,396)	—	—		(250,396)
Swaps - Interest Rate	—	440,260	—		440,260
Swaps - Credit Default	—	892,059	—		892,059
Swaps - Total Return	—	139,005	—		139,005
Written Options	(191,532)	(121,362)	—		(312,894)

(a)	See Fund’s Schedule of Investments for sector classifications.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the Alternative Strategies Fund.

(1)	These securities were priced by a pricing service; however, the Advisor/Sub-Advisor used their fair value procedures based on other available inputs which more accurately reflected the current fair value of these securities.

Transfer from Level 3 to Level 2 in the amount of $659,505 in the Alternative Strategies Fund was due to the availability of daily pricing from an approved pricing service.

Transfer from Level 2 to Level 3 in the amount of $87,835 in the Alternative Strategies Fund was to account for the potential discount for selling odd-lot fixed income securities at the round-lot prices provided by pricing services.

The amount of transfers in and out are reflected at the securities’ fair value at the beginning of the year. The Fund elected to change its policy for accounting from transfers between levels from the end of the year to the beginning of the year.

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Note 7 – Other Derivative Information

At December 31, 2015, the Funds are invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

International Fund
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on forward foreign currency exchange contracts	$4,624,982	Unrealized loss on forward foreign currency exchange contracts	$(745,670)

Alternative Strategies Fund
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on forward foreign currency exchange contracts	$556,206	Unrealized loss on forward foreign currency exchange contracts	$(710,468)
		Investments in securities(1)	164	Written options	—
Interest rate		Unrealized gain on swap contracts	440,260	Unrealized loss on swap contracts	—
		Unrealized gain on futures contracts*	—	Unrealized loss on futures contracts*	(136,943)
		Investments in securities(1)	588,146	Written options	(121,362)
Credit		Unrealized gain on swap contracts**	1,065,279	Unrealized loss on swap contracts	(173,220)
Equity		Unrealized gain on swap contracts	190,891	Unrealized loss on swap contracts	(51,886)
		Unrealized gain on futures contracts*	—	Unrealized loss on futures contracts*	(113,453)
		Investments in securities(1)	429,322	Written options	(191,532)

	Total		$3,270,268		$(1,498,864)

(1)    Generally, the Statements of Assets and Liabilities location for “Purchased Options” is “Investments in securities”

*      Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

**     Includes cumulative appreciation/depreciation on centrally cleared swaps.

For the year ended December 31, 2015, the effect of derivative contracts in the Funds’ Statements of Operations were as follows:

International Fund

	Statements of Operations
Risk	Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount(a)
Currency	Forward foreign currency exchange contracts(1)	$16,329,694	$(2,872,003)	$173,197,667

(a)	Quarterly average notional values are based on the average of quarterly end contract values for the year ended December 31,
2015.

(1)	Forward foreign currency exchange contracts are included in Foreign currency transactions in the Statements of Operations

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Alternative Strategies Fund

	Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Quarterly Average Notional Amount
Currency		Forward foreign currency exchange contracts(1)	$5,958,822	$(1,049,732)	104,300,448	(a)
		Purchased option contracts(2)	736,061	(305,152)	25,166,000	(b)
		Written option contracts	47,533	(45,970)	7,380,000	(b)
Interest rate		Swap contracts	154,602	440,260	47,174,000	(b)(c)
		Future contracts	(217,928)	(136,943)	105,563,147	(b)
		Purchased option contracts(2)	76,741	(404,207)	511,260,000	(b)
		Written option contracts	18,337	252,648	69,920,000	(b)
Credit		Swap contracts	(278,566)	928,405	15,134,275	(b)(c)
Equity		Swap contracts	964,029	140,095	2,169,040	(b)(c)
		Future contracts	930,466	282,609	8,290,544	(b)
		Purchased option contracts(2)	(6,760,800)	592,439	16,490	(d)
		Written option contracts	2,873,930	(91,090)	3,436	(d)

	Total		$4,503,227	$603,362

(a)	Quarterly average notional values are based on the average of quarterly end contract values for the year ended December 31, 2015.

(b)	Quarterly average notional values are based on the average of quarterly end notional balances for the year ended December 31, 2015.

(c)	Notional amount is denoted in local currency.

(d)	Quarterly average contracts are based on the average of quarterly end contracts for the year ended December 31, 2015.

(1)	Forward foreign currency exchange contracts are included in Foreign currency transactions in the Statements of Operations.

(2)	Generally, the Statements of Operations location for “Purchased Options” is “Investments”.

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

At December 31, 2015, Equity Fund, International Fund, Smaller Companies Fund and Alternative Strategies Fund had investments in repurchase agreements with a gross value of $16,255,000, $90,226,000, $2,339,000 and $200,114,000, respectively, which are reflected as repurchase agreements on the Statements of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

The following tables represent the ASU 2013-01 disclosure for derivative instruments related to offsetting assets and liabilities for each of the Funds as of December 31, 2015:

International Fund

	Derivative Assets				Derivative Liabilities
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
State Street Bank and Trust	$—	$—	$4,624,982	$4,624,982	$—	$(745,670)	$—	$(745,670)	$3,879,312	$—	$3,879,312

Total	$—	$—	$4,624,982	$4,624,982	$—	$(745,670)	$—	$(745,670)	$3,879,312	$—	$3,879,312

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Alternative Strategies Fund

	Derivative Assets				Derivative Liabilities
Counterparty	Purchased Options	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Written Options	Futures(1)	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
Bank of America N.A.	$491,568	$11,905	$192,408	$695,881	$(8,277)	$(524,883)	$(121,362)	—	$(654,522)	$41,359	$(41,359)	$—
Barclays Bank plc	—	428,355	—	428,355	(25,465)	—	—	—	(25,465)	402,890	(402,890)	—
Citigroup Global Markets, Inc.	—	503,048	—	503,048	—	—	—	—	—	503,048	(503,048)	—
Credit Suisse International	—	—	233,921	233,921	—	(181,330)	—	—	(181,330)	52,591	—	52,591
Deutsche Bank Securities, Inc.	96,742	—	12,559	109,301	(139,478)	—	—	—	(139,478)	(30,177)	—	(30,177)
Goldman Sachs & Co.	80,824	—	116,305	197,129	—	(4,255)	(191,532)	—	(195,787)	1,342	—	1,342
JP Morgan Chase Bank NA	—	—	—	—	—	—	—	(250,396)	(250,396)	(250,396)	250,396	—
Morgan Stanley & Co.	348,498	—	1,013	349,511	—	—	—	—	—	349,511	—	349,511
Morgan Stanley Capital Services, Inc.	—	678,721	—	678,721	(51,886)	—	—	—	(51,886)	626,835	(626,835)	—

Total	$1,017,632	$1,622,029	$556,206	$3,195,867	$(225,106)	$(710,468)	$(312,894)	(250,396)	$(1,498,864)	$1,697,003	$(1,323,736)	$373,267

(1)	Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Note 8 – Commitments and Contingencies

The Alternative Strategies Fund’s investment portfolio may contain debt investments that are in the form of unfunded loan commitments, which required the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements.

At December 31, 2015, unfunded loan commitments for the Alternative Strategies Fund were as follows:

Borrower	Unfunded Commitment
Soundholdings FP	$867,224
Muse Residences	642,228
SLS Hotel	211,278
Echo Brickell	190,584
801 S. Broadway	150,857
365 Bond St.	147,469

Total	$2,209,640

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 9 – Income Taxes and Distributions to Shareholders

As of December 31, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
Tax cost of Investments	$261,809,275	$1,223,352,139	$44,221,915	$1,354,995,825
Gross Tax Unrealized Appreciation	86,751,135	143,600,247	6,440,221	57,384,055
Gross Tax Unrealized Depreciation	(13,759,041)	(104,762,411)	(9,781,186)	(59,303,441)

Net Tax unrealized appreciation (depreciation) on investments	72,992,094	38,837,836	(3,340,965)	(1,919,386)
Net Tax unrealized appreciation (depreciation) on forward foreign currency exchange contracts, foreign currency, swaps, futures and short sales	(1,874)	(131,604)	—	6,491,940

Net Tax unrealized appreciation (depreciation)	72,990,220	38,706,232	(3,340,965)	4,572,554

Undistributed Ordinary Income	26,669	28,813,724	—	3,932,433

Undistributed Long-Term Capital Gains	1,440,126	—	—	—

Capital Loss Carry Forward	—	(151,715,006)	(19,978,541)	(32,096,812)

Current Year Ordinary Late Year Losses	—	—	—	—

Post-October Capital Losses	—	—	(740,788)	—

Other Accumulated Losses	—	—	—	—

Total accumulated gain/(loss)	$74,457,015	$(84,195,050)	$(24,060,294)	$(23,591,825)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales, passive foreign investment company adjustments, straddle loss deferrals, partnership basis adjustments, tips adjustments and constructive sales.

For the year ended December 31, 2015, the Funds utilized the following amounts of capital loss carryforwards:

Fund	Capital Loss Carryover Utilized
Equity Fund	$—
International Fund	—
Smaller Companies Fund	246,434
Alternatives Strategies Fund	—

The capital loss carry forwards for each Fund were as follows:

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
Capital Loss Carryover
Expires 12/31/17	$—	$(89,568,027)	$(19,978,541)	$—
Perpetual Short-Term	—	(47,676,693)	—	(32,096,812)
Perpetual Long-Term	—	(14,470,286)	—	—

Total	$—	$(151,715,006)	$(19,978,541)	$(32,096,812)

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2015, the following table shows the reclassifications made:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/ (Loss)	Paid In Capital
Equity Fund*	$(486,676)	$(3,984,670)	$4,471,346
International Fund*	14,192,375	(14,192,375)	—
Smaller Companies Fund*	458,131	110,377	(568,508)
Alternative Strategies Fund*	5,423,442	(5,412,752)	(10,690)

*	The permanent differences primarily relate to paydowns, partnerships, foreign currency gains/losses, net operating losses, equalization adjustments, swap dividend reclass and short dividend expense reclass.

The tax composition of dividends (other than return of capital dividends), for the years ended December 31, 2015 and 2014 was as follows:

	2015		2014
Fund	Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
Equity Fund	$1,894,726	$28,210,635	$10,455,161	$32,592,367
International Fund	$20,534,121	$—	$17,455,894	$—
Smaller Companies Fund	$—	$—	$—	$—
Alternative Strategies Fund	$35,016,425	$3,907,139	$27,892,987	$2,664,151

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2015.

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies, late year losses, and PFIC adjustments.

Note 10 – Line of Credit

The Trust had an unsecured, committed $75,000,000 line of credit with the Custodian, for the Equity Fund, International Fund and Smaller Companies Fund (the “Three Funds”) which expired on May 13, 2015. Borrowings under this agreement bear interest at the higher of the federal funds rate or overnight libor plus 1.00% per annum. As compensation for holding the lending commitment available, the Trust paid 0.10% per annum fee on the unused portion of the commitment on the unsecured line, which was allocated among the three Funds based on their relative net assets. The fee was payable quarterly in arrears.

Effective May 8, 2015, the Trust entered into an unsecured, uncommitted $75,000,000 line of credit with the Custodian, for the Equity Fund, International Fund and Smaller Companies Fund (the “Three Funds”) expiring on May 6, 2016. Borrowings under this agreement bear interest at the higher of the federal funds rate or the one month LIBOR rate plus 1.00% per annum. There is no annual commitment fee on this uncommitted line of credit. The Trust also has a secured $100,000,000 line of credit with the Custodian for the Alternative Strategies Fund expiring on July 28, 2016. The line of credit is secured by a general security interest in substantially all of the Alternative Strategies Fund’s assets. Borrowings under this agreement bear interest at the higher of the federal funds rate or the overnight LIBOR rate plus 1.10% per annum. As compensation for holding the lending commitment available, the Trust pays a tiered commitment fee (0.15%/0.20% based on usage) on the unused portion of the commitment on the secured line, which is paid for by the Alternative Strategies Fund. The fee is payable quarterly in arrears.

Amounts outstanding to the Three Funds under the Facility at no time shall exceed in the aggregate at any time the least of (a) $75,000,000; (b) 10% of the value of the total assets of each Fund less such Fund’s total liabilities not represented by senior securities less the value of any assets of the Fund pledged to, or otherwise segregated for the benefit of a party other than the Bank and in connection with a liability not reflected in the calculation of the Fund’s total liabilities. Amounts outstanding for the Alternative Strategies Fund at no time shall exceed in the aggregate at any time, the lesser of the (a) Borrowing Base, (b) the Facility amount of $100,000,000 and (c) should not have an aggregate amount of outstanding senior securities representing indebtedness the least of (i) 33 1/3% of the Alternative Strategies Fund’s net assets and (ii) the maximum amount that the Fund would be permitted to incur pursuant to applicable law.

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NOTES TO FINANCIAL STATEMENTS – (Continued)

For the year ended December 31, 2015, the interest expense was $273,928 for Alternative Strategies Fund and there was no balance outstanding at the end of the year. For the year ended December 31, 2015, there were no borrowings for the International Fund and Smaller Companies Fund, and there was no balance outstanding at the end of the year. For the year ended December 31, 2015, the interest expense was $4,978 for the Equity Fund, and there was an outstanding balance of $14,000,000 for the Equity Fund at December 31, 2015. The average borrowing for the year ended December 31, 2015 for the Equity Fund and Alternative Strategies Fund for the period the line was drawn was $14,000,000 and $30,597,561, at an average borrowing rate of 1.422% and 1.234%, respectively.

Note 11 – Principal Risks

Below are summaries of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s net asset value, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read a Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•	Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba through C by Moody’s Investors Service (“Moody’s”) or BB through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. There is no limit to the Alternative Strategies Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

•	Capital Structure Arbitrage Risk. The perceived mispricing identified by the sub-advisor may not disappear or may even increase, in which case losses may be realized.

•	Convertible Arbitrage Risk. Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. A Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.

•	Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•	Credit Risk. This is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

•	Currency Risk. This is the risk that investing in foreign currencies may expose the Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency. The Fund may invest in foreign currencies for investment and hedging purposes.

•	Debt Securities Risk. This is the risk that the value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates. In recent years, dealer capacity in the debt and fixed income markets appears to have undergone fundamental changes, including a reduction in dealer market-making capacity. These changes have the potential to decrease substantially liquidity and increase volatility in the debt and fixed income markets.

•	Derivatives Risk. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

•	Options Risk. This is the risk that an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves and may be subject to a complete loss of the amounts paid as premiums to purchase the options.

•	Futures Contracts Risk. This is the risk that an investment in futures contracts may be subject to losses that exceed the amount of the premiums paid and may subject the Alternative Strategies Fund’s net asset value to greater volatility.

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NOTES TO FINANCIAL STATEMENTS – (Continued)

•	P-Notes Risk. This is the risk that the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities as well as additional risks, such as counterparty risk.

•	Swaps Risk. Risks inherent in the use of swaps include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Alternative Strategies Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

•	Distressed Companies Risk. The Fund may invest a portion of its assets in securities of distressed companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may be difficult to value accurately or may become worthless.

•	Emerging Markets Risk. The Fund may invest a portion of its assets in emerging market countries. Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Such risks could include those related to government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•	Foreign Investment and Emerging Markets Risks. This is the risk that an investment in foreign (non-U.S.) securities may cause the Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, currency blockages, political and economic instability, differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, and smaller and less-strict regulation of securities markets. These risks are greater in emerging markets. There is no limit to the Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities; however, some Funds may invest a portion of their assets in stocks of companies based outside of the United States.

•	Interest Rate Risk. This is the risk that debt securities will decline in value because of changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average Portfolio duration.

•	Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the Fund’s portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing.

•	Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Fund.

•	Merger Arbitrage Risk. This is the risk that a proposed reorganization in which the Fund invests may be renegotiated or terminated.

•	Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•	Multi-Style Management Risk. Because portions of the Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

•	Portfolio Turnover Risk. This is the risk that the Alternative Strategies Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of the Alternative Strategies Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period.

High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax

Notes to Financial Statements	97

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NOTES TO FINANCIAL STATEMENTS – (Continued)

consequences to the Fund’s shareholders as compared to shares in investment companies that hold investments for a longer period.

•	Smaller Companies Risk. The Fund may invest a portion of its assets in the securities of small- and mid-sized companies. Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•	Short Sale Risk. This is the risk that the value of a security the Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•	Unfavorable Tax Treatment Risk. This is the risk that a material portion of the Alternative Strategies Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the Fund through pre-tax or tax-deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.

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OTHER INFORMATION – (Unaudited)

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188.

This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.mastersfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

Board Consideration of and Continuation and Renewal of Investment Advisory Agreements

At an in-person meeting held on December 2, 2015 (the “Meeting”), the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), considered and approved for an additional one-year term through December 31, 2016 (i) the Unified Investment Advisory Agreement (the “Investment Advisory Agreement”) between the Trust and Litman Gregory Fund Advisors, LLC (the “Advisor”) with respect to the Litman Gregory Masters Equity Fund (the “Equity Fund”), the Litman Gregory Masters International Fund (the “International Fund”), the Litman Gregory Masters Smaller Companies Fund (the “Smaller Companies Fund”) and the Litman Gregory Masters Alternative Strategies Fund (the “Alternative Strategies Fund”) (each of the Equity Fund, the International Fund, the Smaller Companies Fund and the Alternative Strategies Fund, a “Fund,” and collectively, the “Funds”), and (ii) the investment sub-advisory agreements (the “Investment Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreement, the “Advisory Agreements”) between the Advisor and (a) each of Davis Selected Advisers, L.P., Fiduciary Management, Inc., Harris Associates L.P. (“Harris”), Nuance Investments, LLC, Sands Capital Management, LLC, and Wells Capital Management Inc. (“Wells”) with respect to the Equity Fund; (b) each of Harris, Lazard Asset Management LLC, Northern Cross, LLC, and Thornburg Investment Management, Inc. with respect to the International Fund; (c) each of Cove Street Capital, LLC, First Pacific Advisors, LLC (“First Pacific”), and Wells with respect to the Smaller Companies Fund; and (d) each of DoubleLine Capital LP, First Pacific, Loomis, Sayles & Company, L.P., Passport Capital, LLC, and Water Island Capital, LLC with respect to the Alternative Strategies Fund (each of the foregoing sub-advisors, a “Sub-Advisor,” and collectively, the “Sub-Advisors”). The Board, including the Independent Trustees, also approved the continuation for an additional one-year term through April 30, 2017 of (1) the Restated Contractual Advisory Fee Waiver Agreement between the Trust, on behalf of the Funds, and the Advisor (the “Fee Waiver Agreement”); (2) the Operating Expenses Limitation Agreement between the Trust, on behalf of the Alternative Strategies Fund, and the Advisor (the “Alternative Strategies Fund Expenses Limitation Agreement”); and (3) the Operating Expenses Limitation Agreement between the Trust, on behalf of the International Fund, and the Advisor (the “International Fund Expenses Limitation Agreement,” and collectively with the Advisory Agreements, the Fee Waiver Agreement and the Alternative Strategies Fund Expenses Limitation Agreement, the “Agreements”).

Prior to the Meeting, the Independent Trustees had requested detailed information from the Advisor regarding the Funds. The materials provided by the Advisor were extensive, including advisory fee and expense comparisons, performance comparisons, Advisor profitability information, and a summary of compliance programs of the Sub-Advisors. In addition, the Independent Trustees discussed the approval or renewal of the Agreements with representatives of the Advisor and were advised by independent counsel on these and other relevant matters.

Other Information	99

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OTHER INFORMATION – (Unaudited) – (Continued)

The Board also noted that it had received extensive information about, and in-person presentations from various members of senior management at the Advisor regarding, the Funds throughout the year, including, without limitation, information on and/or discussion of the Funds’ and each Sub-Advisor’s investment results; portfolio composition; portfolio trading practices; shareholder services; advisory fees and expense comparisons; the Advisor’s financial condition and profitability; compliance monitoring by the Advisor; the personnel at the Advisor and the Sub-Advisors providing investment management, compliance and other services to the Funds; and the Advisor’s process for selecting Sub-Advisors for the Funds as well as the Advisor’s ongoing oversight of the Sub-Advisors.

The information provided to the Board at the Meetings, together with the information provided to the Board throughout the year, formed the primary (but not exclusive) basis for the Board’s determinations. The Board did not identify any single issue or particular datum point that, in isolation, would be a controlling factor in its decision to approve or renew the Agreements. Rather, the Board considered the total mix of information provided. The following summary describes the key factors considered by the Independent Trustees (as well as the Board).

1.    Nature, extent and quality of services

The Independent Trustees considered the depth and quality of the Advisor’s investment management process, including its sophisticated monitoring and oversight of the Sub-Advisors; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Independent Trustees also considered that the Advisor provided personnel to serve as officers of the Trust, including the Trust’s Chief Compliance Officer (“CCO”), and that the services of the CCO were provided at a nominal cost to the Trust. The Independent Trustees discussed the high level of sub-advisor due diligence continually being undertaken by the Advisor. The Independent Trustees also noted the high quality of the non-advisory management services provided by the Advisor, such as responsiveness to shareholder inquiries and requests of the Board, as well as the preparation of high quality shareholder communications and the development of targeted marketing programs for the Funds. In addition, the Independent Trustees noted that, because the Advisor is a significant shareholder in the Funds, the Advisor has an additional incentive to ensure that the Funds perform well for the shareholders. The Independent Trustees also noted that the members of senior management of the Advisor, including those members of the Board who are “interested persons” of the Trust within the meaning of the 1940 Act, as well as the Independent Trustees themselves have made significant investments in the Funds.

The Independent Trustees also considered the Advisor’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its adherence to and continual enhancement of those programs; its efforts to keep the Board informed; and its attention dedicated to matters that may involve potential conflicts of interest with a Fund. The Independent Trustees noted the extent and effectiveness of the Advisor’s compliance operations and the Advisor’s oversight of the Sub-Advisors’ and other service providers’ compliance operations.

The Independent Trustees then reviewed various materials relating to the Sub-Advisors, including copies of each Investment Sub-Advisory Agreement; copies of the Form ADV for each Sub-Advisor; information on assets of the Funds managed and fees charged by each Sub-Advisor; a summary of the compliance programs of the Sub-Advisors; and an oral report by the CCO on each Sub-Advisor’s commitment to compliance. The Independent Trustees also considered the Advisor’s lengthy and extensive due diligence process for selecting and monitoring each Sub-Advisor.

The Independent Trustees concluded that the nature, overall quality, and extent of the services provided and to be provided by the Advisor and the Sub-Advisors are fully satisfactory.

2.    Investment results

The Independent Trustees reviewed the short-term and long-term performance of each Fund on both an absolute basis and in comparison to peer funds and benchmark indices. They also considered information regarding the selection, and discussed the appropriateness, of such peer funds and benchmark indices. The Independent Trustees considered the overall performance of the Funds as well as the performance of each Sub-Advisor within each Fund as compared to each Sub-Advisor’s own comparable mutual fund(s) (if applicable). The Independent Trustees focused on longer-term performance, which they believe is more important than short, isolated periods for purposes of evaluating each Fund’s success in meeting its investment objective.

In particular, the Independent Trustees relied upon, among others, a report assembled by Keil Fiduciary Strategies LLC (“KFS”) (not affiliated with the Advisor) (the “KFS Report”). The Independent Trustees noted that KFS, and not the Advisor, selected the peer funds used in the KFS Report and that the Advisor had supplemented the KFS Report with additional performance comparisons.

For the Equity Fund, the Independent Trustees compared its investment results for its Institutional shares to a number of benchmarks, including (1) the Russell 3000 Index (the “Equity Market Benchmark”); (2) the Morningstar Large Growth Category (the “Equity Morningstar Category”); and (3) the KFS Peer Group for the Equity Fund (together with the Equity Morningstar Category, the “Equity Fund Benchmarks”). The Independent Trustees noted that, with respect to multi-year periods, the Equity Fund outperformed

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OTHER INFORMATION – (Unaudited) – (Continued)

the Equity Fund Benchmarks and the Equity Market Benchmark for the three-year and fifteen-year periods ended September 30, 2015. The Independent Trustees further noted that, with respect to single-year periods ended September 30, the Equity Fund outperformed the Equity Fund Benchmarks in seven of the last fifteen years and outperformed the Equity Market Benchmark in seven of the last fifteen years. The Independent Trustees found that the performance of the Institutional shares of the Equity Fund was in the fifth quintile of the Equity Morningstar Category for the one-year and ten-year periods ended September 30, 2015, the third quintile for the three-year period ended September 30, 2015, the fourth quintile for the five-year period ended September 30, 2015, and the second quintile for the fifteen-year period ended September 30, 2015 (the first quintile being the best performing funds and the fifth quintile being the worst performing funds).

For the International Fund, the Independent Trustees compared its investment results for its Institutional shares to (1) the Russell Global ex-U.S. Index (the “International Market Benchmark”); (2) the Morningstar Foreign Large Blend Category (the “International Morningstar Category”); and (3) the KFS Peer Group for the International Fund (together with the International Morningstar Category, the “International Fund Benchmarks”). The Independent Trustees noted that, with respect to multi-year periods, the International Fund outperformed the International Market Benchmark and the International Fund Benchmarks for the one-year, three-year, five-year, ten-year and fifteen-year periods ended September 30, 2015. The Independent Trustees further noted that, with respect to single-year periods ended September 30, the International Fund outperformed the International Fund Benchmarks in six of the last fifteen years, four of those by a significant margin, and outperformed the International Market Benchmark in six of the last fifteen years. The Independent Trustees found that the performance of the Institutional shares of the International Fund was in the second quintile of the International Morningstar Category for the one-year period ended September 30, 2015, the first quintile for the three-year, ten-year and fifteen-year periods ended September 30, 2015, and the third quintile for the five-year period ended September 30, 2015.

For the Smaller Companies Fund, the Independent Trustees compared its investment results for its Institutional shares to (1) the Russell 2000 Index (the “Smaller Companies Market Benchmark”); (2) the Morningstar Small Blend Category (the “Smaller Companies Morningstar Category”); and (3) the KFS Peer Group for the Smaller Companies Fund (together with the Smaller Companies Morningstar Category, the “Smaller Companies Fund Benchmarks”). The Independent Trustees noted that, with respect to multi-year periods, the Smaller Companies Fund underperformed the Smaller Companies Fund Benchmarks and the Smaller Companies Market Benchmark for the one-year, three-year, five-year and ten-year periods ended September 30, 2015. The Independent Trustees further noted that, with respect to single-year periods ended September 30, the Smaller Companies Fund outperformed the Smaller Companies Fund Benchmarks in five of the last twelve years and outperformed the Smaller Companies Market Benchmark in six of the last twelve years. The Independent Trustees found that the performance of the Institutional shares of the Smaller Companies Fund was in the fifth quintile of the Smaller Companies Morningstar Category for the one-year, three-year and ten-year periods ended September 30, 2015 and the fourth quintile for the five-year period ended September 30, 2015.

For the Alternative Strategies Fund, the Independent Trustees compared its investment results for its Institutional shares to (1) the Barclays U.S. Aggregate Bond Index (the “Alternative Strategies Market Benchmark”); (2) the Morningstar Multi-Alternative Category (the “Alternative Strategies Morningstar Category”); and (3) the KFS Peer Group for the Alternative Strategies Fund (together with the Alternative Strategies Morningstar Category, the “Alternative Strategies Fund Benchmarks”). The Independent Trustees noted that, with respect to multi-year periods, the Alternative Strategies Fund outperformed the Alternative Strategies Fund Benchmarks for the one-year and three-year periods ended September 30, 2015 and outperformed the Alternative Strategies Market Benchmark for the three-year period ended September 30, 2015. The Independent Trustees further noted that, with respect to single-year periods ended September 30, the Alternative Strategies Fund outperformed the Alternative Strategies Fund Benchmarks for each of the last four years and outperformed the Alternative Strategies Market Benchmark in three of the last four years. The Independent Trustees found that the performance of the Institutional shares of the Alternative Strategies Fund was in the second quintile of the Alternative Strategies Morningstar Category for the one-year and three-year periods ended September 30, 2015.

The Independent Trustees noted that the performance of the Sub-Advisors varies over time and noted and acknowledged the Advisor’s detailed monitoring of the Sub-Advisors’ investment results, particularly those Sub-Advisors that were experiencing periods of underperformance. The Independent Trustees noted and considered the comments by the Advisor with respect to underperforming Sub-Advisors, discussions at Board meetings throughout the year regarding the potential sources of underperformance and actions taken by the Advisor in response to underperformance by certain Sub-Advisors. The Independent Trustees considered the Advisor’s process for terminating Sub-Advisors and noted the Advisor’s continued willingness to terminate Sub-Advisors if the Advisor determined that the termination would be in the best interest of a Fund and its shareholders. The Independent Trustees also noted and considered the Advisor’s ability to attract and retain world-class investment managers to serve as Sub-Advisors to the Funds, as well as the Advisor’s extensive screening process before hiring a Sub-Advisor.

The Trustees noted the difficulty of fairly benchmarking the Funds in terms of performance. Ultimately, the Independent Trustees concluded that they were satisfied with the Funds’ overall performance records. The Independent Trustees further concluded that the Advisor was applying appropriate discipline and oversight to ensure that each Fund adhered to its stated investment objective and strategies, and the performance of the Sub-Advisors supported the decision to renew the Advisory Agreements.

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3.    Advisory fees and total expenses

The Independent Trustees reviewed the advisory fees and total expenses of each Fund and compared them with the advisory fees and total expenses of funds in the KFS Peer Group for each Fund. The Independent Trustees noted that the KFS Peer Group for each Fund was selected independently by KFS using a selection methodology designed to identify those funds most comparable to each Fund. The Independent Trustees further noted that in selecting the KFS Peer Group for each Fund, KFS considered various screening criteria, including, without limitation, fund type, category as determined by Morningstar, Inc., load/sales charge type, average net assets, and fund attributes. The Independent Trustees also noted that, to the extent possible without affecting KFS’ core peer fund selection methodologies, KFS had attempted to include funds which are considered by Morningstar to have a manager-of-managers structure in the KFS Peer Group for each Fund. The Independent Trustees then discussed various areas in which the Funds are different from the funds included in the KFS Peer Groups, including the minimum investment requirements and distribution channels.

The Independent Trustees noted that according to the KFS Report, the total expenses of each Fund are higher than the average or the median of the total expenses of the funds in the KFS Peer Group for such Fund. The Independent Trustees observed that each of the Equity Fund and the Smaller Companies Fund is among the three funds included in its respective KFS Peer Group that have the highest advisory fees, although other expenses of the Equity Fund and the Smaller Companies Fund are more competitive with the funds in their respective KFS Peer Group. The Independent Trustees noted that the International Fund has an advisory fee that is slightly higher than the average and the median of its KFS Peer Group. The Independent Trustees further noted that the Alternative Strategies Fund has an advisory fee that is lower than the average and the median of its KFS Peer Group but that its other expenses are higher than average compared to the funds in its KFS Peer Group. The Independent Trustees agreed that the Funds’ use of the manager of managers structure is a primary contributor to the relatively high advisory fees, and noted that the higher advisory fees allow shareholders of the Funds to have access to Sub-Advisors to which they otherwise might not have access and that the higher fees are fully justified by the long-term performance results of the Funds.

The Independent Trustees also noted the Advisor’s continued willingness to waive fees or reimburse operating expenses to maintain a competitive fee structure for each Fund and to pass through savings from fee breakpoints in any Sub-Advisor’s fee schedule to the applicable Fund’s shareholders. The Independent Trustees noted that the Fee Waiver Agreement was most recently amended effective May 20, 2013 to further increase the amount of fee waivers for certain Funds under the Fee Waiver Agreement. With respect to the Alternative Strategies Fund, the Independent Trustees noted that the Advisor has been waiving a portion of the advisory fee payable by the Fund and/or reimbursing a portion of the Fund’s operating expenses each year since its inception in order to ensure that its operating expenses do not exceed the operating expense cap specified in the Alternative Strategies Fund Expenses Limitation Agreement. With respect to the International Fund, the Independent Trustees took into account the International Fund Expenses Limitation Agreement, effective January 1, 2015, pursuant to which the Advisor has been waiving a portion of the advisory fee payable by the Fund and/or reimbursing a portion of the Fund’s operating expenses.

The Independent Trustees noted the United States Supreme Court’s guidance in Jones v. Harris Associates on the relevance of comparisons of advisory fees charged by the Advisor to other similarly managed separate accounts such as pension funds or other institutional investors. The Advisor presented to the Independent Trustees the advisory fees the Advisor and its affiliates charge their separately managed accounts and private investment funds (collectively, the “Other Accounts”). The Advisor explained, to the Independent Trustees’ satisfaction, various factors that contribute to the different fee schedules between the Funds and the Other Accounts, including the fact that the products the Advisor and its affiliates offer for the Funds (i.e., concentrated sub-portfolios managed by a selection of Sub-Advisors) and the Other Accounts are drastically different; that the services the Advisor and its affiliates provide for the Funds (i.e., the assembly and monitoring of the Sub-Advisors) are not readily available on the market; that the Other Accounts have much higher minimum investment requirements as compared to those of the Funds; and that certain compliance obligations and liquidity requirements are only applicable to the Funds and not the Other Accounts.

The Independent Trustees noted that the sub-advisory fees payable to the Sub-Advisors are separately negotiated with the Advisor and are paid out of the advisory fees the Advisor receives from the Funds. Given the existence of arm’s length bargaining between the Advisor and each Sub-Advisor, the Independent Trustees did not engage in an extensive discussion of sub-advisory fees and expenses.

Based on such review, the Independent Trustees concluded that the advisory fees and the total expenses of the Funds are reasonable in relation to the services the Funds receive from the Advisor and the Sub-Advisors.

4.     The Advisor’s financial information

The Independent Trustees reviewed information regarding the Advisor’s costs of managing the Funds and information regarding the profitability of the Advisor. The Independent Trustees also considered the extent to which economies of scale may be realized as each Fund grows and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Independent Trustees also noted that the Advisor had voluntarily forgone profits to subsidize the Funds when they were at lower asset levels.

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OTHER INFORMATION – (Unaudited) – (Continued)

The Advisor’s Costs and Profitability. The Independent Trustees noted that the Advisor appeared to be providing products that are competitively priced with other funds, especially funds with multiple sub-advisors. The Independent Trustees reviewed the total advisory fees, the amounts paid by the Advisor to the various Sub-Advisors, the general cost of the services provided by the Advisor and the Advisor’s retained portion of the total advisory fee. The Independent Trustees took note of information provided on advisory fees waived by the Advisor, noting that the Advisor had waived more than 3.8 million and 4.2 million of advisory fees payable under the Investment Advisory Agreement during the periods January 1, 2014 through December 31, 2014 and January 1, 2015 through September 30, 2015, respectively, and that the Advisor follows a policy of not charging advisory fees on unallocated cash.

The Independent Trustees also noted that the Advisor to date had not sought recoupment of any advisory fees waived under the Fee Waiver Agreement. The Independent Trustees also considered the Advisor’s continued willingness to invest in staff dedicated to the Funds, including several new hires in the research and marketing teams during the past few years. The Independent Trustees received information that assured them that the Advisor was financially sound and able to honor its sponsorship commitments to the Funds and that the Advisor’s expected profits under the Advisory Agreement are in the range of reasonableness for the mutual fund management industry. The Independent Trustees did not engage in an analysis of Fund-by-Fund profitability given the integrated nature of the Advisor’s management of the Funds.

The Independent Trustees did not engage in an extended analysis of Sub-Advisor profitability given the arm’s length nature of the bargaining between the Advisor and each Sub-Advisor and the difficulty in interpreting profitability information with respect to each Sub-Advisor due to, among others, the use of disparate accounting conventions, disparate ownership structures, and the fact that each Sub-Advisor managed only a portion of each Fund. The Independent Trustees also reviewed information regarding the structure and manner in which the Advisor’s and the Sub-Advisors’ investment professionals are compensated and how the compensation structures are designed to attract and retain high caliber personnel and to promote the long-term performance of the Funds.

Economies of Scale. The Independent Trustees noted that the Advisor has continued to take steps to reduce expenses of the Funds, including agreeing to amendments to the breakpoints in its fee schedules to provide for higher fee waivers, negotiating favorable terms with service providers and providing certain support services to the Funds on a cost only basis, which represents a sharing of economies of scale. In addition, the Independent Trustees took note of the investments in the Funds made by the Other Accounts, which help reduce costs for the Funds by increasing the asset base of the Funds. The Independent Trustees also took favorable note of the Advisor’s efforts to invest in its advisory organization to ensure strong research, analytic and marketing capabilities.

Ancillary Benefits. The Independent Trustees considered other actual and potential financial benefits to the Advisor, noting that the Advisor does not have any affiliates that materially benefit from the Advisor’s relationship to the Funds.

5.    Conclusions

Based on their review, including their non-exclusive consideration of each of the factors referred to above, the Independent Trustees as well as the Board concluded that the Agreements are fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received or would receive reasonable value in return for the advisory fees and other amounts paid to the Advisor, and that the renewal or approval, as applicable, of the Agreements would be in the best interests of each Fund and its shareholders. Each of the factors discussed above supported such approval.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Litman Gregory Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, securities sold short, financial futures contracts, swaps, written options and forward foreign currency exchange contracts of Litman Gregory Funds Trust comprising Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Smaller Companies Fund and Litman Gregory Masters Alternative Strategies Fund (the “Funds”) as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period or year ended December 31, 2011, were audited by other auditors whose report dated February 27, 2012, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Litman Gregory Funds Trust as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on each Fund’s financial statements and financial highlights as a whole. The information presented on pages 2 through 11, 14 through 20, 24 through 30, and 32 through 44, which is the responsibility of the Funds’ management, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the financial statements, and, accordingly, we do not express an opinion or provide any assurance on it.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

February 26, 2016

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Litman Gregory Funds Trust

INDEX DEFINITIONS

The ABX Indexes serve as a benchmark of the market for securities backed by home loans issued to borrowers with weak credit. The ABX 2006-2 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the second half of 2006. The ABX 2007-1 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the first half of 2007.

Barclays Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. The index includes U.S. treasury securities (non TIPS), government agency bonds, mortgage backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S.

Barclays Global Aggregate Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

Barclays U.S. Corporate High-Yield Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded.

CDX is a series of credit default swap indexes, used to hedge credit risk or to take a position on a basket of credit entities.

The FTSE Global All Cap ex U.S. Index is part of a range of indices designed to help U.S. investors benchmark their international investments. The index comprises large, mid and small cap stocks globally excluding the U.S. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

The HFRI Composite Index is a global, equal-weighted index of over 2,000 single-manager funds that report to HFR Database. Constituent funds report monthly net of all fees performance in US Dollar and have a minimum of $50 Million under management or a twelve (12) month track record of active performance.

The HFRI Event Driven Index: Consists of investment managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments.

The HFRI Event Driven Merger Arbitrage Index: Consists of merger arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. Merger arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur. Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits. Merger arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.

LIBOR stands for London Interbank Offered Rate. It’s an index that is used to set the cost of various variable-rate loans.

Morningstar Category Averages: Each Morningstar Category Average is representative of funds with similar investment objectives.

The MSCI ACWI captures large- and mid-cap representation across 23 Developed Markets and 23 Emerging Markets countries. With 2,491 constituents, the index covers approximately 85% of the global investable opportunity set.

The MSCI All Country World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

The MSCI All Country World ex U.S. Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with higher price-to-book ratios and higher forecasted growth values.

The MSCI All Country World ex U.S. Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

Index Definitions	105

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INDEX DEFINITIONS – (Continued)

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index measures the performance of the 2,000 largest companies in the Russell 3000 Index.

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as measured by total market capitalization, and represents about 98% of the U.S. stock market.

The Russell 3000 Growth Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have higher price-to-book ratios and higher forecasted growth rates.

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

The Russell Global ex-U.S. Large-Cap Index offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. The Russell Global ex U.S. Large Cap Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

The Russell Global Large-Cap Index offers investors access to the large-cap segment of the entire global equity market. The Russell Global Large Cap Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

The S&P 500 Index is widely regarded as the standard for measuring large-cap stock performance, and consists of 500 stocks that represent a sample of the leading companies in leading industries.

The SPDR S&P 500 ETF consists of 500 of the largest U.S. companies, and it is one of the most heavily traded securities in the world. It tracks the S&P 500 Index, and fund follows a full replication strategy, holding every stock in the index.

The Vanguard 500 Index Fund invests in 500 of the largest U.S. companies, which span many different industries and account for about three-fourths of the U.S. stock market’s value. This fund tracks the S&P 500 Index as closely as possible.

VIX is a trademarked ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. Often referred to as the fear index or the fear gauge, it represents one measure of the market’s expectation of stock market volatility over the next 30 day period.

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Indices are unmanaged, do not incur fees, and cannot be invested in directly.

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS

1.	Active Share measures the degree of difference between a fund portfolio and its benchmark index.

2.	Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

3.	Alt-A, or Alternative A-paper, is a type of U.S. mortgage that, for various reasons, is considered riskier than A-paper, or “prime”, and less risky than “subprime,” the riskiest category.

4.	A basis point is a value equaling one one-hundredth of a percent (1/100 of 1%).

5.	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

6.	Book value is the net asset value of a company, calculated by subtracting total liabilities and intangible assets from total assets.

7.	Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

8.	Capex (capital expenditures) are expenditures creating future benefits.

9.	Collateralized Loan Obligation (CLO) is a security backed by a pool of debt, often low-rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

10.	Combined ratio is a formula used by insurance companies to relate premium income to claims, administration and dividend expenses. It is used in the annual statement filed by an insurer with the state insurance department. It is calculated by dividing the sum of incurred losses and expenses by earned premium.

11.	Compound annual growth rate (CAGR) is the rate of growth of a number, compounded over several years.

12.	Conditional pre-payment rate is a loan prepayment rate that is equal to the proportion of the principal of a pool of loans that is assumed to be paid off prematurely in each period.

13.	Correlation is a statistical measure of how two securities move in relation to each other.

14.	Credit default swaps are swaps designed to transfer the credit exposure of fixed income products between parties. A credit default swap is also referred to as a credit derivative contract, where the purchaser of the swap makes payments up until the maturity date of a contract. Payments are made to the seller of the swap. In return, the seller agrees to pay off a third party debt if this party defaults on the loan.

15.	Discounted cash flow is calculated by multiplying future cash flows by discount factors to obtain present values.

16.	Diversification is the spreading of risk by putting assets in several categories of investments.

17.	Dividend yield is the return on an investor’s capital investment that a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over the course of a year and dividing by the stock’s price.

18.	Drawdown is the peak-to-trough decline during a specific record period of an investment, fund or commodity.

19.	Dry powder refers to cash reserves kept on hand to cover future obligations or purchase assets, if conditions are favorable.

20.	Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

21.	Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding

22.	EBITDA is a company’s earnings before interest, taxes, depreciation, and amortization.

23.	E-Mini Futures Are an electronically traded futures contract on the Chicago Mercantile Exchange that represents a portion of the normal futures contracts.

24.	Enterprise value is calculated by adding a corporation’s market capitalization, preferred stock, and outstanding debt together and then subtracting out the cash and cash equivalents.

25.	EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation, and amortization.

26.	EV/Sales is the ratio of enterprise value of a company divided by the total sales of the company for a particular period, usually one year.

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INDUSTRY TERMS AND DEFINITIONS – (Continued)

27.	FIES is Brazil’s student financing program Fundo de Financiamento ao Estudante de Ensino Superior or Financing of Higher Education Students

28.	Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends.

29.	Futures are financial contracts obligating the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or a financial instrument, at a predetermined future date and price. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange.

30.	Gross merchandise volume or GMV is a term used in online retailing to indicate a total sales dollar value for merchandise sold through a particular marketplace over a certain time frame.

31.	“Growth” stocks are generally considered to be stocks of companies with high expected earnings growth compared to “value” stocks. Because of this higher expected growth, growth stocks tend to be priced at a higher multiple of their current earnings than value stocks. However, the premium paid for growth stocks compared to value stocks can vary dramatically depending on the market environment.

32.	Industry cost curve is the standard microeconomic graph that shows how much output suppliers can produce at a given cost per unit. As a strategic tool, the cost curve applies most directly to commodity or near commodity industries, in which buyers get roughly the same value from a product regardless of who produces it.

33.	An interest rate future is a financial derivative (a futures contract) with an interest-bearing instrument as the underlying asset. It is a particular type of interest rate derivative. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures.

34.	Inverse floater (or inverse floating rate note) is a bond or other type of debt whose coupon rate has an inverse relationship to a benchmark rate.

35.	Inverse interest-only security is a security that pays a coupon inversely related to market rates (i.e., it moves in the opposite direction of interest rates), instead of paying a coupon corresponding to the interest payments homeowners (mortgagors) actually make.

36.	An Investment Grade bond is a bond with a rating of AAA to BBB; a Below Investment Grade bond is a bond with a rating lower than BBB

37.	Loss adjusted yields are those that already reflect the impact of assumed economic losses.

38.	Market capitalization (or market cap) is the total value of the issued shares of a publicly traded company; it is equal to the share price times the number of shares outstanding. MBA Refinance index is a weekly measurement put together by the Mortgage Bankers Association, a national real estate finance industry association, to predict mortgage activity and loan prepayments based on the number of mortgage refinance applications submitted.

39.	The Merrill Option Volatility Expectations Index (MOVE©) reflects a market estimate of future Treasury bond yield volatility. The MOVE index is a yield curve weighted index of the normalized implied volatility on 1-month Treasury options. The MOVE Index reports the average implied volatility across a wide range of outstanding options on the two-year, five-year, 10-year, and 30-year U.S. Treasury securities.

40.	Net operating profit after tax (NOPAT): A company’s potential cash earnings if its capitalization were unleveraged (that is, if it had no debt).

41.	Normalized earnings are earnings adjusted for cyclical ups and downs of the economy. Also, on the balance sheet, earnings adjusted to remove unusual or one-time influences.

42.	Operating cash flow is calculated by summing net profit, depreciation, change in accruals, and change in accounts payable, minus change in accounts receivable, minus change in inventories.

43.	Options are financial derivatives that represent a contract sold by one party (option writer) to another party (option holder). The contract offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date).

44.	Pair-wise correlation is the average of the correlations of each managers’ performance with each of the other managers on the fund.

45.	Personal consumption expenditure is the measure of actual and imputed expenditures of households, and includes data pertaining to durable and non-durable goods and services. It is essentially a measure of goods and services targeted towards individuals and consumed by individuals.

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INDUSTRY TERMS AND DEFINITIONS – (Continued)

46.	Present value is the current worth of a future sum of money or stream of cash flows given a specified rate of return.

47.	Price to book ratio is calculated by dividing the current market price of a stock by the book value per share.

48.	Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Similarly, multiples of earnings and cash flow are means of expressing a company’s stock price relative to its earnings per share or cash flow per share, and are calculated by dividing the current stock price by its earnings per share or cash per share. Forecasted earnings growth is the projected rate that a company’s earnings are estimated to grow in a future period.

49.	Price to sales (P/S) ratio is a tool for calculating a stock’s valuation relative to other companies, calculated by dividing a stock’s current price by its revenue per share.

50.	Prime or Prime Segment is a classification of borrowers, rates, or holdings in the lending market that are considered to be of high quality.

51.	Principal only securities are a type of fixed-income security where the holder is only entitled to receive regular cash flows that are derived from incoming principal repayments on an underlying loan pool.

52.	Private market value is the value of a company if each of its parts were independent, publicly traded entities.

53.	Prospective earnings growth ratio (PEG ratio): The projected one-year annual growth rate, determined by taking the consensus forecast of next year’s earnings, less this year’s earnings, and dividing the result by this year’s earnings.

54.	Quantitative Easing (QE) is a monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

55.	Return on capital (ROC) is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations. It is calculated by dividing net income by invested capital.

56.	Return on equity (ROE) is a measure of how well a company used reinvested earnings to generate additional earnings. Expressed as a percentage, it is calculated by dividing net worth at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends.

57.	Return on investment capital (ROIC) is calculated by subtracting dividends from net income and dividing by total capital.

58.	Sequential growth is a measure of a company’s short-term financial performance that compares the results achieved in a recent period to those of the period immediately preceding it.

59.	Sharpe ratio is the measure of a fund’s return relative to its risk. The Sharpe ratio uses standard deviation to measure a fund’s risk-adjusted returns. The higher a fund’s Sharpe ratio, the better a fund’s returns have been relative to the risk it has taken on. Because it uses standard deviation, the Sharpe ratio can be used to compare risk-adjusted returns across all fund categories.

60.	Short (or short position) is the sale of a borrowed security, commodity, or currency with the expectation that the asset will fall in value.

61.	A special situation is a particular circumstance involving a security that would compel investors to trade the security based on the special situation, rather than the underlying fundamentals of the security or some other investment rationale. A spin-off is an example of a special situation.

62.	Spot price is the current price at which a particular security can be bought or sold at a specified time and place.

63.	Standard deviation is a statistical measure of the historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

64.	Subprime refers to the credit quality of particular borrowers, who have weakened credit histories and a greater risk of loan default than prime borrowers. The market for lenders and borrowers of subprime credit includes the business of subprime mortgages, subprime auto loans and subprime credit cards, as well as various securitization products that use subprime debt as collateral.

65.	Swaps, traditionally, are the exchange of one security for another to change the maturity (bonds), quality of issues (stocks or bonds), or because investment objectives have changed. Recently, swaps have grown to include currency swaps and interest rate swaps.

66.	Swaption (swap option): The option to enter into an interest rate swap. In exchange for an option premium, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date

Industry Terms and Definitions	109

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS – (Continued)

67.	Tangible Book Value Per Share—TBVPS is a method of valuing a company on a per-share basis by measuring its equity after removing any intangible assets.

68.	Tracking error is the monitoring the performance of a portfolio, usually to analyze the extent to which its price movements conform or deviate from those of a benchmark.

69.	Upside/downside capture is a statistical measure that shows whether a given fund has outperformed—gained more or lost less than—a broad market benchmark during periods of market strength and weakness, and if so, by how much.

70.	Yield to Maturity is the rate of return anticipated on a bond if it is held until the maturity date.

71.	Z Bonds are the final tranche in a series of mortgage-backed securities, that is the last one to receive payment. Used in some collateralized mortgage obligations (CMO), Z-bonds pay no coupon payments while principal is being paid on earlier bonds.

110	Litman Gregory Funds Trust

Litman Gregory Funds Trust

TAX INFORMATION – (Unaudited)

For the fiscal year ended December 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Litman Gregory Masters Equity Fund	100.00%
Litman Gregory Masters International Fund	100.00%
Litman Gregory Masters Smaller Companies Fund	N/A
Litman Gregory Masters Alternative Strategies Fund	13.86%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2015 was as follows:

Litman Gregory Masters Equity Fund	100.00%
Litman Gregory Masters International Fund	4.49%
Litman Gregory Masters Smaller Companies Fund	0.00%
Litman Gregory Masters Alternative Strategies Fund	10.08%

Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2015.

Litman Gregory Masters Equity Fund	$32,722,197
Litman Gregory Masters International Fund	N/A
Litman Gregory Masters Smaller Companies Fund	N/A
Litman Gregory Masters Alternative Strategies Fund	3,907,139

Additional Information Applicable to Foreign Shareholders Only:

The percent of ordinary dividend distributions for the year ended December 31, 2015, which are designated as interest-related dividends under Internal Revenue Code Section 871 (k)(1)(C) is as follows:

Litman Gregory Masters Equity Fund	N/A
Litman Gregory Masters International Fund	N/A
Litman Gregory Masters Smaller Companies Fund	N/A
Litman Gregory Masters Alternative Strategies Fund	77.85%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

Litman Gregory Masters Equity Fund	38.22%
Litman Gregory Masters International Fund	0.00%
Litman Gregory Masters Smaller Companies Fund	0.00%
Litman Gregory Masters Alternative Strategies Fund	0.00%

For the year ended December 31, 2015, the Litman Gregory Masters International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from foreign Sourced Income
$2,263,692	$0.0288	97.10%

Tax Information	111

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the Litman Gregory Masters Funds. The SAI includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-960-0188.

Independent Trustees*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Julie Allecta 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1946)	Independent Trustee	Open-ended term; served since June 2013	Member of Governing Council, Independent Directors Council (education for investment company independent directors) since 2014; Director, Northern California Society of Botanical Artists (botanical art) since 2014; Vice President and Director, WildCare Bay Area (wildlife rehabilitation) since 2007; and Retired Partner, Paul Hastings LLP (law firm) from 1999 to 2009.	4	Forward Funds (33 portfolios)
Frederick A. Eigenbrod, Jr., Ph.D. 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1941)	Independent Trustee	Open-ended term; served since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	4	None
Harold M. Shefrin, Ph.D. 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1948)	Independent Trustee	Open-ended term; served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	4	SA Funds – Investment Trust (9 portfolios)
Taylor M. Welz 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1959)	Independent Trustee	Open-ended term; served since inception	CPA/PFS, CFP; President, Chief Compliance Officer & Sole Owner, Welz Financial Services, Inc. (investment advisory services and retirement planning), since 2007; and Partner and Chief Compliance Officer, Bowman & Company LLP (certified public accountants) from 1987 to 2007.	4	None

112	Litman Gregory Funds Trust

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the Litman Gregory Masters Funds. The SAI includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-960-0188.

Interested Trustees & Officers

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/ Officer During Past Five Years
Kenneth E. Gregory** 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1957)	Trustee and Chairman of the Board	Open-ended term; served since inception	President of the Advisor; Managing Member of Litman Gregory Asset Management, LLC (investment advisors) since 2000; President of Litman Gregory Research, Inc. (publishers) since 2000; Chief Strategist of Litman Gregory Asset Management, LLC from 2000 to 2011; and Officer of Litman Gregory Analytics, LLC (web based publisher of financial research) from 2000 to 2006.	4	None
Jeremy DeGroot** 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1963)	President and Trustee	Open-ended term; served as a Trustee since December 2008 and President since 2014	Chief Investment Officer of Litman Gregory Asset Management, LLC since 2008; and Co-Chief Investment Officer of Litman Gregory Asset Management, LLC from 2003 to 2008.	4	None
Steven Savage 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1961)	Secretary	Open-ended term; served since 2014	Managing Partner of the Advisor since 2010; Partner of the Advisor from 2003 to 2010.	N/A	None
John Coughlan 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1956)	Treasurer and Chief Compliance Officer	Open-ended term; served as Treasurer since inception, and as Chief Compliance Officer since September 2004	Chief Operating Officer and Chief Compliance Officer of the Advisor since 2004.	N/A	None

*	Denotes Trustees who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”).
**	Denotes Trustees who are “interested persons” of the Trust, as such term is defined under the 1940 Act, because of their relationship with the Advisor (the “Interested Trustees”).

In addition, Jack Chee and Rajat Jain, each a Senior Research Analyst at the Advisor, are each an Assistant Secretary of the Trust.

Trustee and Officer Information	113

Privacy Notice

The Funds may collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required or permitted by applicable law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to our employees who need to know that information to provide products and services to you and to the employees of our affiliates. We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted or required by applicable law and only as needed for us to provide agreed services to you.

We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

114	Litman Gregory Funds Trust

Advisor:

Litman Gregory Fund Advisors, LLC

Orinda, CA 94563

Distributor:

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent:

BFDS

P.O. Box 219922

Kansas City, MO 64121-9922

1-800-960-0188

For Overnight Delivery:

Masters Funds

C/O BFDS

330 W. 9th Street

Kansas City, MO 64105

Investment Professionals:

Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-254-8999.

Prospectus:

To request a current prospectus, statement of additional information, or an IRA application, call 1-800-960-0188.

Shareholder Inquiries:

To request action on your existing account, contact the Transfer agent, BFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:

For access to automated reporting of daily prices, account balances and transaction activity, call 1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Fund Information:

Fund	Symbol	CUSIP	Fund Number
Equity Fund
Institutional Class	MSEFX	53700T108	305
Investor Class	MSENX	53700T504	475
International Fund
Institutional Class	MSILX	53700T207	306
Investor Class	MNILX	53700T603	476
Smaller Companies Fund	MSSFX	53700T306	308
Alternative Strategies Fund
Institutional Class	MASFX	53700T801	421
Investor Class	MASNX	53700T884	447

Website:

www.mastersfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.

The registrant has not made any amendments to its code of ethics during the period covered by this report.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-960-0188.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees (the “board”) has determined that Harold M. Shefrin, the Chairman of the board’s audit committee, is the “audit committee financial expert” and Mr. Shefrin has been deemed to be “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	Cohen Fund Audit Services, Ltd.	Cohen Fund Audit Services, Ltd.
	FYE 12/31/2015	FYE 12/31/2014
Audit Fees	$102,725	$108,500
Audit-Related Services	$0	$0
Tax Fees	$19,600	$18,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Cohen Fund Audit Services, Ltd.	Cohen Fund Audit Services, Ltd.
	FYE 12/31/2015	FYE 12/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

	Cohen Fund Audit Services, Ltd.	Cohen Fund Audit Services, Ltd.
Non-Audit Related Fees	FYE 12/31/2015	FYE 12/31/2014
Registrant	$2,500	$2,500
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) The complete Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this Item 10.

Item 11. Controls and Procedures.

(a) The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported timely and made known to them by others within the registrant and by the registrant’s service provider.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Not applicable because the Code of Ethics is provided free of charge, upon request, as described in Item 2 of this Form N-CSR.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

(a)(3) Not applicable to open-end investment companies.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LITMAN GREGORY FUNDS TRUST

By:	/s/ Jeremy DeGroot
Jeremy DeGroot
President and Chief Executive Officer

Date:	March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy DeGroot
Jeremy DeGroot
President and Chief Executive Officer

Date:	March 4, 2016

By:	/s/ John Coughlan
John Coughlan
Treasurer and Principal Financial Officer

Date:	March 4, 2016